                                                                   EXHIBIT 10-UU

                                                                CONFORMED COPY

                              REVOLVING CREDIT AND
                            REIMBURSEMENT AGREEMENT


                                  by and among


                             TECH DATA CORPORATION
                           TECH DATA FRANCE, S.N.C.,
                     as Multicurrency Facilities Borrowers


                             TECH DATA CANADA INC.,
                        as Canadian Facilities Borrower


                       NATIONSBANK, NATIONAL ASSOCIATION,
                          BARNETT BANK, N.A. PINELLAS,
                   BAYERISCHE VEREINSBANK AG, NEW YORK BRANCH
                        CREDIT LYONNAIS ATLANTA AGENCY,
           DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES,
                      THE FIRST NATIONAL BANK OF CHICAGO,
                             ROYAL BANK OF CANADA,
                            THE BANK OF NOVA SCOTIA,
                                   CIBC INC.,
                           FIRST UNION NATIONAL BANK,
                   BANQUE NATIONALE DE PARIS, HOUSTON AGENCY,
                           SUNTRUST BANK, TAMPA BAY,
                                NATEXIS BANQUE,
                       THE DAI-ICHI KANGYO BANK, LIMITED,
                               DRESDNER BANK AG,
                               MELLON BANK, N.A.,
                           PNC BANK, KENTUCKY, INC.,
                           THE SAKURA BANK, LIMITED,
                   SOUTHTRUST BANK, NATIONAL ASSOCIATION, and
                          THE SUMITOMO BANK, LIMITED,
                      as Multicurrency Facilities Lenders


                       CANADIAN IMPERIAL BANK OF COMMERCE
                                      and
                            THE BANK OF NOVA SCOTIA,
                         as Canadian Facilities Lenders

                                      and

                  NATIONSBANK, NATIONAL ASSOCIATION, as Agent
                                      and


                      CANADIAN IMPERIAL BANK OF COMMERCE,
                               as Canadian Agent


                                      and


                         BARNETT BANK, N.A., PINELLAS,
                           BAYERISCHE VEREINSBANK AG,
                        CREDIT LYONNAIS ATLANTA AGENCY,
           DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES,
                      THE FIRST NATIONAL BANK OF CHICAGO,
                             ROYAL BANK OF CANADA,
                          THE BANK OF NOVA SCOTIA, and
                                   CIBC INC.,
                                  as Co-Agents





                                August 28, 1997


                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
                                           ARTICLE I  Definitions and Terms


1.01     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
1.02     Rules of Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                                           ARTICLE II  The Multicurrency Facilities


2.01     Revolving Credit Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
2.02     Payment of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
2.03     Payment of Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
2.04     Competitive Bid Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
2.05     Multicurrency Facilities Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
2.06     Pro Rata Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
2.07     Reductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
2.08     Increase and Decrease in Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
2.09     Conversions and Elections of Subsequent Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . .  44
2.10     Unused Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
2.11     Deficiency Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
2.12     Adjustments by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
2.13     Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
2.14     Extension of Revolving Credit Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
2.15     Swing Line . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
2.16     Additional Multicurrency Facilities Borrowers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
2.17     One Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
2.18     Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
2.19     Acceptances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
2.20     Creation of Acceptance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
2.21     Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
2.22     Domestic Letter of Credit Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
2.23     Administrative Fees and Reserves . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

                                           ARTICLE III  CANADIAN FACILITIES


3.01     Revolving Credit Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
3.02     Payment of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
3.03     Payment of Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
3.04     Evidence of Indebtedness.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62


3.05     Pro Rata Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
3.06     Reductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
3.07     Increase and Decrease in Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
3.08     Conversions and Elections of Subsequent Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . .  63
3.09     Unused Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
3.10     Deficiency Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
3.11     Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
3.12     Extension of Revolving Credit Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
3.13     Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
3.14     Acceptances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
3.15     Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
3.16     Canadian Letter of Credit Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
3.17     Administrative Fees and Reserves . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
3.18     Maximum Rate of Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
3.19     Reset of Canadian Lenders, Portion on Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

                                        ARTICLE IV  Yield Protection and Illegality


4.01     Increased Cost and Reduced Return. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
4.02     Limitation on Types of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
4.03     Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
4.04     Treatment of Affected Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
4.05     Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
4.06     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
4.07     Restricted Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
4.08     Funding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

                 ARTICLE V  Conditions to Making Loans, Issuing Letters of Credit and Creating Acceptances


5.01     Conditions of Initial Advance and Issuance of Letters of Credit and Creating Acceptances . . . . . . . . . .  79
5.02     Conditions of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

                                                    ARTICLE VI  Security


6.01     Guaranties and Pledge Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
6.02     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
6.03     New Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83

                                        ARTICLE VII  Representations and Warranties


                                     ii

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

7.01     Representations and Warranties as to Borrowers and Subsidiaries  . . . . . . . . . . . . . . . . . . . . . .  84
7.02     Representations and Warranties of TDC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85

                                            ARTICLE VIII  Affirmative Covenants


8.01     Financial Reports, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
8.02     Maintain Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
8.03     Existence, Qualification, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
8.04     Regulations and Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
8.05     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
8.06     True Books . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
8.07     Pay Indebtedness to Lenders and Perform Other Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . .  92
8.08     Right of Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
8.09     Observe all Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
8.10     Covenants Extending to Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
8.11     Officer's Knowledge of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
8.12     Suits or Other Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
8.13     Environmental Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
8.14     Notice of Discharge of Hazardous Material or Environmental Complaint . . . . . . . . . . . . . . . . . . . .  92
8.15     Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
8.16     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
8.17     ERISA Requirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
8.18     Continued Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
8.19     Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
8.20     New Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94

                                               ARTICLE IX  Negative Covenants


9.01     Current Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
9.02     Shareholders' Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
9.03     Senior Indebtedness to Total Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
9.04     Indebtedness to Total Capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
9.05     EBIT to Interest Expense.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
9.06     Lease Expense Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
9.07     Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
9.08     Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
9.09     Transfer of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
9.10     Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
9.11     Merger or Consolidation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
9.12     Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
9.13     ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99


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

9.14     Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
9.15     Rate Hedging Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
9.16     Acquisition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
9.17     Transfer and Administration Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
9.18     Lease-Backs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
9.19     Dividends or Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
9.20     Negative Pledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101

                                       ARTICLE X  Events of Default and Acceleration


10.01    Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
10.02    Agent to Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
10.03    Cumulative Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
10.04    No Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
10.05    Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
10.06    Allocation of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106

                                                   ARTICLE XI  The Agents


11.01    Appointment, Powers, and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
11.02    Reliance by Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
11.03    Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
11.04    Rights as Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
11.05    Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
11.06    Non-Reliance on Agents and Other Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
11.07    Resignation of an Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
11.08    Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
11.09    Power of Attorney  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109

                                                 ARTICLE XII  Miscellaneous


12.01    Assignments and Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
12.02    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111
12.03    No Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113
12.04    Right of Set-off; Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
12.05    Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
12.06    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 115
12.07    Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 115
12.08    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 115
12.09    Waivers by Borrowers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116
12.10    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116


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

12.11    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116
12.12    Representation and Warranty of the Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117
12.13    Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 118
12.14    Judgment Currency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 119
12.15    Economic and Monetary Union in the European Community  . . . . . . . . . . . . . . . . . . . . . . . . . . . 119
12.16    Agreement Controls . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120
12.17    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120

EXHIBIT A   Lenders' Commitments and Applicable Commitment Percentages  . . . . . . . . . . . . . . . . . . . . . . . 142
EXHIBIT B   FORM OF ASSIGNMENT AND ACCEPTANCE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 144
EXHIBIT C   Notice of Appointment (or Revocation) of Authorized Representative  . . . . . . . . . . . . . . . . . . . 149
EXHIBIT D-1 Borrowing Notice (Multicurrency Loan) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 150
EXHIBIT D-2 Borrowing Notice (Canadian Loan)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 152
EXHIBIT D-3 Borrowing Notice (Domestic Acceptance)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 154
EXHIBIT E-1 Form of Competitive Bid Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 157
EXHIBIT E-2 Form of Domestic Revolving Credit Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 161
EXHIBIT E-3 Form of Swing Line Note   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 164
EXHIBIT F   General Acceptance Agreement (Domestic Acceptance)  . . . . . . . . . . . . . . . . . . . . . . . . . . . 168
EXHIBIT G-1 Form of Guaranty and Suretyship Agreement (Multicurrency Facilities)  . . . . . . . . . . . . . . . . . . 173
EXHIBIT G-2 Form of Guaranty and Suretyship Agreement (Canadian Facilities)   . . . . . . . . . . . . . . . . . . . . 182
EXHIBIT H   Competitive Bid Quote Request   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 191
EXHIBIT I   Competitive Bid Quote   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 192
EXHIBIT J   Assumption and Consent Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 194
EXHIBIT K-1 Opinion of Counsel for Borrower   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 198
EXHIBIT K-2 Opinions of Guarantor's Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 199
EXHIBIT L   Form of Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 200

                               LIST OF SCHEDULES

Schedule 1.1        - Existing Canadian Acceptances
Schedule 1.2        - Existing Canadian Letters of Credit
Schedule 1.3        - Existing Domestic Acceptances
Schedule 1.4        - Existing Domestic Letters of Credit
Schedule 1.5        - Alternative Currency
Schedule 7.02(a)    - Subsidiaries
Schedule 7.02(b)    - Interest in Persons
Schedule 7.02(c)    - Additional Indebtedness, Liabilities, etc.
Schedule 7.02(d)    - Liens and Restrictions
Schedule 7.02(g)    - Litigation
Schedule 9.07       - Existing Indebtedness
Schedule 9.20       - Negative Pledges



                  REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT


         THIS REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT, dated as of August 28, 1997 (the "Agreement"), is made by and among:

         TECH DATA CORPORATION, a corporation organized and existing under the laws of the State of Florida and having its principal place of business located in Clearwater, Florida ("TDC"); and

         TECH DATA FRANCE, S.N.C., a societe en nom collectif organized under the laws of France with a registered capital of FF 66,867,000, having its registered office at 26 Avenue Henri Barbusse, 93000 Bobigny, registered with the Registry of Commerce and of Companies of Bobigny under Number B 309 910 282 ("TD France" and, together with TDC and any other Subsidiary who shall become authorized to borrow under the Multicurrency Facilities in accordance with
Section 2.16 hereof, the "Multicurrency Facilities Borrowers"); and

         TECH DATA CANADA INC., a corporation organized and existing under the laws of Ontario, Canada, and having its principal place of business 6895 Columbus Road, Mississauga, Ontario L5T 269 ("TD Canada" or "Canadian Facilities Borrower" and, together with the Multicurrency Facilities Borrowers, the "Borrowers"); and

         NATIONSBANK, NATIONAL ASSOCIATION ("NATIONSBANK"), BARNETT BANK, N.A. PINELLAS, BAYERISCHE VEREINSBANK AG, NEW YORK BRANCH, CREDIT LYONNAIS ATLANTA AGENCY, DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, THE FIRST NATIONAL BANK OF CHICAGO, ROYAL BANK OF CANADA, THE BANK OF NOVA SCOTIA, CIBC INC., FIRST UNION NATIONAL BANK, BANQUE NATIONALE DE PARIS, HOUSTON AGENCY, SUNTRUST BANK, CENTRAL FLORIDA, N.A., NATEXIS BANQUE, THE DAI-OCHI KANGYO BANK, LIMITED, DRESDNER BANK, AG, MELLON BANK, N.A., PNC BANK, KENTUCKY, INC., THE SAKURA BANK, LIMITED SOUTHTRUST BANK, NATIONAL ASSOCIATION and THE SUMITOMO BANK, LIMITED, the initial lenders under the Multicurrency Facilities, and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Multicurrency Facilities under this Agreement pursuant to Section 12.01 (hereinafter NationsBank and such other lenders may be referred to individually as a "Multicurrency Facilities Lender" or collectively as the "Multicurrency Facilities Lenders"); and

         CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC") and THE BANK OF NOVA SCOTIA, the initial lenders under the Canadian Facilities and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Canadian Facilities under this Agreement pursuant to Section
12.01 (hereinafter CIBC and such other lenders may be referred to individually as a "Canadian Facilities Lender" or collectively as the "Canadian Facilities Lenders"; the Canadian Facilities Lenders and the Multicurrency Facilities Lenders are sometimes referred to collectively as the "Lenders" or individually as a "Lender");

and

         NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America and having its principal place of business in Tampa, Florida in its capacity as agent for the Lenders (in such capacity, the "Agent"); and

         CANADIAN IMPERIAL BANK OF COMMERCE in its capacity as agent for the Canadian Facilities Lenders (the "Canadian Agent" and together with the Agent, collectively the "Agents").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, certain multicurrency facilities lenders (the "Existing Multicurrency Facilities Lenders"), certain Canadian facilities lenders (the "Existing Canadian Facilities Lenders" and collectively with the Existing Multicurrency Facilities Lenders, the "Existing Lenders"), the Agent and the Canadian Agent are parties to a Revolving Credit and Reimbursement Agreement dated as of May 23, 1996 (the "Existing Agreement") pursuant to which
(a) the Existing Multicurrency Lenders have made available to the Multicurrency Facilities Borrowers a multicurrency revolving credit facility of up to $250,000,000 (including a letter of credit facility with a sublimit of up to $75,000,000, a banker's acceptance facility and a competitive bid facility, and a swing line by NationsBank in favor of TDC with a sublimit of up to $15,000,000), and (b) the Existing Canadian Facilities Lenders have made available to TD Canada a US Dollar or Canadian Dollar revolving credit facility of up to US $40,000,000 (including a letter of credit facility with a sublimit of up to Cdn. $25,000,000, and a banker's acceptance facility) (the facilities described in clauses (a) and (b), together with any other facilities under the Existing Agreement are referred to collectively as the "Prior Facilities"); and

         WHEREAS, the Borrowers desire to replace the Prior Facilities with the facilities herein provided; and

         WHEREAS, the Multicurrency Facilities Lenders are willing to make available to the Multicurrency Facilities Borrowers a revolving credit facility of up to $530,000,000 (including a letter of credit facility with a sublimit of up to $125,000,000, a banker's acceptance facility and a competitive bid facility, and a swing line by NationsBank in favor of TDC with a sublimit of up to $25,000,000); and (ii) the Canadian Facilities Lenders are willing to make available to TD Canada a US Dollar or Canadian Dollar revolving credit facility of up to US $20,000,000 (including a letter of credit facility with a sublimit of up to Cdn. $15,000,000, and a banker's acceptance facility), in each case subject to the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrowers, the Lenders, the Agents and the Co-Agents hereby agree as follows:

                                   ARTICLE I

                             Definitions and Terms

         1.01 Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                 "Absolute Rate" shall have the meaning assigned to such term in Section 2.04(c)(ii)(C) hereof;

                 "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.04 hereof;

                 "Absolute Rate Loans" means the Competitive Bid Loans the interest rates on which are determined on the basis of Absolute Rates set at Absolute Rate Auctions;

                 "Acceptance" means a Domestic Acceptance or a Canadian Acceptance, as the case may be;

                 "Acceptance Addition" means that percent per annum set forth below which percent shall be the Acceptance Addition effective as to each Acceptance created next following the date of delivery of the certificate described in Section 8.01(a)(iii) or Section 8.01(b)(iii) (the "Compliance Date") demonstrating that as of the end of such period (i) either the ratio of Consolidated Senior Indebtedness to Consolidated Total Capital is less than or equal to or more than, as the case may be, or (ii) the ratio of Consolidated EBIT to Consolidated Interest Expense is greater than or equal to or less than, as the case may be, the applicable ratio set forth opposite such Acceptance Addition (provided that if such determination shall result in more than one Acceptance Addition, the lower Acceptance Addition shall apply):


            Ratios
            ------
           EBIT to                        Senior
           Interest                    Debt to Capital           Acceptance Addition
           --------                    ---------------           -------------------
     (a) Less than 3.0 to 1.00    Less than .60 to 1.00                .55%
                                  but equal to or greater
                                  than .55 to 1.00

     (b) Greater than or equal    Less than .55 to 1.00                .45%
         to 3.0 to 1.00 but       but equal to or greater
         less than 4.0 to 1.00    than .50 to 1.00

     (c) Greater than or equal    Less than .50 to 1.00                .40%
         to 4.0 to 1.00 but       but equal to or greater
         less than 5.0 to 1.00    than .45 to 1.00



     (d) Greater than or equal    Less than .45 to 1.00                .375%
         to 5.0 to 1.00



                 Notwithstanding the foregoing, if the Borrowers shall fail to deliver any such certificate within the applicable period set forth in Section 8.01(a) or (b), as the case may be, then the Acceptance Addition shall be .55% until the appropriate certificate is delivered. From the Closing Date to the first Compliance Date, the Acceptance Addition shall be .375%;

                          "Acceptance Discount Proceeds" means:

                          (i) in the case of a Canadian Acceptance accepted by a Canadian Facilities Lender that is a Schedule I Canadian chartered bank, the discount proceeds received by it upon its sale of such Canadian Acceptance to an arm's length purchaser; and

                          (ii) in the case of a Canadian Acceptance accepted by a Canadian Facilities Lender that is not a Schedule I Canadian chartered bank, the lesser of (a) the discount proceeds received by such Canadian Facilities Lender upon its sale of such Canadian Acceptance to an arm's length purchaser at approximately 10:00 a.m. Toronto time on the drawdown day, or (b) the discount proceeds that would be received by such Canadian Facilities Lender had it sold such Canadian Acceptance based upon the average discount rate for bankers' acceptances appearing on the CDOR screen of Reuters at approximately 10:00 a.m. Toronto time on the drawdown day in
                 Section 3.01, or if such rate is not quoted on the CDOR screen of Reuters at that time, the discount proceeds that would be received by it if it were to sell such Canadian Acceptance at a discount rate equal to the average discount rate expressed as a rate per annum applicable to Acceptances sold at that time by Canadian Facilities Lenders that are Schedule I Canadian chartered banks plus 0.07% per annum;

                          "Advance" means a Canadian Advance or a Domestic
                 Advance, as the case may be;

                          "Advance Date Exchange Rate" means, (i) with respect
                 to a specified Advance or Loan of an Alternative Currency, the Spot Rate of Exchange as of the date two Business Days preceding the date such Advance is originally made, provided that, if such Advance or Loan is Continued for a subsequent Interest Period or Converted pursuant to Section 2.09 the Advance Date Exchange Rate with respect to such Loan shall be the Spot Rate of Exchange two Business Days preceding the effective date of the latest Continuation or Conversion of such Advance or Loan; (ii) with respect to a specified Advance or Loan of an Alternative Currency to TD Canada, the Advance Date Exchange Rate shall be the Spot Rate of Exchange as of the date of the Advance or Loan or as of the date of a

                 Continued Interest Period or Conversion; and in either case the Dollar Value of such Advance or Loan shall be adjusted as set forth in Section 2.01(b) or Section 3.01(b), as applicable; provided, further, that in the case of a drawing under a Letter of Credit, the Spot Rate of Exchange shall be as of the date of such drawing;

                          "Alternative Currency" means, (i) with respect to
                 Loans under the Domestic Revolving Credit Facility, those currencies listed on Schedule 1.5 hereto and, with the prior written consent of all Multicurrency Facilities Lenders and the Agent, any other lawful currency other than Dollars which is freely transferable and convertible into Dollars in the United States currency market; provided, however, that an Alternative Currency shall only be available to the Multicurrency Facilities Borrowers if each Multicurrency Facilities Lender shall have access to such Alternative Currency on terms reasonably acceptable to such Multicurrency Facilities Lender and (ii) with respect to Loans under the Canadian Revolving Credit Facility, Canadian Dollars;

                          "Alternative Currency Equivalent Amount" means, with
                 respect to a specified Alternative Currency and a specified Dollar amount, the amount of such Alternative Currency into which such Dollar amount would be converted, based on the applicable Advance Date Exchange Rate;

                          "Alternative Currency Loan" means a Loan made in an
                 Alternative Currency;

                          "Applicable Agent" means, with respect to all matters
                 involving Article II of this Agreement the Agent, and with respect to all matters involving Article III of this Agreement, the Canadian Agent;

                          "Applicable Commitment Percentage" means, (i) for
                 each Multicurrency Facilities Lender, with respect to the Obligations hereunder arising in connection with the Multicurrency Facilities (each a type of "credit exposure"), including its Participations and its obligations hereunder to NationsBank to acquire Participations, a fraction (expressed as a percentage), the numerator of which shall be the then amount of such Multicurrency Facilities Lender's Domestic Revolving Credit Commitment and the denominator of which shall be the Total Domestic Revolving Credit Commitment, which Applicable Commitment Percentage for each Multicurrency Facilities Lender as of the Closing Date is as set forth in Exhibit A attached hereto and incorporated herein by this reference; (ii) for each Canadian Facilities Lender, with respect to the Obligations hereunder arising in connection with the Canadian Facilities (each a type of "credit exposure"), including its Participations and its obligations hereunder to CIBC to acquire Participations, a fraction (expressed as a percentage), the numerator of which shall be the then amount of such Canadian Facilities Lender's Canadian Revolving

                 Credit Commitment and the denominator of which shall be the Total Canadian Revolving Credit Commitment, which Applicable Commitment Percentage for each Canadian Facilities Lender as of the Closing Date is as set forth in Exhibit A attached hereto and incorporated herein by this reference; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with
                 Section 12.01 hereof;

                          "Applicable Interest Addition" means that percent per
                 annum set forth below in the case of each of a Floating CD Loan, Fixed CD Loan or Eurodollar Rate Loan, which percent shall be the Applicable Interest Addition effective beginning on the first day next following the date of delivery of the certificate described in Section 8.01(a)(iii) or Section 8.01(b)(iii) (the "Compliance Date") demonstrating that as of the end of such period either (i) the ratio of Consolidated Senior Indebtedness to Consolidated Total Capital is less than or equal to or more than, as the case may be, or (ii) the ratio of Consolidated EBIT to Consolidated Interest Expense is greater than or equal to or less than, as the case may be, the applicable ratio set forth opposite such Applicable Interest Addition (provided that if such determination shall result in more than one Applicable Interest Addition, the lower Applicable Interest Addition shall apply):


                     Ratios                                        Interest Addition
                     ------                                        -----------------

                                                                        Floating        Fixed       Eurodollar
                EBIT to Interest           Senior Debt to Capital       CD Loan        CD Loan       Rate Loan
                ----------------           ----------------------       -------        -------       ---------
                      (a)  Greater than   Less than .60 to 1.00          .675%          .675%          .55%
                           or equal to    but equal to or greater
                           2.0 to 1.00    than .55 to 1.00
                           but less
                           than 3.0 to
                           1.00

                      (b)  Greater than   Less than .55 to 1.00          .575%          .575%          .45%
                           or equal to    but equal to or greater
                           3.0 to 1.00    than .50 to 1.00
                           but less



                           than 4.0 to
                           1.00

                      (c)  Greater than   Less than .50 to 1.00          .525%          .525%          .40%
                           or equal to    but equal to or greater
                           4.0 to 1.00    than .45 to 1.00
                           but less
                           than 5.0 to
                           1.00

                      (d)  Greater than   Less than .45 to 1.00          .500%          .500%          .375%
                           or equal to
                           5.0 to 1.00

                 Notwithstanding the foregoing, if the Borrowers shall fail to deliver any such certificate within the applicable period set forth in Section 8.01(a) or (b), as the case may be, then the Applicable Interest Addition for any Loan shall be the highest Applicable Interest Addition for such type of Loan set forth above until the appropriate certificate is so delivered. From the Closing Date to the first Compliance Date, the Applicable Margin shall be .500% for CD Loans and .375% for Eurodollar Rate Loans;

                          "Applicable Lending Office" means, for each Lender
                 and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or in an Assignment and Acceptance or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrowers by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

                          "Applicable Rate" means the Eurodollar Rate
                 applicable to any Alternative Currency;

                          "Applicable Reference Rate" means:

                                  (i) for any Fixed CD Loan, in respect of the Interest Period specified by the Authorized Representative in the Borrowing Notice for such Fixed CD Loan, the per annum rate of interest (expressed as a percentage and rounded upwards if necessary to the nearest 1/100 of 1%) (which shall be the same for each day of such Interest Period) determined in good faith by the Agent in accordance with the usual procedures for its customers generally (which determination shall be conclusive absent manifest error) to be the average of the secondary market bid rates at approximately 10:00 A.M. Charlotte, North Carolina time on the first day of such Interest Period of at least two dealers of recognized standing in negotiable certificates of deposit for the purchase at face value of negotiable certificates of deposit of major money center banks for delivery on such day in an amount approximately equal to the principal amount of, and for a period comparable to the Interest Period for, such Fixed CD Loan and maturing at the end of such Interest Period, and

                                  (ii)     for any Floating CD Loan the per
                          annum rate of interest (expressed as a percentage and rounded upwards if necessary to the nearest 1/100 of 1%) determined in good faith by the Agent in accordance with the usual procedures for its customers generally to be the average of the secondary market bid rates at approximately 10:00 A.M. Charlotte, North Carolina time on each day of such Floating CD Loan of at least two dealers of recognized standing in negotiable certificates of deposit for the purchase at face value of negotiable certificates of deposit of major money center banks for delivery on such day in an amount approximately equal to the principal amount of such Floating CD Loan for a period of 90 days, and

                                  (iii) for any Eurodollar Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 or other appropriate Telerate Page (or any successor page) as the London interbank offered rate for deposits in Dollars or the Relevant Alternative Currency at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars or the Relevant Alternative Currency at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided however, if more than one rate is specified on Reuters
                          Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%);

                          "Applicable Reserve Requirement" means, at any time,
                 for any CD Loan or any Fixed Rate Loan (other than Competitive Bid Loans) the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental or emergency reserves) are required to be maintained with respect thereto under regulations issued from time to time by the Board or other applicable banking regulator by the member banks of the Federal Reserve System against (i) in the case of CD Loans, non-personal Dollar time deposits in an amount of $100,000 or more, or (ii) in the case of Eurodollar Loans, "Eurocurrency liabilities" (as such term is defined in Regulation D). Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate or any other interest rate of a Fixed Rate Loan is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans or any other Fixed Rate Loans. A Fixed Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on Fixed Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement;

                          "Applicable Unused Fee" means that percent per annum
                 set forth below, which shall be the Applicable Unused Fee effective beginning on the day next following the date of delivery of the certificate described in Section 8.01(a)(iii) or Section 8.01(b)(iii) (the "Compliance Date"), demonstrating that as of the end of such period either (i) the ratio of Consolidated Senior Indebtedness to Consolidated Total Capital is less than or equal to or more than, as the case may be, or
                 (ii) the ratio of Consolidated EBIT to Consolidated Interest Expense is greater than or equal to or less than, as the case may be, the applicable ratio set forth opposite such Applicable Unused Fee (provided that if such determination shall result in more than one Applicable Unused Fee, the lower Applicable Unused Fee shall apply:


                                 Ratios
                                 ------

                            EBIT to                  Senior
                           Interest               Debt to Capital              Applicable Unused Fee
                           --------               ---------------              ---------------------
                        (a)  Greater than    Less than .60 to 1.00                .175%
                             or equal to     but equal to or greater
                             2.0 to 1.00     than .55 to 1.00
                             but less


                             than
                             3.0 to 1.00

                        (b)  Greater than    Less than .55 to 1.00                .15%
                             or equal to     but equal to or greater
                             3.0 to 1.00     than .50 to 1.00
                             but less than
                             4.0 to 1.00

                        (c)  Greater than    Less than .50 to 1.00                .1375%
                             or equal to     but equal to or greater
                             4.0 to 1.00     than .45 to 1.00
                             but less than
                             5.0 to 1.00

                        (d)  Greater than    Less than .45 to 1.00                .1250%
                             or equal to
                             5.0 to 1.00


         Notwithstanding the foregoing, if the Borrowers shall fail to deliver any such certificate within the applicable period set forth in Section 8.01(a) or (b), as the case may be, then the Applicable Unused Fee shall be .175% until the appropriate certificate is so delivered.
         From the Closing Date to the first Compliance Date, the Applicable Unused Fee shall be .1250%;

                 "Assessment Rate" means, for any day for any CD Loan, the rate per annum (rounded upward to the nearest 1/100 of 1%) determined in good faith by the Agent in accordance with its usual procedures for its customers generally (which determination shall be conclusive absent manifest error) to be the net annual assessment rate payable by the Agent on such day for insurance by the Federal Deposit Insurance Corporation (or any successor) on Dollar time deposits. The CD Rate shall be adjusted automatically as of the effective date of each change in the Assessment Rate;

                 "Assignment and Acceptance" shall mean an Assignment and Acceptance substantially in the form of Exhibit B (with blanks appropriately filled in) delivered to the

         Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 12.01;

                 "Associated Costs" means a rate per annum equal to the arithmetic mean of the percentage rates applicable to the Applicable Lending Office of the relevant Lender according to the following formula:

                          Associated Costs                  BY + L(Y-X) + S(Y-Z)
                          per annum                =                 100 - (B+S)

         where:

         B       =        The percentage of such Lender's eligible liabilities
                          required, on the first day of the Relevant Period, to be held in a non-interest-bearing deposit account with the Bank of England pursuant to the cash ratio requirements of the Bank of England.

         Y       =        The interest rate at which British Pound deposits in
                          an amount comparable to the aggregate principal amount of the relevant Loan are offered by such Lender to leading banks in the London interbank market at or about 11:00 a.m. (London time) on the first day of the Relevant Period for a period comparable to the Relevant Period.

         L       =        The average percentage of eligible liabilities which
                          the Bank of England, as at the first day of the Relevant Period, requires such Lender to maintain as secured money with members of the London Discount
                          Market Association and/or as secured call money with those money brokers and gilt-edged primary market makers recognized by the Bank of England.

         X       =        The rate at which secured British Pound deposits in
                          an amount comparable to the aggregate principal amount of the relevant Loan may be placed by such Lender with members of the London Discount Market
                          Association and/or as secured call money with money brokers and gilt-edged primary market makers at or about 11:00 a.m. (London time) on the first day of the Relevant Period for a period comparable to the Relevant Period.

         S       =        The percentage of such Lender's eligible liabilities
                          required on the first day of the relevant Interest
                          Period to be placed as a special deposit with the Bank of England.

         Z       =        The percentage interest rate per annum payable by the
                          Bank of England on special deposits or, if lower, Y.
                 (a)      For the purposes of this definition:

                          (i) "eligible liabilities" and "special deposits" shall have the meanings ascribed to them from time to time by the Bank of England; and

                          (ii) "Relevant Period" means, if the Interest Period with respect to the relevant Loan is three months or less, the duration of such Interest Period or, if such Interest Period is longer than three months, each period of three months and any necessary shorter period in such Interest Period.

                 (b) In the application of the above formula, B, Y, L, X, S and Z will be included in the formula as decimal fractions and not as percentages, e.g. if B = 0.5% and Y = 15%, BY will be calculated as
         0.5 x 15 and not as 0.5% x 15%.

                 (c) Associated Costs shall be computed by the applicable Lender on the first day of each Relevant Period, and shall, if necessary, be rounded upward to the nearest 1/10,000 of 1%. If there is more than one Relevant Period comprised in the relevant Interest Period, then the Associated Costs for that Interest Period shall be the weighted average of the amounts so computed for the Relevant Periods comprised in that Interest Period.

                 (d) Calculations will be made on the basis of a year of 365 days.

                 The "Associated Costs" shall be increased by an amount which the applicable Lender shall determine from time to time to be necessary to compensate such Lender for the cost or loss to it of complying with any liquidity, monetary control or prudential requirements of The Bank of England existing from time to time.

                 "Assumption and Consent Agreement" means each Assumption and Consent Agreement described in Section 2.16 hereof executed and delivered in connection with the creation of additional Multicurrency Facilities Borrowers;

                 "Authorized Representative" means (i) in the case of TDC any of the Chairman, Chief Executive Officer, President, Executive Vice President of Finance and Chief Financial Officer or Treasurer of TDC or, with respect to financial matters, the Treasurer or Chief Financial Officer of TDC, (ii) in the case of TD France any of the managing directors represented by their senior executive officers (Chief Executive Officer, President, Executive Vice President or Chief Financial Officer), and (iii) with respect to TD Canada, all of the Authorized Representatives of TDC and the Vice President of Finance and Controller, or any other person expressly designated by the Board of Directors (or the appropriate committee thereof) of TDC as an Authorized Representative for purposes of this Agreement, as set forth from time to time in a certificate in the form attached hereto as Exhibit C;

                 "BA Rate" means with respect to Domestic Acceptances, NationsBank, N.A. Funds Management Bankers Acceptance Funding Rate as established by the Agent from time to time for an Acceptance having an Interest Period and in an approximate amount equal to such Acceptance;

                 "Board" means the Board of Governors of the Federal Reserve System (or any successor body);

                 "Borrowing Notice" means the telephonic request of the Authorized Representative of a Borrower to (i) obtain an Advance or to elect a subsequent Interest Period for or Convert a Loan or Loans of any Type hereunder, as the obtaining of such Advance, such election or Conversion of such Loan or Loans shall be otherwise permitted herein or (ii) create an Acceptance, as otherwise permitted hereunder. Any Borrowing Notice shall be binding on and irrevocable by the Borrower, and (a) in the case of a notice for the purposes set forth in (i) hereof, shall be confirmed in writing within three (3) Business Days by the Authorized Representative in the form attached hereto as Exhibit D-1 for Domestic Revolving Loans or Exhibit D-2 for Canadian Loans and (b) in the case of a notice for the purposes set forth in (ii) hereof, shall be confirmed in writing not less than two
         (2) Business Days prior to the creation of such Acceptance by an Authorized Representative in the form attached hereto as Exhibit D-3 for Domestic Acceptances or Exhibit D-2 for Canadian Acceptances;

                 "British Pound" means the lawful currency of England and Wales;

                 "Business Day" means (i) for all purposes other than as covered by clauses (ii) and (iii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of New York, North Carolina or Florida or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, (ii) with respect to all notices, determinations, fundings and payments in connection with Canadian Loans, Canadian Letters of Credit and the Canadian Acceptances, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of Canada and the Province of Ontario, Canada or is a day on which banking institutions located in such Province are authorized or required by law or other governmental action to close and (iii) (A) with respect to all notices, determinations, fundings and payments in connection with any Eurodollar Rate Loan, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank Eurodollar market or in deposits in the applicable Alternative Currency in the United States interbank market, as applicable, and (B) with respect to all notices, determinations, fundings and payments in connection with any Canadian Loans, any day that is a Business Day described in clause
         (ii) above and that is also a day for trading by and between banks in Canadian Dollar deposits in the applicable interbank Canadian Eurodollar market;

                 "Canadian Acceptance" means a draft which constitutes a blank bill of exchange within the meaning of the Bills of Exchange Act (Canada) drawn by TD Canada on, and accepted by, a Canadian Acceptance Lender and has a maturity 1, 2, 3 or 6 months after the date such Acceptances was created and does not extend beyond the Revolving Credit Termination Date, and shall include for purposes of computation of Canadian Acceptance Usage the Existing Canadian Acceptances;

                 "Canadian Acceptance Lender" means a Lender that is a Canadian chartered bank;

                 "Canadian Acceptance Usage" means, as at any date of determination, the aggregate face amount of all completed Canadian Acceptances which have been accepted and discounted and not been repaid by TD Canada whether or not due and whether or not held by CIBC;

                 "Canadian Advance" means a borrowing under the Canadian Revolving Credit Facility consisting of the aggregate principal amount of a Domestic Base Rate Loan, Canadian Prime Rate Loan or a Fixed Rate Loan;

                 "Canadian Dollars" or "Cdn $" means the lawful currency of Canada;

                 "Canadian Facilities" means the revolving credit, letter of credit and acceptance facilities made available by the Canadian Facilities Lenders pursuant to Article III hereof;

                 "Canadian Letter of Credit" means a Letter of Credit issued under the Canadian Letter of Credit Facility, and shall include for purposes of computation of Canadian Letter of Credit Outstandings, the Existing Canadian Letters of Credit and the related reimbursement obligations;

                 "Canadian Letter of Credit Commitment" means an amount not to exceed Cdn $15,000,000;

                 "Canadian Letter of Credit Facility" means the facility described in Article III hereof providing for the issuance by CIBC for the account of TD Canada of Canadian Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Canadian Letter of Credit Commitment;

                 "Canadian Letter of Credit Outstandings" means all undrawn amounts of Canadian Letters of Credit plus Reimbursement Obligations relating to Canadian Letters of Credit;

                 "Canadian Loans" means loans made by the Canadian Facilities Lenders pursuant to Section 3.01 hereof;

                 "Canadian Prime Rate" means on any day and with respect to all Canadian Prime Rate Loans, the greater of:

                          (i) the variable rate of interest expressed as a percentage per annum

                 (calculated on the basis of a year of 365 days) which CIBC publishes as the reference rate of interest in order to determine interest rates it will charge on that day for demand loans in Canadian Dollars to its Canadian customers and which it refers to as its "prime lending rate" or "prime rate"; and

                          (ii) the average yield to maturity expressed as a percentage per annum (calculated on the basis of a year of 365 days) quoted at 10:00 Toronto time on that day on the CDOR page of Reuters for 30 day bankers' acceptances issued by Canadian chartered banks, plus .50% per annum.

         The Canadian Prime Rate is not necessarily intended to be the lowest rate of interest determined by CIBC in connection with extensions of credit in Canadian Dollars. Changes in the rate of interest on that portion of any Loans maintained as Canadian Prime Rate Loans will take effect simultaneously with each change in the Canadian Prime Rate.
         The Canadian Agent shall give notice to the Borrower and each Canadian Facilities Lender of the Canadian Prime Rate from time to time quoted by CIBC and such notice shall be conclusive and binding for all purposes absent error;

                 "Canadian Prime Rate Loan" or "Canadian Prime Loan" means a Loan for which the rate of interest is determined by reference to the Canadian Prime Rate;

                 "Canadian Revolving Credit Commitment" means with respect to each Canadian Facilities Lender, the obligation of such Lender to make Loans to TD Canada up to an aggregate principal amount at any one time outstanding equal to the product of the percentage set forth in Exhibit A opposite such Lender's name times the Total Canadian Revolving Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement;

                 "Canadian Revolving Credit Facility" means the facility described in Article III hereof providing for Loans to TD Canada by the Canadian Facilities Lenders in the aggregate principal amount of Total Canadian Revolving Credit Commitment less the aggregate amount of Canadian Letter of Credit Outstandings and Canadian Acceptance Usage;

                 "Capital Leases" means all leases which have been or should be capitalized in accordance with Generally Accepted Accounting Principles as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof;

                 "CD Loan" means a Loan for which the rate of interest is determined by reference to the CD Rate;

                 "CD Rate" means, for any CD Loan, the rate of interest per annum determined pursuant to the following formula:

                Applicable Reference Rate
                -------------------------
  CD Rate  =    1 - Applicable Reserve     +  Assessment Rate  +  Applicable
                   Requirement                                    Interest
                                                                  Addition



                 "Change of Control" means, at any time:

                          (A)     with respect to TDC:

                                  (i)      any "person" or "group" (each as
                          used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of voting stock of TDC (or securities convertible into or exchangeable for such voting stock) representing 30% or more of the combined voting power of all voting stock of TDC (on a fully diluted basis) or (B) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of TDC; or

                                  (ii)     during any period of up to 24
                          consecutive months, commencing on the Closing Date, individuals who at the beginning of such 24-month period were directors of TDC shall cease for any reason (other than the death, disability or retirement) to constitute a majority of the board of directors of TDC; or

                                  (iii)    any Person or two or more Persons
                          acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of TDC; and

                          (B)     with respect to any Significant Subsidiary of
                TDC:

                                   (i)      which is or becomes a wholly-owned
                          Significant Subsidiary at or after the Closing Date, such Person ceases for any reason to be a wholly-owned Subsidiary of TDC (or with respect to TD Canada or TD France, ceases to be a Significant Subsidiary); or

                                  (ii)     which is or becomes a Significant
                          Subsidiary (other than a wholly-owned Significant Subsidiary) of TDC at or after the Closing Date, such Person ceases for any reason to be a Subsidiary of TDC;

                 "Closing Date" means the date as of which this Agreement is executed by the Borrowers, the Lenders and the Agent and on which the conditions set forth in Section 5.01 hereof have been satisfied;

                 "Collateral" means, collectively, all property of any Borrower, any Subsidiary or any other Person in which the Agent, the Canadian Agent or any Lender is granted a Lien to secure all or any portion of the Obligations as described in any Security Instrument;

                 "Commercial Letter of Credit" means a documentary letter of credit issued (i) in the case of Domestic Letters of Credit, by NationsBank for the account of the applicable Multicurrency Facilities Borrower or (ii) in the case of Canadian Letters of Credit, by CIBC for the account of TD Canada, to support the acquisition of eligible inventory (x) in the case of Domestic Letters of Credit, of Multicurrency Facilities Borrowers and (y) in the case of Canadian Letters of Credit, of TD Canada which letters of credit are secured by documents; provided that the expiry date of a Commercial Letter of Credit (i) shall not be later than six (6) months subsequent to the date of issuance thereof, (ii) shall not provide for payment subsequent to the thirtieth Business Day preceding the Revolving Credit Termination Date and (iii) shall not provide for time drafts;

                 "Competitive Bid Borrowing" shall have the meaning assigned to such term in Section 2.04(b) hereof;

                 "Competitive Bid Loans" means the Loans provided for by
         Section 2.04 hereof;

                 "Competitive Bid Notes" means the promissory notes of the Multicurrency Facilities Borrowers executed and delivered to the Multicurrency Facilities Lenders as provided in Section 2.05(c) and
         Section 2.16 substantially in the form of Exhibit E-1 which shall be delivered to evidence the Competitive Bid Loans;

                 "Competitive Bid Quote" means an offer in accordance with
         Section 2.04(c) hereof by a Lender to make a Competitive Bid Loan with one single specified interest rate;

                 "Competitive Bid Quote Request" shall have the meaning assigned to such term in Section 2.04(b) hereof;

                 "Consistent Basis" in reference to the application of Generally Accepted Accounting Principles means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of TDC referred to in Section 7.02(c)(i) hereof;

                 "Consolidated Current Assets" means cash and all other assets of TDC and its Subsidiaries which are expected to be realized in cash, sold in the ordinary course of business, or consumed within one year or which would be classified as a current asset, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Current Liabilities" means the sum of, without duplication, (a) all liabilities of TDC and its Subsidiaries which by their terms are payable within one year (including all Indebtedness payable on demand or maturing not more than one year from the date of computation and the current portion of Indebtedness having a maturity date in excess of one year), (b) all Obligations and (c) all Indebtedness under
         Section 9.07(vii), all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

                 "Consolidated EBIT" means, with respect to TDC and its Subsidiaries for the Four-Quarter Period immediately preceding the date of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense during such period, (iii) plus taxes paid on income during such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Funded Indebtedness" means Indebtedness for Money Borrowed of TDC and its Subsidiaries, all determined on a consolidated basis;

                 "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of TDC and its Subsidiaries, including without limitation (i) the amortization of debt discounts, (ii) the amortization of all reserves and fees (including without limitation, dealer and program fees payable under the Transfer and Administration Agreement and fees payable in respect of a Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any liabilities incurred in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Lease Expense" means with respect to TDC and its Subsidiaries for the Four-Quarter Period immediately preceding the date of computation, the gross amount of all lease or rental expense, whether or not characterized as rent, excluding payments in respect of Capital Leases constituting Indebtedness, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Net Income" means the gross revenues of TDC and its Subsidiaries less all operating and non-operating expenses of TDC and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; but excluding as income: (i) gains on the sale, conversion or other disposition of capital assets,
         (ii) gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of TDC or any Subsidiary, (iii) gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other gain or credit of an extraordinary nature as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Senior Indebtedness" means Consolidated Funded Indebtedness minus Consolidated Subordinated Indebtedness;

                 "Consolidated Shareholders' Equity" means at any time as of which the amount thereof is to be determined, the sum of the following in respect of TDC and its Subsidiaries (determined on a consolidated basis and excluding intercompany items among TDC and its Subsidiaries and any upward adjustment after the Closing Date due to revaluation of assets): (i) the amount of issued and outstanding share capital, plus
         (ii) the amount of additional paid-in capital and retained income (or, in the case of a deficit, minus the amount of such deficit), plus
         (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment) minus (iv) the absolute value of any treasury stock and the absolute value of any stock subscription receivables, as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                 "Consolidated Subordinated Indebtedness" means Subordinated Indebtedness of TDC and its Subsidiaries, all determined on a consolidated basis;

                 "Consolidated Total Capital" means the sum of Consolidated Shareholders' Equity and Consolidated Funded Indebtedness;

                 "Contingent Obligation" of any Person means all contingent liabilities required (or which, upon the creation or incurring thereof, would be required) to be included in the consolidated financial statements (including footnotes) of such Person in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

                          (1) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

                          (2) to advance or supply funds in any manner (i) for the purchase or payment of such Indebtedness or other obligation, or (ii) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

                          (3) to grant or convey any lien, security interest, pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

                          (4) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                          (5)     otherwise to assure the owner of the
                 Indebtedness or such obligation of the primary obligor against loss in respect thereof;

         With respect to Contingent Obligations (such as litigation, guarantees and pension plan liabilities), such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can reasonably be expected to become an actual or matured liability;

                 "Continue", "Continuation", "Continuance" and "Continued" shall refer to the continuation pursuant to Section 2.09 or 3.08 hereof of a Fixed Rate Loan of one Type as a Fixed Rate Loan of the same Type from one Interest Period to the next Interest Period;

                 "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 2.09 or 3.08 or Article IV of one Type of Loan into another Type of Loan;

                 "Convertible Indebtedness" means Indebtedness that is convertible only into common stock of TDC or any Subsidiary;

                 "Convertible Subordinated Indebtedness" means Subordinated Indebtedness that is Convertible Indebtedness;

                 "Cost of Acquisition" means the sum of (i) the market value, as at the date of entering into any agreement to acquire any Person, of the assets and/or the capital stock or warrant or option to be transferred in connection therewith, (ii) any cash or face amount of any debt instrument given as consideration, and (iii) any Indebtedness assumed (or taken subject to) by TDC or its Subsidiaries in connection with such acquisition;

                 "Credit Margin" means, for any day, with respect to any Canadian Acceptance accepted under the Canadian Revolving Commitment the amount set out as the Applicable Interest Addition used for determining the Eurodollar Rate;

                 "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder;

                 "Defaulted Receivable" means any Receivable which is at the time of transfer to Enterprise pursuant to the Transfer and Administration Agreement either (i) unpaid for 91 days or more from the original due date, (ii) as to which an event of bankruptcy has occurred with respect to the obligor thereunder, (iii) is deemed uncollectible by TDC, or (iv) consistent with TDC's credit and collection policy should be written off as uncollectible;

                 "Dollar Equivalent Amount" means, with respect to a specified Alternative Currency amount, the amount of Dollars into which an Alternative Currency amount would be converted, based on the applicable Advance Date Exchange Rate;

                 "Dollar Value" of an Advance or a Loan in an Alternative Currency means the Dollar Equivalent Amount of the principal amount of such Advance or Loan, as recorded in the Agent's records pursuant to
         Section 2.01(b) and Section 3.01(b);

                 "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America;

                 "Domestic Acceptance" means a draft drawn by TDC on, and accepted by, NationsBank, which Acceptance is eligible for discount by Federal Reserve Banks pursuant to paragraph 7 of Section 13 of the Federal Reserve Act (12 U.S.C. Section 372), as amended from time to time and has a maturity date of 30, 60, 90 or 180 days after the date such Acceptance was created and does not extend beyond the Revolving Credit Termination Date, and shall include for purposes of computation of Domestic Acceptance Usage the Existing Domestic Acceptances;

                 "Domestic Acceptance Date" means that date upon which NationsBank creates a Domestic Acceptance pursuant to Article II hereof;

                 "Domestic Acceptance Usage" means, as at any date of determination, the aggregate face amount of all completed Domestic Acceptances which have not been repaid by the Multicurrency Facilities Borrowers whether or not due and whether or not held by NationsBank;

                 "Domestic Advance" means a borrowing under (i) the Domestic Revolving Credit Facility consisting of the aggregate principal amount of a Domestic Base Rate Loan or Fixed Rate Loan, as the case may be and (ii) the Swing Line consisting of Floating CD Loans;

                 "Domestic Base Rate" means, for any day, the rate per annum equal to (A) for Loans in Article II hereof the higher of (i) the Federal Funds Effective Rate for such day plus one-half of one percent (.5%) and (ii) the Domestic Prime Rate for such day. Any change in the Domestic Base Rate resulting from a change in the Domestic Prime Rate or the Federal Funds Effective Rate shall become effective on the effective date of such change in the Domestic Prime Rate or the Federal Funds Effective Rate; and (B) for Canadian Loans in Article III hereof made by Canadian Facilities Lenders a fluctuating rate of interest per annum (expressed on the basis of a year of 365 days) equal to the higher of:

                          (a)     the rate of interest most recently
                 established by CIBC as its base
                 rate for Dollar loans made in Canada; and

                          (b) the Federal Funds Effective Rate in effect on each day as determined by the Agent plus 1/2 of 1%.

         The Domestic Base Rate is not necessarily intended to be the lowest rate of interest determined by CIBC in connection with extensions of credit in Dollars. Changes in the rate of interest on that portion of any Canadian Loans maintained as Domestic Base Rate Loans will take effect simultaneously with each change in the Domestic Base Rate. The Canadian Agent will give notice promptly to TD Canada and the Canadian Facilities Lenders of changes in the Domestic Base Rate;

                 "Domestic Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Domestic Base Rate;

                 "Domestic Borrowers' Account" means a demand deposit account with the Agent, which may be maintained at one or more offices of the Agent, or an agent for the Agent;

                 "Domestic Letter of Credit" means a Letter of Credit issued under the Domestic Letter of Credit Facility, and shall include for purposes of computation of Domestic Letter of Credit Outstandings, the Existing Domestic Letters of Credit and the related reimbursement obligations;

                 "Domestic Letter of Credit Commitment" means an amount not to exceed $125,000,000;

                 "Domestic Letter of Credit Facility" means the facility described in Article II hereof providing for the issuance by NationsBank for the account of the Multicurrency Facilities Borrowers of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Domestic Letter of Credit Commitment;

                 "Domestic Letter of Credit Outstandings" means all undrawn amounts of Domestic Letters of Credit plus Reimbursement Obligations relating to Domestic Letters of Credit;

                 "Domestic Loans" means Loans made by the Multicurrency Facilities Lenders pursuant to Sections 2.01, 2.04 and 2.15 hereof;

                 "Domestic Prime Rate" means the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be lowest rate charged by NationsBank to its customers;

                 "Domestic Revolving Credit Commitment" means with respect to each Multicurrency Facilities Lender, the obligation of such Lender to make Loans to the Multicurrency Facilities Borrowers up to an aggregate principal amount at any one time outstanding equal to the product of the percentage set forth in Exhibit A opposite such Lender's name times the Total Domestic Revolving Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement;

                 "Domestic Revolving Credit Facility" means the facility described in Article II hereof providing for Loans to the Multicurrency Facilities Borrowers by the Multicurrency Facilities Lenders in the aggregate principal amount of the Total Domestic Revolving Credit Commitment less the aggregate amount of outstanding Swing Line Loans, Domestic Letters of Credit Outstandings and Domestic Acceptances Usage;

                 "Domestic Revolving Credit Notes" means the promissory notes of the Multicurrency Facilities Borrowers executed and delivered to the Multicurrency Facilities Lenders as provided in Section 2.05(a) and
         Section 2.16 hereof in substantially the form attached as Exhibit E-2, with appropriate insertions as to amounts, dates and names of Multicurrency Facilities Lenders, which Domestic Revolving Credit Notes shall be delivered to evidence the Domestic Revolving Loans provided for herein;

                 "Domestic Revolving Loan" means Loans made by the Multicurrency Facilities Lenders to the Multicurrency Facilities Borrowers pursuant to Section 2.01 hereof;

                 "Domestic Subsidiary" means a Subsidiary of TDC which is organized under the laws of the United States, Federal or state, or any territory or instrumentality thereof;

                 "Eligible Assignee" means (i) a Lender; (ii) an affiliate of a Lender; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 12.01, the Borrowers, such approval not to be unreasonably withheld or delayed by any Borrower or the Agent and such approval to be deemed given by any Borrower if no objection is received by the assigning Lender and the Agent from such Borrower within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to such Borrower; provided, however, that neither any Borrower nor an affiliate of any Borrower shall qualify as an Eligible Assignee; provided, further, that Borrowers may withhold approval hereunder in their sole discretion if such assignment would give rise to the payment of any additional costs under Article IV;

                 "Enterprise" means Enterprise Funding Corporation, a Delaware corporation;

                 "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect;

                 "ERISA" means, at any date, the Employee Retirement Income Security Act of 1974 and the regulations thereunder, all as the same shall be in effect at such date;

                 "Eurodollar Rate" means, for the Interest Period for any Eurodollar Rate Loan, the rate of interest per annum determined pursuant to the following formula:

         Eurodollar     Applicable Reference Rate          Applicable Interest
                  =  ----------------------------------  +
         Rate        1 - Applicable Reserve Requirement    Addition

                 "Eurodollar Rate Loan" means a Loan (including a Loan in an Alternative Currency) for which the rate of interest is determined by reference to the Eurodollar Rate;

                 "European Currency Unit" or "ECU" means the lawful currency of the European Community;

                 "Event of Default" means any of the occurrences set forth as such in Section 10.01 hereof and the expiration of any applicable notice or cure period;

                 "Excluded Subsidiary" has the meaning assigned thereto in
         Section 8.20;

                 "Existing Canadian Acceptances" means acceptances outstanding under the Prior Facilities as of the Closing Date, more particularly described on Schedule 1.1 hereto;

                 "Existing Canadian Letters of Credit" means standby and commercial letters of credit outstanding under the Prior Facilities as of the Closing Date, more particularly described on Schedule 1.2;

                 "Existing Domestic Acceptances" means acceptances outstanding under the Prior Facilities as of the Closing Date, more particularly described on Schedule 1.3 hereto;

                 "Existing Domestic Letters of Credit" means standby and commercial letters of credit outstanding under the Prior Facilities as of the Closing Date, more particularly described on Schedule 1.4;

                 "Federal Funds Effective Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
         (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent;

                 "Fiscal Year" means the 12 month period of TDC ending on January 31 of each calendar year and commencing on February 1 of each calendar year;

                 "Fixed CD Loan" means a CD Loan for which a Multicurrency Facilities Borrower elects an Interest Period of 30, 60, 90 or 180 days pursuant to Section 2.01(b)(iii) hereof;

                 "Fixed Rate Loan" means a Loan which is either a Fixed CD Loan, a Eurodollar Rate Loan or a Competitive Bid Loan;

                 "Floating CD Loan" means a CD Loan other than a Fixed CD Loan;

                 "Floating Rate Loan" means a Loan in Dollars which is a Domestic Base Rate Loan or a Floating CD Loan;

                 "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning any pension, retirement, healthcare, death, disability or other employee benefit plan;

                 "Foreign Subsidiary" means a Subsidiary organized under the laws of a jurisdiction outside the United States;

                 "Four-Quarter Period" means a period of four full consecutive fiscal quarters of TDC and its Subsidiaries, taken together as one accounting period;

                 "Funding Bank" means any banking institution approved by the Agent located within a country which country's currency constitutes an Alternative Currency and, with respect to Canadian Dollars to be made available to TD Canada under the Canadian Revolving Credit Facility, the Canadian Agent;

                 "General Acceptance Agreement" means the General Acceptance Agreement in the form attached hereto and marked as Exhibit F;

                 "Generally Accepted Accounting Principles" means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended;

                 "German Mark" means the official currency of the Federal Republic of Germany;

                 "Guarantor" means (a) TDC or any Significant Subsidiary, other than an Excluded Subsidiary, or (b) any other Person that is party to a Guaranty;

                 "Guaranty" means, collectively or individually, as the context may require, (i) the unconditional Guaranty and Suretyship Agreement in favor of the Multicurrency Facilities Lenders in substantially the form attached hereto as Exhibit G-1 delivered to the Agent in accordance with Article V hereof or pursuant to Section 8.20 hereof pursuant to which the Significant Subsidiaries (other than TD France or any Excluded Subsidiary) guarantee the payment and performance of all Obligations to the Multicurrency Facilities Lenders as more specifically set forth in such Guaranty, and (ii) the unconditional Guaranty and Suretyship Agreement in favor of the Canadian Facilities Lenders in substantially the form attached hereto as Exhibit G-2 delivered to the Agent in accordance with Article V hereof pursuant to which TDC and its Significant Subsidiaries (other than any Excluded Subsidiary) guarantee the payment and performance of all Obligations to the Canadian Facilities Lenders as more specifically set forth in such Guaranty;

                 "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material, the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law in effect on any date;

                 "Indebtedness" means with respect to any Person, all Indebtedness for Money Borrowed, all indebtedness of such Person for the acquisition of property, other than purchases of products and merchandise in the ordinary course of business so long as payment therefor is due within one year, indebtedness secured by any Lien on the property of such Person whether or not such indebtedness is assumed, all liability of such Person by way of endorsements (other than for collection or deposit in the ordinary course of business); all Contingent Obligations, including letters of credit and Rate Hedging Obligations; all Capital Leases and other items which in accordance with Generally Accepted Accounting Principles are classified as liabilities on a balance sheet; provided that in no event shall the term Indebtedness include the TDC TROL, capital stock, surplus and retained earnings, minority interest in the common stock of Subsidiaries, lease obligations (other than pursuant to Capital Leases), reserves for deferred income taxes and investment credits, other deferred credits and reserves, and deferred compensation obligations;

                 "Indebtedness for Money Borrowed" means, for any Person, (i) all indebtedness, obligations and liabilities of such Person for money borrowed which are evidenced by bonds, debentures, notes or other similar instruments, (ii) the purchase price of Eligible Receivables (as defined in the Transfer and Administration Agreement) sold pursuant to the Trade Receivables Purchase Facility and (iii) all Capital Leases which have been capitalized in accordance with Generally Accepted Accounting Principles; provided, however, the term "Indebtedness for Money Borrowed" shall specifically exclude payroll indebtedness and trade indebtedness incurred in the ordinary course of business (including trade indebtedness through financial intermediaries) provided such trade indebtedness has a maturity of less than one year;

                 "Interest Period" for each Fixed Rate Loan or Acceptance means a period commencing on the date such Fixed Rate Loan is made or Converted or such Acceptance is created and each subsequent period commencing on the last day of the immediately preceding Interest Period for such Fixed Rate Loan or Acceptance, as the case may be, and ending, at the Borrower's option, (A) for any Fixed CD Loan or Acceptance, on the date 30, 60, 90 or 180 days thereafter as notified to the Applicable Agent by the Authorized Representative of such Borrower two (2) Business Days prior to the beginning of such Interest Period and (B) for any Eurodollar Rate Loan, on the date one, two, three or six months thereafter as notified to the Agent by the Authorized Representative of such Borrower three (3) Business Days prior to the beginning of such Interest Period in the case of a Eurodollar Rate Loan and five (5) Business Days prior to the beginning of such Interest Period in the case of a Loan in an Alternative Currency other than Canadian Dollars, French Francs, German Marks, British Pounds and European Currency Units; provided, that,

                          (i) if the Authorized Representative fails to notify the Applicable Agent of the length of an Interest Period for any Fixed CD Loan two (2) Business Days or for any Eurodollar Rate Loan three (3) or five (5) (as the case may be) Business Days, as the case may be, prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Domestic Base Rate Loan as of the first day thereof;

                          (ii) if an Interest Period for a Fixed Rate Loan or Acceptance would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless in the case of any Eurodollar Rate Loan, such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

                          (iii) excluding Interest Periods for Acceptances, there shall not be more than (x) twenty (20) Interest Periods in effect on any day in respect of Domestic Loans and (y) four
                 (4) Interest Periods in effect on any day in respect of Canadian Loans;

                          (iv) Interest Periods shall be of such duration as to permit the Borrowers to make the reductions or repayments required by this Agreement;

                          (v) there shall not be in effect at any one time more than an aggregate of four (4) Canadian Acceptances with different maturity dates;

                          (vi) the first Interest Period for a Eurodollar Rate Loan shall commence on the day such Canadian Loan is advanced by the Canadian Facilities Lenders and each subsequent Interest Period relative thereto shall commence forthwith upon the expiry of the immediately preceding Interest Period relative thereto; and

                          (vii) if any Interest Period is extended or shortened by the application of clause (vi) above, the following Interest Period shall (without prejudice to the application of clause (vi) above) end on the day on which it would have ended if the immediately preceding Interest Period had not been so extended or shortened.

                 "Inventory" means and includes any and all goods, merchandise and other personal property, including, without limitation, goods in transit, wheresoever located and whether now owned or hereafter acquired by TDC and its Subsidiaries which is or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work-in-process, or supplies or materials used or consumed in TDC's or its Subsidiaries' businesses;

                 "LC/Acceptance Account Agreement" means the LC/Acceptance Account Agreement dated as of August 28, 1997 among the Borrowers and the Agent, as amended or modified from time to time;

                 "Lending Office" means, as to each Lender, the Lending Office of such Lender designated on the signature pages hereof or in an Assignment and Acceptance or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Authorized Representative and the Agent, in the case of Multicurrency Facilities Lenders, or the Canadian Agent, in the case of Canadian Facilities Lenders, as the office by which its Loans are to be made and maintained;

                 "Letter of Credit" or "Letters of Credit" means a Commercial Letter(s) of Credit or Standby Letter(s) of Credit issued by NationsBank (in the case of Domestic Letters of Credit) and CIBC (in the case of Canadian Letters of Credit), as described in Articles II and III hereof;

                 "Letter of Credit Applications" means, collectively, the applications and agreements from the applicable Borrower to NationsBank (in respect of Domestic Letters of Credit) or CIBC (in respect of Canadian Letters of Credit) executed and delivered from time to time to support the issuance of Letters of Credit;

                 "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, TDC and its Subsidiaries shall be deemed to be the owners of any property which it or they have acquired or hold subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes;

                 "Loan" or "Loans" means any of the Fixed Rate Loans, Floating Rate Loans or Canadian Prime Loans, as the context may require, made pursuant to Articles II and III hereof;

                 "Loan Documents" means this Agreement, the Notes, the Guaranties, the LC/Acceptance Account Agreement, the Assumption and Consent Agreements, the Letter of Credit Applications, the General Acceptance Agreement for Acceptances, the Security Instruments, drafts and all other instruments and documents heretofore or hereafter executed or delivered to and in favor of any Lenders or the Agents in connection with the Loans, the Letters of Credit or the Acceptances made, issued or created under this Agreement as the same may be amended, modified or supplemented from time to time;

                 "Loan Parties" or "Loan Party" means collectively or individually, as the case may be, the Borrowers and the Significant Subsidiaries;

                 "Multicurrency Facilities" means the revolving credit, competitive bid, swing line, letter of credit and acceptance facilities made available by the Lenders pursuant to Article II hereof;

                 "Multicurrency Facilities Notes" means, collectively, the Domestic Revolving Credit Notes, the Competitive Bid Notes and the Swing Line Note;

                 "Multi-employer Plan" means an employee pension benefit plan covered by Title IV of ERISA and in respect of which TDC or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA, which is also a multi-employer plan as defined in Section 4001(a)(3) of ERISA;

                 "Non-Acceptance Lender" means a Lender that is not a Canadian chartered bank;

                 "Notes" means, collectively, the Multicurrency Facilities Notes and the Obligations herein to the Canadian Facilities Lenders as recorded on the records of the Canadian Agent;

                 "Obligations" means the obligations, liabilities and Indebtedness of TDC and its Subsidiaries with respect to (i) the principal and interest on the Loans as evidenced by the Notes and on the records of the Canadian Agent as to the Obligations herein to the Canadian Facilities Lenders, (ii) the Reimbursement Obligations, (iii) all liabilities of any Borrower to any Lender or an affiliate of a Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of TDC and its Subsidiaries to the Lenders, the Canadian Agent or the Agent, under this

         Agreement, under any one or more of the other Loan Documents or with respect to the Loans;

                 "Participation" means, with respect to any Multicurrency Facilities Lender (other than NationsBank) or any Canadian Facilities Lender (other than CIBC), as the case may be, the extension of credit represented by the participation of such Lender hereunder in the liability of (i) in the case of Multicurrency Facilities Lenders, NationsBank in respect of each Swing Line Loan made, Domestic Letter of Credit or Domestic Acceptance issued by NationsBank in accordance with the terms hereof and (ii) in the case of Canadian Facilities Lenders, CIBC in respect of each Canadian Letter of Credit or Canadian Acceptance issued by CIBC in accordance with the terms hereof;

                 "Permitted Acquisition" means the acquisition by TDC or a Subsidiary of a controlling equity interest in or all or substantially all of the assets of any Person, which satisfies each of the following: (i) such Person is in the same or similar line or lines of business as that engaged in by TDC and its Subsidiaries; and (ii) no Default or Event of Default occurs or is created or results from such transaction;

                 "Person" means an individual, limited liability company, partnership, corporation, trust, unincorporated organization, association, joint venture or other entity or a government or agency or political subdivision thereof;

                 "Pledge Agreement" or "Pledge Agreements" means, collectively (or individually as the context may indicate), (i) those certain security agreements dated as of the date hereof between TDC or a Subsidiary of TDC and the Agent, and (ii) any additional stock pledge agreement, collateral assignment of partnership interests, or other similar agreement delivered to the Agent pursuant to Section 8.20, as any such agreement or assignment referred to in clause (i) or (ii) may be hereafter amended, supplemented or replaced from time to time;

                 "Principal Office" means the principal office of the Agent at Independence Center, 15th Floor, Charlotte, North Carolina 28255,
         Attention: Agency Services, or such other office and address as the Agent may from time to time designate;

                 "Property" has the meaning given such term in Section 7.02(o);

                 "Rate Hedging Obligations" means any and all obligations of TDC and its Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing;

                 "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time;

                 "Regulatory Change" means any change effective after the Closing Date in United States federal or state laws or regulations (including Regulation D and capital adequacy regulations), Canadian federal or provincial laws or regulations, or other foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States federal or state, Canadian federal or provincial, or other foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy, including with respect to "highly leveraged transactions," whether or not having the force of law, whether or not failure to comply therewith would be unlawful and whether or not published or proposed prior to the date hereof;

                 "Reimbursement Obligation" shall mean at any time, the obligation of any Borrower with respect to any Letter of Credit or Acceptance to reimburse NationsBank or CIBC, as the case may be, and the Lenders to the extent of their respective Participations (including by the receipt by NationsBank or CIBC of proceeds of Loans pursuant to Articles II or III) for amounts theretofore paid by NationsBank or CIBC pursuant to a drawing under a Letter of Credit or payment of an Acceptance;

                 "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating more than 50% of the aggregate Credit Exposures of all the Lenders on such date, without distinction or preference as between Canadian Facilities and Multicurrency Facilities. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal to the aggregate principal amount of the Loans owing to such Lender plus the sum of the aggregate unutilized amounts of such Lender's Domestic Revolving Credit Commitment and Canadian Revolving Credit Commitment plus the amount of such Lender's Applicable Commitment Percentage of the aggregate undrawn face amount of the outstanding Letters of Credit and unpaid face amount of Acceptances and of the Reimbursement Obligations; provided that, if any Lender shall have failed to pay to NationsBank or CIBC, as applicable, its Applicable Commitment Percentage of any Swing Line Loan, drawing under any Letter of Credit or payment of an Acceptance resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to (i) Swing Line Loans, Domestic Letters of Credit, Domestic Acceptances, Reimbursement Obligations relating to Domestic Letters of Credit and the Domestic Letter of Credit Commitment shall be deemed to be held by NationsBank for purposes of this definition, and (ii) Canadian Letters of Credit, Canadian Acceptances, Reimbursement Obligations relating to Canadian Letters of Credit and the Canadian Letter of Credit Commitment shall be deemed to be held by CIBC for purposes of this definition;

                 "Revolving Credit Termination Date" means (i) August 28, 2000 or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 10.01 upon the occurrence of an Event of Default, or (iii) such date as the Borrowers may voluntarily permanently terminate the Multicurrency Facilities and the Canadian Facilities by payment in full of all Obligations (including the discharge of all obligations of NationsBank, CIBC and the other Lenders with respect to Letters of Credit, Acceptances and Participations) or (iv) such later date as the Borrowers, the Agent, the Canadian Agent and the Lenders shall agree in writing pursuant to Section 2.14 hereof with respect to Multicurrency Facilities or Section 3.12 with respect to Canadian Facilities;

                 "Security Instruments" means, collectively, the Pledge Agreements and all other agreements, instruments and other documents, whether existing or hereafter in effect, pursuant to which any Borrower, Guarantor or other Person shall grant or convey to the Agent, the Canadian Agent or the Lenders a Lien in property as security for all or any portion of the Obligations or any Secured Obligations (as defined in any Guaranty), as any such agreements, instruments or documents may be amended, modified or supplemented from time to time;

                 "Significant Subsidiary" means any Subsidiary which has either
         (i) total assets of more than $10,000,000 or (ii) total revenues of more than $10,000,000 during any Four-Quarter Period; provided, however, in no event shall the sum of total revenues or total assets of Subsidiaries not constituting Significant Subsidiaries exceed in either case $40,000,000 and shall not include (x) any Subsidiary which is a partnership whose sole purpose is holding a single real estate asset, (y) a Subsidiary established to act as a foreign sales corporation under the Internal Revenue Code of 1986, as amended and (z) Tech Data France, Inc. and Tech Data France II, Inc. so long as their only asset is their respective ownership interest in Tech Data France, S.N.C.;

                 "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA and in respect of which TDC or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA, which is not a Multi-employer Plan;

                 "Solvent" means, when used with respect to any Person, that at the time of determination:

                          (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including, without limitation, Contingent Obligations; and

                          (ii) it is then able and expects to be able to pay its debts as they mature; and

                          (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted;

                 "Spot Rate of Exchange" means, (i) in determining the Dollar Equivalent Amount of a specified Alternative Currency amount as of any date, the spot exchange rate determined by the Agent in accordance with its usual procedures for the purchase by the Agent of Dollars with such Alternative Currency at approximately 10:00 A.M., Charlotte, North Carolina time on the Business Day that is two (2) Business Days prior to such date, (ii) in determining the Alternative Currency Equivalent Amount of a specified Dollar amount on any date, the spot exchange rate determined by the Agent in accordance with its usual procedures for the purchase by the Agent of such Alternative Currency with Dollars at approximately 10:00 A.M., Charlotte, North Carolina time on the Business Day that is two (2) Business Days prior to such date and (iii) for all Loans under the Total Canadian Revolving Credit Commitment in determining the Alternative Currency Equivalent Amount of a specified Dollar amount or the Dollar amount when converting from Canadian Dollars, the amount in Dollars or Canadian Dollars, as the case may be, after giving effect to a conversion of a specified amount in Dollars to an Alternative Currency or of Alternative Currency to Dollars, as the case may be, at the rate of exchange quoted as the Bank of Canada noon spot rate on such date;

                 "Standby Letter of Credit" means a letter of credit issued (i) in the case of Domestic Letters of Credit, by NationsBank for the account of the applicable Multicurrency Facilities Borrower and (ii) in the case of Canadian Letters of Credit, by CIBC for the account of TD Canada, in favor of a Person advancing credit or securing an obligation on behalf of the applicable Borrower; provided that the expiry date of a Standby Letter of Credit shall not be later than the thirtieth Business Day preceding the Revolving Credit Termination Date;

                 "Subordinated Indebtedness" means, for any Person, all Indebtedness for Money Borrowed which is subordinated to the Obligations on terms acceptable to the Agent;

                 "Subsidiary" means any Person in which more than 50% of its outstanding voting stock or rights or more than 50% of all equity interest is owned directly or indirectly by TDC and/or by one or more of TDC's Subsidiaries;

                 "Swap Agreement" means one or more agreements with respect to Indebtedness evidenced by the Notes between one or more Borrowers and one or more Lenders, on terms mutually acceptable to such Borrower or Borrowers and such Lender or Lenders, which agreements create Rate Hedging Obligations;

                 "Swing Line" means the revolving line of credit established by NationsBank in favor of TDC pursuant to Section 2.15;

                 "Swing Line Loans" means Loans made by NationsBank to TDC pursuant to Section 2.15;

                 "Swing Line Note" means the promissory note of TDC executed and delivered to NationsBank as provided in Section 2.05(b) substantially in the form attached as Exhibit E-3, which shall be delivered to evidence the Swing Line Outstandings;

                 "Swing Line Outstandings" means, as of any date of determination, the aggregate principal Indebtedness of TDC on all Swing Line Loans then outstanding;

                 "Syndicated Loans" shall mean the Domestic Revolving Loans that are not Competitive Bid Loans or Swing Line Loans;

                 "TDC TROL" means the Tax Retention Operating Lease dated April 26, 1996 between TDC and First Security Bank, N.A. (f/n/a First Security Bank of Utah) in its capacity as owner trustee of the TD 1996 Real Estate Trust;

                 "TDF" means Tech Data Finance, Inc., a California corporation, and a wholly-owned Subsidiary of TDC;

                 "Total Canadian Revolving Credit Commitment" means an amount equal to US $20,000,000, as reduced or increased from time to time in accordance with Section 3.07;

                 "Total Canadian Utilization" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Canadian Loans plus (ii) the Canadian Acceptance Usage plus (iii) the Canadian Letter of Credit Outstandings, in each case at the Dollar Value or Dollar Equivalent Amount, as the case may be;

                 "Total Domestic Revolving Credit Commitment" means an amount equal to $530,000,000, as reduced or increased from time to time in accordance with Section 2.08;

                 "Total Domestic Utilization" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Domestic Loans, plus (ii) the Domestic Acceptance Usage, plus (iii) the Domestic Letter of Credit Outstandings, in each case at the Dollar Value or Dollar Equivalent Amount, as the case may be;

                 "Trade Receivable Purchase Facility" means the facility created for the benefit of TDF and TDC pursuant to the Transfer and Administration Agreement;

                 "Transfer and Administration Agreement" means the Amended and Restated Transfer and Administration Agreement dated as of January 21, 1997 among TDC, TDF, the Bank Investors and Enterprise, as amended, modified or supplemented from time to time, providing for the purchase of Receivables (as defined in the Transfer and Administration Agreement) of TDF by Enterprise.

                 "Type" means any type of Loan (i.e., a Domestic Base Rate Loan, Fixed CD Loan, Floating CD Loan, Absolute Rate Loan, Canadian Prime Rate Loan or Eurodollar Rate Loan).

         1.02 Rules of Interpretation. (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

         (b) Each term defined in Article 1 or 9 of the Florida Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

         (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

         (d) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

         (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

         (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

         (g) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

         (h) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

         (i) Any reference to an officer of any Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

         (j) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

                                   ARTICLE II

                          The Multicurrency Facilities

         2.01    Revolving Credit Facility

         (a) Commitment. Subject to the terms and conditions of this Agreement, each Multicurrency Facilities Lender severally agrees to make Domestic Advances in Dollars or an Alternative Currency (as specified in the respective Borrowing Notice) to the Multicurrency Facilities Borrower requesting such Advance, as the case may be, as specified in the Borrowing Notice, from time to time from the Closing Date until the Revolving Credit Termination Date, on a pro rata basis as to the total borrowing requested by such Multicurrency Facilities Borrower on any day determined by its Applicable Commitment Percentage, up to but not exceeding a Dollar Value equal to the Domestic Revolving Credit Commitment of such Multicurrency Facilities Lender, provided, however, that the Multicurrency Facilities Lenders will not be required and shall have no obligation to make any Domestic Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of the Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each Domestic Advance, the Total Domestic Utilization shall not exceed the Total Domestic Revolving Credit Commitment. Within such limits, the Multicurrency Facilities Borrowers may borrow, repay and reborrow hereunder, on a Business Day, from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (x) no Fixed Rate Loan shall be made which has an Interest Period that extends beyond the Revolving Credit Termination Date and (y) each Fixed Rate Loan may, subject to the provisions of Section 2.09, be repaid only on the last day of the Interest Period with respect thereto. The Multicurrency Facilities Borrowers agree that if at any time the Total Domestic Utilization shall exceed the Total Domestic Revolving Credit Commitment, the Multicurrency Facilities Borrowers shall immediately reduce the outstanding Domestic Revolving Loans such that, as a result of such reduction, the Total Domestic Revolving Credit Facility shall equal or exceed the Total Domestic Utilization.

         (b) Amounts, Advances and Rate Selection. (i) Each request for a Domestic Advance of an Alternative Currency under a Borrowing Notice shall constitute such Multicurrency Facilities Borrower's request for a Domestic Revolving Loan of the Dollar Value of the amount of the Alternative Currency specified in such Borrowing Notice and for such Loan to be made available by the Multicurrency Facilities Lenders to such Multicurrency Facilities Borrower in the Alternative Currency Equivalent Amount of such Dollar Value (determined based on the Advance Date Exchange Rate applicable to such Domestic Advance). The principal amount outstanding on any Domestic Loan shall be recorded in the Agent's records in Dollars (in the case of a Domestic Advance of an Alternative Currency as if the Loan had initially been made in Dollars), based on the amount of any Domestic Advance and on the Dollar Value of the initial Advance of an Alternative Currency, as reduced from time to time by the Dollar Equivalent Amount (based on the Advance Date Exchange Rate applicable to such Domestic Advance) of any principal payments with respect to such Domestic Advance. In the event a Fixed Rate Loan of an Alternative Currency is Continued, such election to Continue the Fixed Rate Loan shall be treated as a Domestic Advance and the Agent shall notify the applicable Borrower and the Multicurrency Facilities Lenders of the Advance Date Exchange Rate, Interest Period and the Eurodollar Rate for such Continued Fixed Rate Loan. The Lenders shall each be deemed to have made a Domestic Advance to such Multicurrency Facilities Borrower of its Applicable Commitment Percentage of such Loan of an Alternative Currency and the Agent shall apply the Advance Date Exchange Rate for such new Interest Period to such Continued Alternative Currency Equivalent Amount to determine the new Dollar Value of such Fixed Rate Loan and shall adjust its books accordingly. In the event that such adjustment with respect to a Continued Domestic Loan would cause the Total Domestic Utilization to exceed the Total Domestic Revolving Credit Commitment, the Multicurrency Facilities Borrowers shall, immediately on the effective date of such Continuation, repay (a "Rate Adjustment Payment") the portion of such Continued Loan (applying the new Advance Date Exchange Rate) necessary to ensure that the Total Domestic Utilization does not exceed the Total Domestic Revolving Credit Commitment, provided further that the Multicurrency
Facilities Borrowers shall not be required to pay any additional compensation pursuant to Section 4.05(a) with respect to a prepayment of a Domestic Loan required by this sentence if such prepayment is made immediately on the effective date of the continuation giving rise to such prepayment. For the purposes of determining the amount of Domestic Loans plus Domestic Letter of Credit Outstandings plus Domestic Acceptance Usage plus Swing Line Outstandings, it is intended by the parties that all Domestic Loans shall be the functional equivalent of Loans made and repaid (based on the applicable Advance Date Exchange Rate for each Advance) in Dollars. It is recognized that one or more Lenders may elect to record Domestic Loans or Domestic Advances in Alternative Currencies. The Agent shall maintain records sufficient to identify at any time, (i) the Advance Date Exchange Rate with respect to each Domestic Advance, and (ii) the portion of the outstanding Domestic Revolving Loans attributable to each Domestic Advance. There shall be no more than eight
(8) Domestic Revolving Loans of an Alternative Currency outstanding at any one time.

         (ii) The Total Domestic Utilization shall not exceed at any time an amount equal to the Total Domestic Revolving Credit Commitment. Each Domestic Revolving Loan and each Conversion under Section 2.09 shall be (A) in the case of Fixed CD or Eurodollar Rate Loans, in an amount not less than $3,000,000 (or as to Eurodollar Rate Loans the equivalent thereof if in an Alternative Currency) and if greater in integral multiples of $1,000,000 (or as to Eurodollar Rate Loans the equivalent thereof if in an Alternative Currency plus accrued interest rounded upward to the nearest $10,000), and (B) in the case of Domestic Base Rate Loans in an amount not less than $1,000,000, and, if greater, an integral multiple of $100,000.

         (iii) For each Domestic Advance an Authorized Representative shall give the Agent at least (A) three (3) Business Days irrevocable telecopy or telex notice of each Fixed Rate Loan in an Alternative Currency (whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder) prior to 10:30 A.M., Charlotte, North Carolina time, (B) three (3) Business Days irrevocable telecopy or telex notice prior to 10:30 A.M., Charlotte, North Carolina time in the case of Eurodollar Rate Loans in Dollars or two (2) Business Days irrevocable telecopy or telex notice prior to 10:30 A.M. Charlotte, North Carolina time in the case of Fixed CD Loans, and, (C) irrevocable telephonic or telefacsimile notice of each Floating Rate Loan representing a borrowing or Conversion hereunder prior to 10:30 A.M. Charlotte, North Carolina time on the day of such proposed Floating Rate Loan. Each such Borrowing Notice, which shall be effective upon receipt by the Agent, shall specify the Type of Loan, whether Dollar or Alternative Currency, amount of the Domestic Loan for which the Domestic Advance is to be made, the date of borrowing and the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice on the same day by telefacsimile transmission in the form of a Borrowing Notice in the form attached hereto as Exhibit D-1, in each case with appropriate insertions, but failure to provide such confirmation shall not affect the validity of such telephonic notice. The duration of the initial Interest Period for each Domestic Loan shall be as specified in the initial Borrowing Notice. The Multicurrency Facilities Borrowers shall have the option to elect the duration of subsequent Interest Periods and to Convert the Domestic Loans in accordance with Section 2.09 hereof. If the Agent does not receive a notice of election of duration of an Interest Period or to Convert by the time prescribed hereby and by Section 2.09 hereof, the applicable Multicurrency Facilities Borrower shall be deemed to have elected a Floating Rate Loan bearing interest at the Domestic Base Rate. The Fixed CD Rate may only be elected to apply to Domestic Loans made in Dollars. The Floating CD Rate shall apply only to Swing Line Loans.

         (iv) Notice of receipt of each Borrowing Notice in respect of Domestic Loans shall be provided by the Agent to each Multicurrency Facilities Lender by telecopy or telex with reasonable promptness, but not later than 12:00 noon, Charlotte, North Carolina time on the same day as Agent's receipt of such notice from the Multicurrency Facilities Borrowers so long as such receipt is prior to 10:30 A.M. At approximately 10:00 A.M. Charlotte, North Carolina time two (2) Business Days preceding the date specified for a Domestic Advance of an Alternative Currency, the Agent shall determine the Advance Date Exchange Rate and the Applicable Rate. Not later than 11:00 A.M. Charlotte, North Carolina time two (2) Business Days preceding the date specified for each Domestic Advance of an Alternative Currency, the Agent shall provide the applicable Multicurrency Facilities Borrower and each Multicurrency Facilities Lender notice by telefacsimile transmission of the Advance Date Exchange Rate applicable to such Domestic Advance, and the applicable Alternative Currency Equivalent Amount of the Domestic Loan or Domestic Loans required to be made by each Multicurrency Facilities Lender on such date, and the Dollar Value of such Domestic Loan or Domestic Loans and the Applicable Rate.

         (v) In the case of Domestic Advances in Dollars, each Lender shall, pursuant to the terms and conditions of this Agreement, not later than 12:00 noon, Charlotte, North Carolina time on the date specified for such Domestic Advance, make the amount of the Domestic Advance to be made by it on such day available to the Agent by depositing or transferring the proceeds thereof in immediately available funds to the Agent, at the Principal Office. The amount so received by the Agent shall, subject to the terms of this Agreement, be made available to the applicable Multicurrency Facilities Borrower by deposit of the proceeds to an account of such Multicurrency Facilities Borrower maintained at the Principal Office or otherwise as shall be directed in the applicable Borrowing Notice.

         (vi) In the case of Domestic Advances of an Alternative Currency, not later than 9:00 A.M., Charlotte, North Carolina time on the date specified for each Domestic Advance, each Multicurrency Facilities Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Domestic Loan or Domestic Loans to be made by it on such day available to the applicable Multicurrency Facilities Borrower at the Funding Bank, to the account of the Agent with the Funding Bank. The amount so received by the Funding Bank shall, subject to the terms and conditions of the Loan Documents and upon instruction from the Agent to the Funding Bank on the same day but no later than 9:00 A.M. Charlotte, North Carolina time, be made available to the applicable Multicurrency Facilities Borrower by delivery of the Alternative Currency Equivalent Amount to such Multicurrency Facilities Borrower's account with the Funding Bank.

         (vii) Notwithstanding the foregoing, if a drawing is made under any Domestic Letter of Credit or presentment is made of a Domestic Acceptance prior to the Revolving Credit Termination Date and the applicable Multicurrency Facilities Borrower shall not immediately reimburse NationsBank for the amount of such draw or payment, then notice of such drawing or payment shall be provided promptly by NationsBank to the Agent and the Agent shall provide notice to each Multicurrency Facilities Lender by telephone or telefacsimile. If notice to the Multicurrency Facilities Lenders of a drawing under any Letter of Credit or payment under any Domestic Acceptance is given by the Agent at or before 12:00 noon Charlotte, North Carolina time on any Business Day, the applicable Multicurrency Facilities Borrower shall be deemed to have requested, and each Multicurrency Facilities Lender shall, pursuant to the conditions of this Agreement, make a Domestic Base Rate Loan under the Domestic Revolving Credit Facility in the amount of such Multicurrency Facilities Lender's Applicable Commitment Percentage of such drawing or payment (and in the case of a drawing in an Alternative Currency, a Domestic Base Rate Loan, in an amount equal to such Multicurrency Facilities Lender's Applicable Commitment Percentage of the Dollar Equivalent Amount of such drawing or payment determined on the basis of the Spot Rate of Exchange on the date of drawing under the Letter of Credit) and shall pay such amount to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. Charlotte, North Carolina time on the same Business Day. If notice to the Multicurrency Facilities Lenders is given by the Agent after 12:00 noon Charlotte, North Carolina time on any Business Day, the applicable Multicurrency Facilities Borrower shall be deemed to have requested, and each Multicurrency Facilities Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make a Domestic Base Rate Loan under the Domestic Revolving Credit Facility in the amount of such Multicurrency Facilities Lender's Applicable Commitment Percentage of such drawing or payment (and in the case of a drawing in an Alternative Currency, a Domestic Base Rate Loan, in an amount equal to such Multicurrency Facilities Lender's Applicable Commitment Percentage of the Dollar Equivalent Amount of such drawing or payment determined on the basis of the Spot Rate of Exchange on the date of drawing under the Letter of Credit) and shall pay such amount to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds before 12:00 noon Charlotte, North Carolina time on the next following Business Day. Such Domestic Base Rate Loan shall Continue unless and until the applicable Multicurrency Facilities Borrower Converts such Domestic Base Rate Loan in accordance with the terms of Section 2.09 hereof.

         2.02 Payment of Interest. (a) The Multicurrency Facilities Borrowers shall pay interest to the Agent for the account of each Multicurrency Facilities Lender on the outstanding and unpaid principal amount of each Domestic Loan made by such Multicurrency Facilities Lender for the period commencing on the date of such Domestic Loan until such Loan shall be due at the then applicable Floating Rate for Floating Rate Loans or applicable Fixed Rate for Fixed Rate Loans, such payments to be made in Dollars with respect to Loans made in Dollars, and at the Applicable Rate in the case of Domestic Loans made in Alternative Currency, such payments to be made in the appropriate Alternative Currency as designated by the Authorized Representative pursuant to
Section 2.01 hereof or as otherwise provided herein; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), all amounts outstanding hereunder shall bear interest thereafter
(i) in the case of a Fixed Rate Loan, until the end of the Interest Period with respect to such Fixed Rate Loan, at a rate of two percent (2%) above such Fixed Rate and (ii) thereafter, and with respect to Floating Rate Loans, at a rate of interest per annum which shall be two percent (2%) above the Domestic Base Rate or the Floating CD Rate, as applicable, or the maximum rate permitted by applicable law, whichever is lower, from the date such amount was due and payable until the date such amount is paid in full.

         (b) Interest on each Domestic Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed provided that for Alternative Currency Loans for which a 365-day basis is the only market practice available to the Agent for such Loan, interest shall be calculated on the basis of a year of 365-366 days, as the case may be, for the actual days elapsed. Interest on each Domestic Loan shall be paid (a) quarterly in arrears on the last Business Day of each fiscal quarter, commencing October 31, 1997, on each Floating Rate Loan, (b) on the last day of the applicable Interest Period for each Fixed Rate Loan and, if the Interest Period extends for more than three months, at intervals of three months after the first day of the Interest Period and (c) on the Revolving Credit Termination Date. Interest on amounts not paid when due shall be payable on demand.

         2.03 Payment of Principal. (a) The principal amount of each Domestic Loan (other than a Competitive Bid Loan) shall be due and payable to the Agent for the benefit of each Multicurrency Facilities Lender in full on the Revolving Credit Termination Date. Competitive Bid Loans shall be due and payable on the last day of the Interest Period for such Loans. The duration of the initial Interest Period for each Domestic Loan that is a Fixed Rate Loan shall be as specified in the initial Borrowing Notice. The Multicurrency Facilities Borrowers shall have the option to elect the duration of subsequent Interest Periods and to Convert the Domestic Loans in accordance with Section
2.09 hereof. If the Agent does not receive a notice of election of duration of an Interest Period or to Convert by the time prescribed by Section 2.09 hereof, the applicable Multicurrency Facilities Borrower shall be deemed to have elected to Convert such Domestic Loan to (or Continue such Domestic Loan as) a Domestic Base Rate Loan until the Multicurrency Facilities Borrower notifies the Agent in accordance with Section 2.09.

         (b) Each payment of principal and payment of interest in respect of Domestic Loans shall be made to the Agent at the Principal Office, for the account of each Multicurrency Facilities Lender's Applicable Lending Office, to be recorded in Dollars as set forth in Section 2.01(b). The repayment of such principal amount in respect of Loans made in an Alternative Currency shall be made in the appropriate Alternate Currency as follows: the portion of the outstanding Domestic Loans attributable to each specified Domestic Advance (or the Continuation or Conversion thereof) (as determined from the Agent's records) shall be repaid in the same Alternative Currency as such Domestic Advance. Each such payment shall be made in immediately available funds before 12:30 P.M. Charlotte, North Carolina time on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the applicable Multicurrency Facilities Borrower with the Agent. The Multicurrency Facilities Borrowers shall give the Agent prior telephonic notice of any payment of principal, such notice to be given by not later than 11:00 A.M. Charlotte, North Carolina time, on the date of such payment.

         (c) The Agent shall deem any payment by or on behalf of the Multicurrency Facilities Borrowers hereunder that is not made both (a) in Dollars in the case of Domestic Loans made in Dollars and the required Alternative Currency in the case of Domestic Loans made in Alternative Currencies and in immediately available funds and (b) prior to 12:30 P.M. Charlotte, North Carolina time to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the time such funds become available funds in the required currency. The Agent shall give prompt telephonic notice to the applicable Authorized Representative and each of the Multicurrency Facilities Lenders (confirmed in writing) if any payment is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding Business Day) at a rate of interest per annum which shall be two percent (2%) above the Domestic Base Rate or the maximum rate permitted by applicable law, whichever is lower, from the date such amount was due and payable until the date such amount is paid in full.

         (d) In the event that any payment hereunder or under the Multicurrency Facilities Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day; provided that interest shall continue to accrue during the period of any such extension.

         2.04    Competitive Bid Loans.

         (a) In addition to borrowings of Syndicated Loans, at any time prior to the Revolving Credit Termination Date the Multicurrency Facilities Borrowers may, as set forth in this Section 2.04, request the Multicurrency Facilities Lenders to make offers to make Competitive Bid Loans to the Multicurrency Facilities Borrowers in Dollars. The Multicurrency Facilities Lenders may, but shall have no obligation to, make such offers and the Multicurrency Facilities Borrowers may, but shall have no obligation to, accept any such offers in the manner set forth in this




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

Section 2.04. Competitive Bid Loans shall be Absolute Rate Loans, provided that:

                 (i) the Total Domestic Utilization shall not exceed the Total Domestic Revolving Credit Commitment;

                 (ii) there may be no more than four (4) different Interest Periods for Competitive Bid Loans outstanding at the same time;

                 (iii) the aggregate amount of outstanding Competitive Bid Loans of a Multicurrency Facilities Lender shall not exceed at any time an amount equal to $50,000,000;

                 (iv) no Competitive Bid Loan shall have a maturity date subsequent to the Revolving Credit Termination Date; and

                 (v) the aggregate amount of Competitive Bid Loans outstanding at any time shall not exceed $50,000,000 in the aggregate.

         (b) When a Multicurrency Facilities Borrower wishes to request offers to make Competitive Bid Loans, it shall give the Agent (which shall promptly notify the Multicurrency Facilities Lenders) notice (a "Competitive Bid Quote Request") to be received no later than 10:00 A.M. on the Business Day next preceding the date of borrowing proposed therein (or such other time and date as such Multicurrency Facilities Borrower and the Agent, with the consent of the Required Lenders, may agree). The Multicurrency Facilities Borrowers may request offers to make Competitive Bid Loans for up to three (3) different Interest Periods in a single notice; provided that the request for each separate Interest Period shall be deemed to be a separate Competitive Bid Quote Request for a separate borrowing (a "Competitive Bid Borrowing") and there shall not be outstanding at any one time more than four (4) Competitive Bid Borrowings. Each such Competitive Bid Quote Request shall be substantially in the form of Exhibit H hereto and shall specify as to each Competitive Bid
Borrowing:

                 (i) the proposed date of such borrowing, which shall be a Business Day;

                 (ii) the aggregate amount of such Competitive Bid Borrowing, which shall be at least $5,000,000 (or a larger multiple of $1,000,000) but shall not cause the limits specified in Section 2.04(a) hereof to be violated;

                 (iii) the duration of the Interest Period applicable thereto; and

                 (iv) the date on which the Competitive Bid Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Competitive Bid Quotes are to be submitted is called the "Quotation Date").

Except as otherwise provided in this Section 2.04(b), no Competitive Bid Quote Request shall be




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

given within five (5) Business Days (or such other number of days as the applicable Multicurrency Facilities Borrower and the Agent, with the consent of the Required Lenders, may agree) of any other Competitive Bid Quote Request.

         (c) (i) Each Multicurrency Facilities Lender may submit one or more Competitive Bid Quotes, each containing an offer to make a Competitive Bid Loan in response to any Competitive Bid Quote Request; provided that, if a Multicurrency Facilities Borrower's request under Section 2.04(b) hereof specified more than one Interest Period, such Multicurrency Facilities Lender may make a single submission containing one or more Competitive Bid Quotes for each such Interest Period. Each Competitive Bid Quote must be submitted to the Agent not later than 10:00 A.M. Charlotte, North Carolina time on the Quotation Date (or such other time and date as the applicable Multicurrency Facilities Borrower and the Agent, with the consent of the Required Lenders, may agree); provided, that any Competitive Bid Quote may be submitted by the Agent (or its Applicable Lending Office) only if the Agent (or such Applicable Lending Office) notifies the Multicurrency Facilities Borrower of the terms of the offer contained therein not later than 9:45 A.M. Charlotte, North Carolina time on the Quotation Date. Subject to Article IV, Article VII and Article X hereof, any Competitive Bid Quote so made shall be irrevocable except with the consent of the Agent given on the instructions of the applicable Multicurrency Facilities Borrower.

                 (ii) Each Competitive Bid Quote shall be substantially in the form of Exhibit I hereto and shall specify:

                          (A) the proposed date of borrowing and the Interest Period therefor;

                          (B) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount shall be at least $5,000,000 (or a larger multiple of $1,000,000); provided that the aggregate principal amount of all Competitive Bid Loans for which a Lender submits Competitive Bid Quotes (x) may not exceed $50,000,000 and (y) may not exceed the principal amount of the Competitive Bid Borrowing for a particular Interest Period for which offers were requested;

                          (C) the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Competitive Bid Loan (the "Absolute Rate"); and

                          (D)     the identity of the quoting Lender.

Unless otherwise agreed by the Agent and the applicable Multicurrency Facilities Borrower, no Competitive Bid Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Quote Request and, in particular, no Competitive Bid Quote may be conditioned upon acceptance by the applicable Multicurrency Facilities Borrower of all (or some specified minimum) of the principal amount of



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

the Competitive Bid Loan for which such Competitive Bid Quote is being made.

         (d) The Agent shall, as promptly as practicable after the Competitive Bid Quote is submitted (but in any event not later than 10:30 A.M. Charlotte, North Carolina time on the Quotation Date), notify the applicable Multicurrency Facilities Borrower of the terms (i) of any Competitive Bid Quote submitted by a Multicurrency Facilities Lender that is in accordance with
Section 2.04(c) hereof and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Multicurrency Facilities Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the applicable Multicurrency Facilities Borrower shall specify (A) the aggregate principal amount of the Competitive Bid Borrowing for which offers have been received and (B) the respective principal amounts and Absolute Rates so offered by each Multicurrency Facilities Lender (identifying the Multicurrency Facilities Lender that made each Competitive Bid Quote).

         (e) Not later than 11:00 A.M. Charlotte, North Carolina time on the Quotation Date (or such other time and date as the applicable Multicurrency Facilities Borrower and the Agent, with the consent of the Required Lenders, may agree), the applicable Multicurrency Facilities Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.04(d) hereof (and the failure of the applicable Multicurrency Facilities Borrower to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Multicurrency Facilities Lender. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The applicable Borrower may accept any Competitive Bid Quote in whole or in part (provided that any Competitive Bid Quote accepted in part shall be at least $5,000,000 or a larger multiple of $1,000,000); provided that:

                 (i) the aggregate principal amount of each Competitive Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                 (ii) the aggregate principal amount of each Competitive Bid Borrowing shall be at least $5,000,000 (or a larger multiple of $1,000,000) but shall not cause the limits specified in Section 2.04(a) hereof to be violated;

                 (iii) acceptance of offers may be made only in ascending order of Absolute Rates, beginning with the lowest rate so offered; and

                 (iv) the Multicurrency Facilities Borrowers may not accept any offer where the Agent has correctly advised the Multicurrency Facilities Borrowers that such offer fails to comply with Section 2.04(c)(ii) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.04(a) hereof).

If offers are made by two or more Multicurrency Facilities Lenders with the same Absolute Rates, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period after the acceptance of all offers, if any, of all lower Absolute Rates offered by any Multicurrency Facilities Lender for such related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the applicable Multicurrency Facilities Borrower among such Multicurrency Facilities Lenders as nearly as possible (in amounts of at least $5,000,000 or larger multiples of $1,000,000) in proportion to the aggregate principal amount of such offers. Determinations by the applicable Multicurrency Facilities Borrower of the amounts of Competitive Bid Loans and the lowest bid after adjustment as provided in Section 2.04(e)(iii) shall be conclusive in the absence of manifest error.

         (f) Any Multicurrency Facilities Lender whose offer to make any Competitive Bid Loan has been accepted shall, not later than 1:00 P.M. Charlotte, North Carolina time on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at the Principal Office in Dollars and in immediately available funds, for account of the applicable Multicurrency Facilities Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the applicable Multicurrency Facilities Borrower on such date by depositing the same, in Dollars and in immediately available funds, in an account of the Multicurrency Facilities Borrowers maintained at the Principal Office or otherwise as shall be directed by the applicable Multicurrency Facilities Borrower.

         2.05    Multicurrency Facilities Notes.

         (a) Syndicated Loans made by each Multicurrency Facilities Lender shall be evidenced by the Domestic Revolving Credit Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Total Domestic Revolving Credit Commitment, which Domestic Revolving Credit Note shall be dated the Closing Date and shall be duly completed, executed and delivered by the Multicurrency Facilities Borrowers.

         (b) Swing Line Loans made by NationsBank shall be evidenced by the Swing Line Note payable to the order of NationsBank, which Swing Line Note shall be dated the Closing Date and shall be duly completed, executed and delivered by TDC.

         (c) Competitive Bid Loans made by each Multicurrency Facilities Lender shall be evidenced by the Competitive Bid Note payable to the order of such Lender in the amount of $50,000,000, which Competitive Bid Note shall be dated the Closing Date and shall be duly completed, executed and delivered by the Multicurrency Facilities Borrowers.

         2.06 Pro Rata Payments. Except as otherwise provided herein, (a) each payment on account of the principal of and interest on the Syndicated Loans and the fees described in Section 2.10 hereof shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages of the Total Domestic Revolving Credit Commitment, (b) all payments to be made by the Multicurrency Facilities Borrowers for the account of each of




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

the Multicurrency Facilities Lenders on account of principal, interest and fees shall be made without set-off or counterclaim, and (c) the Agent will promptly distribute payments received to the Multicurrency Facilities Lenders. Notwithstanding the foregoing, in the event any Multicurrency Facilities Lender shall not be able to make a Fixed Rate Loan as provided in Section 4.07, interest shall be allocated to each Multicurrency Facilities Lender according to the interest rate payable to such Multicurrency Facilities Lender.

         2.07 Reductions. The Multicurrency Facilities Borrowers shall, by notice from an Authorized Representative, have the right from time to time (but not more frequently than once during each fiscal quarter), upon not less than ten (10) Business Days written notice to the Agent, to reduce the Total Domestic Revolving Credit Commitment. The Agent shall give each Multicurrency Facilities Lender, within one (1) Business Day, telephonic notice (confirmed in writing) of such reduction. Each such reduction shall be in the aggregate amount of $5,000,000 or such greater amount which is in an integral multiple of $1,000,000, and shall permanently reduce the Total Domestic Revolving Credit Commitment. No such reduction shall result in the payment of any Fixed Rate Loan other than on the last day of the Interest Period of such Loan unless such prepayment is accompanied by amounts due, if any, under Section 4.05. Each such reduction of the Total Domestic Revolving Credit Commitment shall be accompanied by payment of the Loans to the extent that the Total Domestic Utilization exceeds the Total Domestic Revolving Credit Commitment, after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

         2.08 Increase and Decrease in Amounts. The amount of the Total Domestic Revolving Credit Commitment which shall be available to the Multicurrency Facilities Borrowers as Domestic Revolving Loans shall be reduced by the aggregate amount of all Domestic Letters of Credit Outstandings, Swing Line Outstandings, Domestic Acceptance Usage and Competitive Bid Loans.

         2.09 Conversions and Elections of Subsequent Interest Periods. Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth below and in Article IV hereof, the Multicurrency Facilities Borrowers may:

         (a) upon notice to the Agent on or before 10:30 A.M. Charlotte, North Carolina time on any Business Day Convert all or a part of Fixed Rate Loans (other than Competitive Bid Loans) to Floating Rate Loans under the Domestic Revolving Credit Facility on the last day of the Interest Period for such Fixed Rate Loans;

         (b) on three (3) or in the case of Conversions into or Continuations of Domestic Loans as Fixed CD Loans two (2)) Business Days' notice to the Agent on or before 10:30 A.M. Charlotte, North Carolina time:

                 (i) elect a subsequent Interest Period for all or a portion of Fixed Rate Loans (other than Competitive Bid Loans) under the Domestic Revolving Credit Facility in Dollars or any Alternate Currency to begin in the same currency on the last day of the current Interest Period for such Fixed Rate Loans;

                 (ii) elect that any Fixed Rate Loan in Dollars (other than Competitive Bid Loans) under the Domestic Revolving Credit Facility be Converted on the last day of the Interest Period for any Fixed Rate Loan into another Fixed Rate Loan in Dollars; and

                 (iii) Convert Floating Rate Loans under the Domestic Revolving Credit Facility to Fixed Rate Loans (other than Competitive Bid Loans) on any Business Day.

         Notice of any such elections or Conversions shall be effected by receipt of an appropriate Borrowing Notice and shall specify the effective date of such election or Conversion and the Interest Period to be applicable to the Domestic Revolving Loan as Continued or Converted. Each election and Conversion pursuant to this Section 2.09 shall be subject to the limitations on Fixed Rate Loans set forth in the definition of "Interest Period" herein and in
Section 2.01 and Article IV hereof. All such Continuations or Conversions of Domestic Revolving Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders in respect of the Total Domestic Revolving Credit Commitment.

         2.10 Unused Fee. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date (or such earlier date on which the Multicurrency Facilities have terminated), the Multicurrency Facilities Borrowers agree to pay to the Agent, for the pro rata benefit of the Multicurrency Facilities Lenders based on their Applicable Commitment Percentages of the Total Domestic Revolving Credit Commitment, an unused fee equal to the Applicable Unused Fee times the sum of the daily amount by which the Total Domestic Revolving Credit Commitment exceeds the sum of average daily
(i) Domestic Revolving Loans, plus (ii) Domestic Letter of Credit Outstanding, plus (ii) Domestic Acceptance Usage. Swing Line Loans and Competitive Bid Loans shall not be outstanding Loans for purposes of determining such fee.
Such payments of fees provided for in this Section 2.10 shall be due in arrears on the last Business Day of each July, October, January and April beginning October 31, 1997 to and on the Revolving Credit Termination Date (or such earlier date on which the Multicurrency Facilities have terminated). Notwithstanding the foregoing, so long as any Multicurrency Facilities Lender fails to make available any portion of its Domestic Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

         2.11 Deficiency Advances. No Multicurrency Facilities Lender shall be responsible for any default of any other Multicurrency Facilities Lender in respect to such other Multicurrency Facilities Lender's obligation to make any Domestic Revolving Loan hereunder nor shall the Domestic Revolving Credit Commitment of any Multicurrency Facilities Lender hereunder be increased as a result of such default of any other Multicurrency Facilities Lender. Without limiting the generality of the foregoing, in the event any Multicurrency Facilities Lender shall fail to advance funds to a Multicurrency Facilities Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the applicable Domestic

Revolving Credit Note in its favor as a Multicurrency Facilities Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Multicurrency Facilities Lender would have been entitled had it made such advance under its applicable Domestic Revolving Credit Note; provided that, upon payment to the Agent from such other Multicurrency Facilities Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by the applicable Multicurrency Facilities Borrower on each Domestic Revolving Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the applicable Domestic Revolving Credit Note of the Agent in full payment of such deficiency advance and the applicable Multicurrency Facilities Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Multicurrency Facilities Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by such Multicurrency Facilities Borrower thereon.

         2.12 Adjustments by Agent. Notwithstanding the construction of "pro rata" to mean based on the Applicable Percentage Commitments and any provisions contained herein for the advancement of funds or distribution of payments on a pro rata basis, the Agent may, in its discretion, but shall not be obligated to, adjust downward or upward (but not in excess of any applicable Domestic Revolving Credit Commitment) the principal amount of any Domestic Revolving Loan to be made by any Multicurrency Facilities Lender to the nearest amount which is evenly divisible by $100, and make appropriate related adjustment in the distribution of payments of principal and interest on the Loans.

         2.13 Use of Proceeds. The proceeds of the Loans made pursuant to the Domestic Revolving Credit Facility hereunder shall be used by the Multicurrency Facilities Borrowers to repay and terminate the Prior Facilities, to finance capital expenditures and Permitted Acquisitions and for other working capital and general corporate needs of TDC and its Subsidiaries, to the extent permitted under this Agreement.

         2.14 Extension of Revolving Credit Termination Date. At the request of the Multicurrency Facilities Borrowers the Lenders may, in their sole discretion, elect to extend the Revolving Credit Termination Date for Multicurrency Facilities then in effect for additional periods of one year.
The Multicurrency Facilities Borrowers shall notify the Lenders of their request for such an extension by delivering to the Agent notice of such request signed by an Authorized Representative not more than one hundred and twenty
(120) days nor less than sixty (60) days prior to the second anniversary of the Closing Date. If all the Lenders shall elect to so extend both the Multicurrency Facilities and the Canadian Facilities, the Agent shall notify the Multicurrency Facilities Borrowers in writing within sixty (60) days of its receipt of such request for extension of the decision of the Lenders of whether to extend the Revolving Credit Termination Date for Multicurrency Facilities. Failure by the Agent to give such notice shall constitute refusal by the Lenders to extend the Revolving Credit Termination Date for the Multicurrency Facilities.

         2.15 Swing Line. Notwithstanding any other provision of this Agreement to the contrary, in order to administer the Domestic Revolving Credit Facility in an efficient manner and to minimize the transfer of funds between the Agent and the Multicurrency Facilities Lenders, NationsBank shall make available Swing Line Loans to TDC in Dollars prior to the Revolving Credit Termination Date. NationsBank shall not make any Swing Line Loan pursuant hereto (i) if the Borrowers are not in compliance with all the conditions to the making of Loans set forth in this Agreement, (ii) if after giving effect to such Swing Line Loan, the Swing Line Loans outstanding exceed $25,000,000, or
(iii) if after giving effect to such Swing Line Loan, the Total Domestic Utilization exceeds the Total Domestic Revolving Credit Commitment. Loans made pursuant to this Section 2.15 shall be limited to Floating CD Loans.

                 (i)      TDC may borrow, repay and reborrow under this Section
         2.15. Borrowings under the Swing Line may be made in amounts of $250,000 and multiples of $250,000 in excess thereof, upon telephonic (confirmed in writing) or telefacsimile request by an Authorized Representative of TDC made to NationsBank not later than 12:00 noon Charlotte, North Carolina time on the Business Day of the requested borrowing. Each repayment of a Swing Line Loan shall be in integral multiples of $250,000 with a minimum amount of $250,000.

                 (ii) If TDC instructs NationsBank to debit its demand deposit account in an amount of any payment with respect to a Swing Line Loan, or NationsBank otherwise receives repayment after 2:00 P.M. Charlotte, North Carolina time, on a Business Day, such payment shall be deemed received on the next Business Day. TDC shall pay interest on Swing Line Loans quarterly on the last Business Day of each quarter, commencing October 31, 1997 and continuing on the last day of each January, April, July and October thereafter. Interest shall be calculated on the basis of a year of 360 days and calculated for the actual number of days elapsed.

                 (iii) The Multicurrency Facilities Borrowers and each Multicurrency Facilities Lender which is or may become a party hereto acknowledge that all Swing Line Loans are to be made solely by NationsBank to TDC but that such Multicurrency Facilities Lender shall share the risk of loss with respect to such Loans in an amount equal to such Lender's Applicable Commitment Percentage of such Swing Line Loan. Upon demand according to its Applicable Commitment Percentage of such Swing Line Loan, each Multicurrency Facilities Lender shall promptly provide to NationsBank its purchase price therefor in an amount equal to its Participation therein, in which case such Swing Line Loan shall be deemed from and after such date (to the extent TDC has not Converted such loan pursuant to Section 2.09) a Syndicated Loan made in accordance with the Agreement. The obligation of each Lender to so provide its purchase price to NationsBank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

                 (iv) TDC at its option may request an Advance as a Domestic Revolving Loan pursuant to Section 2.01 in an amount sufficient to repay any or all Swing Line Loans on any date (subject to three (3) Business Days prior notice in the case of Eurodollar Loans or (5) Business Days prior notice in the case of Loans in an Alternative Currency) and the Agent shall upon the receipt of such Advance, provide to NationsBank the amount necessary to repay such Swing Line Loan or Loans (which NationsBank shall then apply to such repayment) and credit any balance of the Domestic Revolving Loan in immediately available funds to an account of TDC at the Principal Office or as otherwise directed by TDC. The proceeds of such Advances shall be paid to NationsBank for application to the outstanding Swing Line Loans and the Multicurrency Facilities Lenders shall then be deemed to have made Domestic Revolving Loans in the amount of such Advances. The obligation of NationsBank to fund the Swing Line shall cease upon the earliest of
         (i) the occurrence of a Default or Event of Default, or (ii) the Revolving Credit Termination Date, or (iii) the date of resignation by NationsBank as Agent; provided that when a Default is no longer continuing NationsBank shall be obligated to provide Swing Line Loans unless payment of the Obligations has been accelerated.

         2.16 Additional Multicurrency Facilities Borrowers. Upon the request of the Multicurrency Facilities Borrowers as then constituted hereunder (the "Current Borrowers") and with the consent of the Agent and the Lenders, additional wholly-owned Subsidiaries of TDC may be added as Multicurrency Facilities Borrowers (each, an "Additional Borrower") as herein provided. Not later than twenty (20) days prior to the proposed effective date of such addition, an Authorized Representative of the Current Borrowers shall request the addition of such Additional Borrower by notice in writing to the Agent, which notice shall identify the proposed Additional Borrower and the proposed effective date of such addition, and shall constitute the Current Borrowers' representation and warranty to the Agents and the Lenders that they shall deliver or cause to be delivered, as appropriate, the documents required by this Section 2.16 in connection with such addition.

         If the Agent and the Lenders shall consent to the addition of such proposed Additional Borrower (which consent shall be indicated by written notice thereof from the Agent to the Multicurrency Facilities Borrowers and the Lenders, and which consent may be subject to additional conditions, including payments of additional fees as may be specified by the Agent in such notice), then such proposed Additional Borrower shall be and become a Multicurrency Facilities Borrower for all purposes of the Loan Documents upon the satisfaction of all of the following conditions:

                 (i) no Default or Event of Default shall exist or be continuing immediately prior to or on giving effect to such addition;

                 (ii) the Additional Borrower and the Current Borrowers shall execute and deliver to the Lenders replacement Domestic Revolving Credit Notes and Competitive Bid Notes executed by each of them;

                 (iii) the Additional Borrower, the Current Borrowers and all Persons who have in effect a Guaranty in respect of the Domestic Loans (the
         "Domestic Credit Parties") shall execute and deliver an Assumption and Consent Agreement in the form attached as Exhibit J hereto;

                 (iv) the Agent shall receive the opinion of counsel to the Domestic Credit Parties acceptable to the Agent addressed to the Agent and the Lenders as to the authorization, execution, delivery and enforceability of the documents described in clauses (ii) and (iii) and as to such other matters as it may request, such opinion to be acceptable in form and content to the Agent and its special counsel;

                 (v) the Additional Borrower shall have furnished to the Agent its certificate appointing an initial Authorized Representative; and

                 (vi) all additional conditions, including the payment of any fees in connection therewith, as may be specified by the Agent, shall have been satisfied.

         Upon satisfaction of such condition, the Additional Borrower shall thereafter be and become a Multicurrency Facilities Borrower for all purposes of the Loan Documents.

         2.17 One Loan. (a) All Domestic Loans and Domestic Advances by the Multicurrency Facilities Lenders to any Multicurrency Facilities Borrower shall constitute the joint and several general obligation of each of the Multicurrency Facilities Borrowers. Each Multicurrency Facilities Borrower shall be jointly and severally liable to the Agent and the Multicurrency Facilities Lenders for all Obligations hereunder in respect of Multicurrency Facilities, regardless of whether such Obligations arise as a result of Domestic Advances to such Borrower, it being stipulated and agreed that Domestic Advances hereunder to any Multicurrency Facilities Borrower inure to the benefit of each of the Multicurrency Facilities Borrowers, and that the Multicurrency Facilities Lenders are relying on the joint and several liability of the Multicurrency Facilities Borrowers in extending credit under the Multicurrency Facilities.

         (b) Each Multicurrency Facilities Borrower guarantees to the Multicurrency Facilities Lenders the payment in full of all of the Obligations of the other Multicurrency Facilities Borrowers to the Multicurrency Facilities Lenders in respect of Multicurrency Facilities and further guarantees the due performance by each other Multicurrency Facilities Borrower of its respective duties and covenants made in favor of the Agent and the Multicurrency Facilities Lenders hereunder. Each Multicurrency Facilities Borrower agrees that the joint and several liability of the Multicurrency Facilities Borrowers shall not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the rights of the Agent and the Multicurrency Facilities Lenders with respect to any collateral, nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Agent and the Multicurrency Facilities Lenders with respect to any of the Obligations, nor by any other agreements or arrangements whatever with any other Multicurrency Facilities Borrower, any guarantor or any other Person, each Multicurrency Facilities Borrower hereby waiving all





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notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Multicurrency Facilities Borrower hereunder is direct and unconditional as to all of the Obligations hereunder in respect of the Multicurrency Facilities, and may be enforced without requiring the Agent or the Multicurrency Facilities Lenders first to resort to any other right, remedy or security; no Multicurrency Facilities Borrower shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for any of the Obligations in respect of the Multicurrency Facilities, unless and until all of said Obligations have been paid in full.

         2.18 Letters of Credit. NationsBank agrees, subject to the terms and conditions of this Agreement, to maintain the Existing Domestic Letters of Credit as Letters of Credit hereunder and upon request of a Multicurrency Facilities Borrower to issue from time to time for the account of such Borrower Domestic Letters of Credit upon delivery to NationsBank of a Letter of Credit Application therefor in form and content acceptable to NationsBank; provided, that the Domestic Letter of Credit Outstandings hereunder shall not exceed the Domestic Letter of Credit Commitment. No Domestic Letter of Credit shall be issued by NationsBank with an expiry date or payment date occurring subsequent to the fifth Business Day preceding the Revolving Credit Termination Date and no Commercial Letter of Credit shall have an expiry date occurring more than six (6) months after the date of its issuance. NationsBank shall not be required to issue any Letter of Credit if Total Domestic Utilization when added to the face amount of any requested Domestic Letter of Credit exceeds the Total Domestic Revolving Credit Commitment.

         2.19 Acceptances. NationsBank agrees, subject to the terms and conditions hereof, until the day prior to the Revolving Credit Termination Date, to maintain the Existing Domestic Acceptances as Domestic Acceptances hereunder and, upon the request of a Multicurrency Facilities Borrower, to create, from time to time, Domestic Acceptances for the benefit of such Borrower. NationsBank shall create such Domestic Acceptances by accepting and discounting drafts drawn by such Borrower under and pursuant to this Agreement. NationsBank shall not accept any such drafts unless the resulting Acceptance shall be a Domestic Acceptance as defined in Section 1.01 hereof. Upon accepting a draft NationsBank may discount the resulting Domestic Acceptance at a rate per annum (based on a year of 360 days) equal to the BA Rate. NationsBank shall not be required to create any Domestic Acceptance if the amount payable under such Domestic Acceptance when added to the Total Domestic Utilization exceeds the Total Domestic Revolving Credit Commitment. The face amount of Domestic Acceptances shall be an integral multiple of $500,000 and shall not be less than $1,000,000. The creation date and maturity date of each Domestic Acceptance shall be a Business Day. Notwithstanding the foregoing, NationsBank shall not be obligated to create or discount any Domestic Acceptance as amended from time to time, (i) if creation thereof would cause NationsBank to exceed the maximum amount of outstanding bankers' acceptances permitted by applicable law, or (ii) if, in the reasonable opinion of NationsBank, general conditions in the public market for rediscounting bankers' acceptances render it inadvisable to do so.

         2.20 Creation of Acceptance. Any request for creation of a Domestic Acceptance shall



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

be made at least two (2) Business Days in advance of the day upon which such Domestic Acceptance is to be created (the "Domestic Acceptance Date"); such request to be in writing and in the form of Borrowing Notice set forth in Exhibit D-3. No Domestic Acceptance shall be created by NationsBank with a maturity date occurring subsequent to the Revolving Credit Termination Date.
If NationsBank creates the requested Domestic Acceptance, then on or before 11:00 A.M., Charlotte, North Carolina time on the Domestic Acceptance Date, NationsBank shall notify the applicable Borrower of the BA Rate plus Acceptance Addition at which the Domestic Acceptance will be discounted by NationsBank, and NationsBank shall promptly thereafter accept the draft of such Multicurrency Facilities Borrower for the amount and Interest Period requested. Upon the discounting of each Domestic Acceptance, NationsBank shall credit such Borrower's account with an amount equal to the net proceeds of such discounted Domestic Acceptance. In addition, NationsBank shall promptly remit to the Agent the full amount of the Acceptance Addition and the Agent shall promptly transfer to each Domestic Facilities Lender its Applicable Commitment Percentage of such Acceptance Addition. In order to enable NationsBank to create Domestic Acceptances in the manner specified in this Section 2.20, the Multicurrency Facilities Borrowers agree to promptly upon request furnish to NationsBank a sufficient number of drafts conforming to NationsBank requirements. All drafts shall be manually signed by a properly authorized officer. Each Multicurrency Facilities Borrower will be bound by each draft and Domestic Acceptance bearing the signature of an individual who may no longer be authorized or otherwise holding office of a Multicurrency Facilities Borrower at any time. Each Multicurrency Facilities Borrower agrees to compensate NationsBank for any loss or expense with respect to a draft or Domestic Acceptance dealt with by NationsBank under this Agreement.

         2.21    Reimbursement.

                 (a) Each Multicurrency Facilities Borrower hereby unconditionally agrees immediately to pay to NationsBank on demand at the Principal Office (i) all amounts required to pay all drafts drawn or purporting to be drawn under the Domestic Letters of Credit and (ii) the face amount of each draft accepted by NationsBank on the maturity date of such draft, or in the event of an Event of Default or in the event a Domestic Acceptance is determined not to be eligible for discount, and any and all expenses of every kind incurred by NationsBank in connection with the Domestic Letters of Credit and Domestic Acceptances and in any event and without demand to place in the possession of NationsBank (which shall include Domestic Advances under the Domestic Revolving Credit Facility if permitted by Section 2.01(b)(vii) hereof) sufficient funds to pay all debts and liabilities arising under any Domestic Letter of Credit and Domestic Acceptance. The Multicurrency Facilities Borrowers' obligations to pay NationsBank under this Section 2.21, and the right of NationsBank to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever. NationsBank may charge any account (other than accounts pledged pursuant to the Transfer and Administration Agreement) that the Borrower or any Multicurrency Facilities Borrower may have with it for any and all amounts NationsBank pays under a Domestic Letter of Credit or Domestic Acceptance; provided that to the extent permitted by Section 2.01(b)(vii), amounts shall be paid pursuant to Domestic Advances under the Domestic Revolving Credit Facility.





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

Each Multicurrency Facilities Borrower agrees that NationsBank may, in its sole discretion, accept or pay, as complying with the terms of any Domestic Letter of Credit or Domestic Acceptance, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Domestic Letter of Credit or Domestic Acceptance to draw or issue any drafts or other documents. Each Multicurrency Facilities Borrower agrees to pay NationsBank interest on any amounts not paid when due hereunder at the Domestic Base Rate plus two percent (2%), or such lower rate as may be required by law.

                 (b) In accordance with the provisions of Section 2.01(b)(vii) hereof, NationsBank shall notify the Agent (and shall also notify the applicable Multicurrency Facilities Borrower) of any drawing under any Domestic Letter of Credit or payment of any draft constituting a Domestic Acceptance issued for the account of a Multicurrency Facilities Borrower as promptly as practicable following the receipt by NationsBank of such drawing or draft.

                 (c) Each Multicurrency Facilities Lender (other than NationsBank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of NationsBank in respect of each Domestic Letter of Credit or Domestic Acceptance in an amount equal to such Lender's Applicable Commitment Percentage (determined in respect of the Total Domestic Revolving Credit Commitment) of such liability, and to the extent that any Multicurrency Facilities Borrower is obligated to pay NationsBank under Section 2.21(a), each Lender (other than NationsBank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to NationsBank as hereinafter described, its Applicable Commitment Percentage (determined in respect of the Total Domestic Revolving Credit Commitment) of the liability of NationsBank under such Domestic Letter of Credit or Domestic Acceptance. Prior to the Revolving Credit Termination Date, each Multicurrency Facilities Lender (including NationsBank in its capacity as a Multicurrency Facilities Lender) shall, subject to the terms and conditions of this Article II, make a Domestic Base Rate Loan to the Borrower by paying to the Agent for the account of NationsBank at the Principal Office in Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage (determined in respect of the Total Domestic Revolving Credit Commitment) of any drawing under a Domestic Letter of Credit or payment of a Domestic Acceptance, all as described and pursuant to Section 2.01(b)(vii). With respect to drawings under any of the Domestic Letters of Credit or payment of a Domestic Acceptance, each Multicurrency Facilities Lender, upon receipt from the Agent of notice of a drawing in the manner described in Section 2.01(b)(vii), shall promptly pay to the Agent for the account of NationsBank, prior to the applicable time set forth in Section 2.01(b)(vii), its Applicable Commitment Percentage (determined in respect of the Total Domestic Revolving Credit Commitment) of such drawing or payment. Simultaneously with the making of each such payment by a Multicurrency Facilities Lender to NationsBank, such Multicurrency Facilities Lender shall, automatically and without any further action on the part of NationsBank or such Multicurrency Facilities Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting




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

interest accruing before such Multicurrency Facilities Lender made such payment) in the related Reimbursement Obligation of the Borrower. The Reimbursement Obligations of the Multicurrency Facilities Borrowers shall be immediately due and payable whether by Domestic Advances made in accordance with Section 2.01(b)(vii) or otherwise. Each Multicurrency Facilities Lender's obligation to make payment to the Agent for the account of NationsBank pursuant to this Section 2.21, and the right of NationsBank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Multicurrency Facilities Lender is obligated to pay but does not pay amounts to the Agent for the account of NationsBank in full upon such request as required by this Section 2.21(c), such Multicurrency Facilities Lender shall, on demand, pay to the Agent for the account of NationsBank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 2.01(b)(vii) until such Multicurrency Facilities Lender pays such amount to the Agent for the account of NationsBank in full at the interest rate per annum for overnight borrowing by NationsBank from the Federal Reserve Bank.

                 (d) Promptly following the end of each calendar month, NationsBank shall deliver to the Agent, and the Agent shall deliver to each Multicurrency Facilities Lender, a notice describing the aggregate undrawn amount of all Domestic Letters of Credit and aggregate face amount of all drafts constituting Domestic Acceptances accepted and outstanding at the end of such month. Upon the request of any Multicurrency Facilities Lender from time to time, NationsBank shall deliver to the Agent, and the Agent shall deliver to such Multicurrency Facilities Lender, any other information reasonably requested by such Multicurrency Facilities Lender with respect to each Domestic Letter of Credit and Domestic Acceptance then outstanding.

                 (e) The issuance by NationsBank of each Domestic Letter of Credit and a Domestic Acceptance shall, in addition to the conditions precedent set forth in Section 5.01 hereof, be subject to the conditions that such Domestic Letter of Credit and Domestic Acceptance be in such form, contain such terms and support such transactions or obligations as shall be reasonably satisfactory to NationsBank consistent with the then current practices and procedures of NationsBank with respect to similar letters of credit and acceptances. All Domestic Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto. The applicable Multicurrency Facilities Borrower shall have executed and delivered such other instruments and agreements relating to such Domestic Letter of Credit and Domestic Acceptance as NationsBank shall have reasonably requested consistent with such practices and procedures.

                 (f) Without duplication of Section 12.13 hereof, each Multicurrency Facilities Borrower hereby indemnifies and holds harmless NationsBank, each other Multicurrency Facilities Lender and the Agent from and against any and all claims and damages, losses, liabilities, costs or expenses which NationsBank, such other Multicurrency Facilities Lender or the Agent may incur (or which may be claimed against NationsBank, such other Multicurrency

Facilities Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Domestic Letter of Credit or Domestic Acceptance; provided that the Multicurrency Facilities Borrowers shall not be required to indemnify NationsBank, any other Multicurrency Facilities Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified, (ii) caused by the failure of NationsBank to pay under any Domestic Letter of Credit or Domestic Acceptance after the presentation to it of a request strictly complying with the terms and conditions of such Domestic Letter of Credit or Domestic Acceptance, unless such payment or reimbursement is prohibited by any governmental authority, law, regulation, court order or decree, or (iii) paid or payable by any Multicurrency Facilities Lender under Sections 2.11 or 12.04(b) hereof.

                 (g)      Without limiting Borrowers' rights as set forth in
Section 2.21(f) above, the obligation of the Multicurrency Facilities Borrowers to immediately reimburse Agent for drawings made under Domestic Letters of Credit or payment of Domestic Acceptances shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Domestic Letters of Credit or Domestic Acceptances, under all circumstances whatsoever, including, without limitation, the following circumstances:

                          (i)     any lack of validity or enforceability of the
Domestic Letter of Credit or Domestic Acceptance, the obligation supported by the Domestic Letter of Credit or Domestic Acceptance or any other agreement or instrument relating thereto (collectively, the "Domestic Related Documents");

                          (ii)    any amendment or waiver of or any consent to
or departure from all or any of the Domestic Related Documents;

                          (iii)   the existence of any claim, setoff, defense
or other rights which any Multicurrency Facilities Borrower may have at any time against any beneficiary or any transferee of a Domestic Letter of Credit or Domestic Acceptance (or any persons or entities for whom any such beneficiary or any such transferee may be acting), Agent, Multicurrency Facilities Lenders or any other person or entity, whether in connection with the Loan Documents, the Domestic Related Documents or any unrelated transaction;

                          (iv)    any breach of contract or other dispute
between any Multicurrency Facilities Borrower and any beneficiary or any transferee of a Domestic Letter of Credit or Domestic Acceptance (or any persons or entities for whom such beneficiary or any such transferee may be acting), Agent, Multicurrency Facilities Lenders or any other person or entity;

                          (v)     any draft, statement or any other document
presented under the Domestic Letter of Credit or Domestic Acceptance proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;




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

                          (vi)    any delay, extension of time, renewal,
compromise or other indulgence or modification granted or agreed to by Agent or Multicurrency Facilities Lenders, with or without notice to or approval by any Multicurrency Facilities Borrower in respect of any of a Multicurrency Facilities Borrower's indebtedness under this Agreement; or

                          (vii)   any other circumstance or happening
whatsoever, whether or not similar to any of the foregoing;

provided, however, that nothing contained herein shall be deemed to release NationsBank or any other Multicurrency Facilities Lender from any liability for actual loss arising as a result of its gross negligence or willful misconduct.

                 (h) Each Multicurrency Facilities Borrower acknowledges and agrees that the pricing for Domestic Acceptances hereunder is based upon the assumption that such Domestic Acceptances are "eligible" for discount by the Federal Reserve Banks and that the Multicurrency Facilities Lenders are not required to maintain reserves for such Domestic Acceptances under the Regulations of the Federal Reserve System. In the event the Federal Reserve System shall conclude the Domestic Acceptances created hereunder are ineligible or that reserves are required to be maintained in connection therewith, each Multicurrency Facilities Borrower shall and does hereby indemnify and hold the Agent and the Multicurrency Facilities Lenders harmless from, and does hereby agree to, pay all reasonable costs, expenses, legal fees and penalties, as well as all retroactive, current and prospective reserve requirements arising in connection with such Domestic Acceptances. Additionally, each Multicurrency Facilities Borrower acknowledges and agrees that upon the Federal Reserve System reaching such conclusion, NationsBank and the other Multicurrency Facilities Lenders shall have no further obligation to create Domestic Acceptances and that in the event NationsBank and the other Multicurrency Facilities Lenders agree to create further Domestic Acceptances, those created may, at the option of NationsBank and the other Multicurrency Facilities Lenders, be priced at a rate higher than indicated in Section 2.19 in order to compensate NationsBank and the other Multicurrency Facilities Lenders for additional reserve requirements and other transactional costs.

                 Notwithstanding anything to the contrary contained herein or otherwise, the Multicurrency Facilities Borrowers shall have no obligation to indemnify NationsBank and the other Multicurrency Facilities Lenders or to pay any extraordinary costs in connection with Domestic Acceptances which are determined by the Federal Reserve System to be ineligible solely and directly as a result of a mistake or error by NationsBank in performing ministerial functions with respect to the Domestic Acceptances. Additionally, each Multicurrency Facilities Borrower shall be entitled to dispute and contest any determination of ineligibility which gives rise to Multicurrency Facilities Borrowers' indemnification and promise to pay set forth herein, provided, however, the Multicurrency Facilities Borrower shall diligently and expeditiously prosecute such dispute or contest. Each Multicurrency Facilities Borrower acknowledges and agrees that the refusal of the Federal Reserve System to recognize a dispute or contest raised by the Multicurrency Facilities Borrower shall in no way alter, impair, diminish or affect the obligations of the Multicurrency Facilities Borrowers set forth in this Subsection. Should the


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

Multicurrency Facilities Borrowers fail promptly to pay for, dispute or contest any determination of ineligibility as herein provided, NationsBank and the other Multicurrency Facilities Lenders shall be entitled to pay, contest or dispute same and all sums expended by NationsBank and the other Multicurrency Facilities Lenders in doing so shall constitute additional Indebtedness of the Multicurrency Facilities Borrowers to the Multicurrency Facilities Lenders and shall bear interest from the date paid until the date repaid at the Domestic Base Rate plus two percent (2%) per annum.

         2.22 Domestic Letter of Credit Fee. (a) For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Multicurrency Facilities Borrowers agree to pay to the Agent, for the pro rata benefit of the Multicurrency Facilities Lenders based on their Applicable Commitment Percentages determined in respect of the Total Domestic Revolving Credit Commitment, a fee for such period at a per annum rate equal to the Applicable Interest Addition for Eurodollar Rate Loans on the daily aggregate amount available to be drawn under Standby Letters of Credit and fees for such period at those rates established from time to time by the Agent.

                 (b) For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Multicurrency Facilities Borrowers agree to pay to the Agent for the account of NationsBank as issuer of the Domestic Letter of Credit, a fee for such period at a per annum rate equal to .125% on the daily aggregate amount available to be drawn under Domestic Letters of Credit.

                 (c)      Such payments of fees provided for in this Section
2.22 shall be due with respect to each Domestic Letter of Credit quarterly in arrears, the first such payment to be made on the last Business Day of October 1997 and on the last Business Day of each January, April, July and October thereafter.

         2.23 Administrative Fees and Reserves. The Multicurrency Facilities Borrowers shall pay to NationsBank administrative and other fees, if any, in connection with the Domestic Letters of Credit and Domestic Acceptances in such amounts and at such times as NationsBank and the Multicurrency Facilities Borrowers shall agree from time to time. In addition, the Multicurrency Facilities Borrowers shall reimburse NationsBank for all costs or reduction in yield occurring by reason of the issuance by NationsBank of the Domestic Letters of Credit.





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

                                  ARTICLE III

                              CANADIAN FACILITIES

         3.01    Revolving Credit Facility.

         (a) Commitment. Subject to the terms and conditions of this Agreement, each Canadian Facilities Lender severally agrees to make Canadian Advances in Dollars or Canadian Dollars (as specified in the respective Borrowing Notice) to TD Canada, as specified in the Borrowing Notice, from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by TD Canada on any day determined by its Applicable Commitment Percentage up to but not exceeding a Dollar Value equal to the Canadian Revolving Credit Commitment of such Canadian Facilities Lender, provided, however, that the Canadian Facilities Lenders will not be required and shall have no obligation to make any Canadian Advance (i) so long as a Default or an Event of Default has occurred and is continuing or
(ii) if the Agent has accelerated the maturity of the Obligations as a result of an Event of Default; provided further, however, that immediately after giving effect to each Advance, the Dollar Value of Total Canadian Utilization shall not exceed the Total Canadian Revolving Credit Commitment. Within such limits, TD Canada may borrow, repay and reborrow hereunder, on a Business Day, from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (x) no Eurodollar Rate Loan or Acceptance shall be made which has an Interest Period or maturity that extends beyond the Revolving Credit Termination Date and (y) each Eurodollar Rate Loan may, subject to the provisions of Section 3.08, be repaid only on the last day of the Interest Period with respect thereto. TD Canada agrees that if at any time the Total Canadian Utilization shall exceed the Total Canadian Revolving Credit Commitment, TD Canada shall immediately reduce the outstanding Canadian Loans such that, as a result of such reduction, the Total Canadian Revolving Credit Commitment shall equal or exceed the Total Canadian Utilization.

         CIBC agrees to establish in favor of TD Canada an overdraft facility in the amount of U.S. $5,000,000 to be utilized by TD Canada for working capital and general corporate needs of TD Canada. This overdraft facility may be availed by way of Canadian Prime Rate Loans and Domestic Base Rate Loans. Utilizations of this overdraft facility will constitute Canadian Loans and be included in Total Canadian Utilization.

         (b) Amounts, Advances and Rate Selection. (i) Each request for a Canadian Advance of the Alternative Currency under a Borrowing Notice shall constitute TD Canada's request for a Canadian Loan of the Dollar Value of the amount of the Alternative Currency specified in such Borrowing Notice and for such Canadian Loan to be made available by the Canadian Facilities Lenders to TD Canada in the Alternative Currency Equivalent Amount of such Dollar Value (determined based on the Advance Date Exchange Rate applicable to such Canadian Advance). The principal amount outstanding on any Canadian Loan shall be recorded in the Canadian Agent's records in Dollars (in the case of a Canadian Advance of the Alternative Currency as if





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

the Canadian Loan had initially been made in Dollars), based on the amount of any Canadian Advance and on the Dollar Value of the initial Canadian Advance of the Alternative Currency, as reduced from time to time by the Dollar Equivalent Amount (based on the Advance Date Exchange Rate applicable to such Advance) of any principal payments with respect to such Advance. In the event a Eurodollar Rate Loan of the Alternative Currency is Continued such election to Continue the Eurodollar Rate Loan shall be treated as a Canadian Advance and the Canadian Agent shall notify TD Canada and the Canadian Facilities Lenders of the Advance Date Exchange Rate, Interest Period and the Eurodollar Rate for such Continued Eurodollar Rate Loan. The Canadian Facilities Lenders shall each be deemed to have made a Canadian Advance to TD Canada of its Applicable Commitment Percentage of such Canadian Loan of the Alternative Currency and the Canadian Agent shall apply the Advance Date Exchange Rate for such new Interest Period to such Continued Alternative Currency Equivalent Amount to determine the new Dollar Value of such Eurodollar Rate Loan and shall adjust its books accordingly. In the event that such adjustment with respect to a Continued Canadian Loan would cause the total Dollar Value of the outstanding Canadian Loans together with the Canadian Letter of Credit Outstandings and the Canadian Acceptance Usage to exceed the Total Canadian Revolving Credit Commitment, TD Canada shall, immediately on the effective date of such Continuation, repay (a "Rate Adjustment Payment") the portion of such Continued Loan (applying the new Advance Date Exchange Rate) necessary to ensure that the total Dollar Value of the outstanding Canadian Loans together with the Canadian Letter of Credit Outstandings and the Canadian Acceptance Usage does not exceed the Total Canadian Revolving Credit Commitment, provided further that TD Canada shall not be required to pay any additional compensation pursuant to Section 4.05 with respect to a prepayment of a Canadian Loan required by this sentence if such prepayment is made immediately on the effective date of the Continuation giving rise to such prepayment. For the purposes of determining the maximum amount of the outstanding Canadian Loans that may exist hereunder, it is intended by the parties that all Loans shall be the functional equivalent of Loans made and repaid (based on the applicable Advance Date Exchange Rate for each Canadian Advance) in Dollars. It is recognized that Canadian Facilities Lenders may elect to record Canadian Loans or Canadian Advances in Alternative Currencies. The Canadian Agent shall maintain records sufficient to identify at any time,
(i) the Advance Date Exchange Rate with respect to each Canadian Advance, and
(ii) the portion of the total outstanding Canadian Loans attributable to each Canadian Advance. Total Canadian Utilization by TD Canada shall be permitted to exceed the Total Canadian Revolving Credit Commitment by up to 5% by reason of changes in the Spot Rate of Exchange, calculated by CIBC on a daily basis, however, should the Total Canadian Utilization by TD Canada exceed the Total Canadian Revolving Credit Commitment by an amount equal to or greater than 5% then TD Canada shall either (i) reduce the Canadian Total Utilization upon the next maturity, Continuance or Conversion of a Canadian Acceptance or Eurodollar Rate Loan or maturity of a Canadian Letter of Credit and provide to the Canadian Agent funds in Dollars equal to the amount in excess of the Total Canadian Revolving Credit Commitment, which Funds will be held by the Canadian Agent as security for such excess or (ii) repay Canadian Loans immediately such that, as a result of such repayment, the Total Canadian Revolving Credit Commitment shall equal or exceed the Total Canadian Utilization.

         (ii) The aggregate unpaid amount (including with respect to Loans of the Alternative Currency the total Dollar Value) of the Canadian Loans plus Canadian Letter of Credit Outstandings and Canadian Acceptance Usage shall not exceed at any time an amount equal to the Total Canadian Revolving Credit Commitment. Each Loan and each Conversion under Section 3.01 shall be (A) in the case of Eurodollar Loans, in an amount not less than $1,000,000 and in integral multiples of $500,000 (or the equivalent thereof in the Alternative Currency), and (B) in the case of Canadian Prime Rate Loan or Domestic Base Rate Loan in an amount not less than $500,000, and, if greater, an integral multiple of $100,000 (or the equivalent thereof in the Alternative Currency).

         (iii) An Authorized Representative of TD Canada shall give the Canadian Agent at least (A) three (3) Business Days irrevocable telecopy or telex notice of each Eurodollar Rate Loan (whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder) or each Canadian Acceptance which the Borrower wants to be accepted prior to 10:30 A.M., Toronto, Canada time and, (B) irrevocable telephonic or telefacsimile notice of each Canadian Prime Rate Loan or Domestic Base Rate Loan representing a borrowing or Conversion hereunder prior to 10:30 A.M. Toronto, Canada time on the day before such proposed Canadian Prime Rate Loan or Domestic Base Rate Loan. Each such Borrowing Notice, which shall be effective upon receipt by the Canadian Agent, shall specify the type of Canadian Loan (Eurodollar Rate, Canadian Prime Rate or Domestic Base Rate), whether Dollar or the Alternative Currency, the amount of the Canadian Loan for which the Canadian Advance is to be made, the date of borrowing and where applicable the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Canadian Agent written confirmation of each such telephonic notice on the same day by telefacsimile transmission in the form of a Borrowing Notice in the form attached hereto as Exhibit D-2, in each case with appropriate insertions, but failure to provide such confirmation shall not affect the validity of such telephonic notice. The duration of the initial Interest Period for each Canadian Loan shall be as specified in the initial Borrowing Notice. TD Canada shall have the option to elect the duration of subsequent Interest Periods and to Convert the Loans in accordance with Section 3.08 hereof. If the Canadian Agent does not receive a notice of election of duration of an Interest Period or to Convert by the time prescribed hereby and in accordance with Section 3.08 hereof, TD Canada shall be deemed to have elected a Domestic Base Rate Loan in the case of Eurodollar Rate Loans or Canadian Prime Rate Loans for Canadian Acceptances.

         (iv) Notice of receipt of each Borrowing Notice shall be provided by the Canadian Agent to each Canadian Facilities Lender by telecopy or telex with reasonable promptness, but not later than 12:00 noon, Toronto, Canada time on the same day as the Canadian Agent's receipt of such notice from TD Canada prior to 10:30 A.M., Toronto, Canada time. At approximately 10:00 A.M. Toronto, Ontario time two (2) Business Days preceding the date specified for an Advance of the Alternative Currency, the Canadian Agent shall determine the Advance Date Exchange Rate and the Applicable Rate. Not later than 11:00 A.M. Toronto, Canada time on the date specified for each Advance of the Alternative Currency, the Agent shall provide TD Canada and each Canadian Facilities Lender notice by telefacsimile transmission of the Advance Date Exchange Rate applicable to such Canadian Advance, and the Alternative Currency Equivalent




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Amount of the Canadian Loan or Loans required to be made by each Canadian
Facilities Lender on such date, and the Dollar Value of such Loan or Loans and the Applicable Rate.

         (v) In the case of Canadian Advances in Dollars, each Canadian Facilities Lender shall, pursuant to the terms and conditions of this Agreement, not later than 12:00 noon, Toronto, Canada time on the date specified for such Advance, make the amount of the Canadian Advance to be made by it on such day available to the Canadian Agent by depositing or transferring the proceeds thereof in immediately available funds to the Canadian Agent, at its Funding Bank. The amount so received by the Canadian Agent shall, subject to the terms of this Agreement, be made available to TD Canada by deposit of the proceeds to an account of TD Canada maintained at such Funding Bank or otherwise as shall be directed in the applicable Borrowing Notice.

         (vi) In the case of Canadian Advances of the Alternative Currency, not later than 11:00 A.M., Toronto, Canada time on the date specified for each Advance, each Canadian Facilities Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Canadian Loan or Loans to be made by it on such day available to TD Canada at the Canadian Agent, to the account of the Canadian Agent. The amount so received by the Canadian Agent shall, subject to the terms and conditions of the Loan Documents on the same day but no later than 12:00 noon Toronto, Canada time, be made available to TD Canada by delivery of the Alternative Currency Equivalent Amount to TD Canada's account with the Canadian Agent.

         (vii) Notwithstanding the foregoing, if a drawing is made under any Canadian Letter of Credit prior to the Revolving Credit Termination Date and TD Canada shall not immediately reimburse CIBC for the amount of such draw or payment, then notice of such drawing or payment shall be provided promptly by CIBC to the Canadian Agent and the Canadian Agent shall provide notice to each Canadian Facilities Lender by telephone or telefacsimile. If notice to the Canadian Facilities Lenders of a drawing under any Letter of Credit is given by the Canadian Agent at or before 12:00 noon Toronto, Canada time on any Business Day, such drawing shall be converted to Dollars at the Spot Rate of Exchange on the date of drawing under the Canadian Letter of Credit, TD Canada shall be deemed to have requested, and each Canadian Facilities Lender shall, pursuant to the conditions of this Agreement, make a Domestic Base Rate Loan under the Canadian Revolving Credit Facility in the amount of such Canadian Facilities Lender's Applicable Commitment Percentage of such drawing or payment (and in the case of a drawing in the Alternative Currency, a Canadian Prime Rate Loan in an amount equal to such Canadian Facilities Lender's Applicable Commitment Percentage of the Dollar Equivalent Amount of such drawing or payment determined on the basis of the Spot Rate of Exchange on the date of drawing under the Canadian Letter of Credit) and shall pay such amount to the Canadian Agent for the account of CIBC at the Lending Office in Canadian Dollars and in immediately available funds before 2:30 P.M. Toronto, Canada time on the same Business Day. If notice to the Canadian Facilities Lenders is given by the Canadian Agent after 12:00 noon Toronto, Canada time on any Business Day, such drawing shall be converted to Dollars at the Spot Rate of Exchange on the date of drawing under the Canadian Letter of Credit, TD Canada shall be deemed to have requested, and each Canadian Facilities Lender shall, pursuant to the terms and subject to the




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

conditions of this Agreement, make a Canadian Prime Rate Loan under the Canadian Revolving Credit Facility in the amount of such Canadian Facilities Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Canadian Agent for the account of CIBC at the Principal Office in Dollars and in immediately available funds before 12:00 noon Toronto, Canada time on the next following Business Day. Such Domestic Base Rate Loan shall Continue unless and until TD Canada Converts such Domestic Base Rate Loan in accordance with the terms of Section 3.08 hereof.

         3.02 Payment of Interest. (a) TD Canada shall pay interest to the Canadian Agent for the account of each Canadian Facilities Lender on the outstanding and unpaid principal amount of each Canadian Loan made by such Canadian Facilities Lender for the period commencing on the date of such Canadian Facilities Loan until such Canadian Loan shall be due at the then applicable Domestic Base Rate for Domestic Base Rate Loans, the Canadian Prime Rate for Canadian Prime Rate Loans or applicable Eurodollar Rate for Eurodollar Rate Loans, such payments to be made in Dollars or at the Applicable Rate in the case of Canadian Loans made in the Alternative Currency, such payments to be made in the Alternative Currency as designated by the Authorized Representative pursuant to Section 3.01 hereof or as otherwise provided herein; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), all amounts outstanding hereunder shall bear interest thereafter (i) in the case of a Eurodollar Rate Loan, until the end of the Interest Period with respect to such Eurodollar Rate Loan, at a rate of two percent (2%) above such Eurodollar Rate and (ii) thereafter, and with respect to Domestic Base Rate Loans or Canadian Prime Rate Loans, at a rate of interest per annum which shall be two percent (2%) above the Domestic Base Rate or Canadian Prime Rate, as the case may be, or the maximum rate permitted by applicable law, whichever is lower, from the date such amount was due and payable until the date such amount is paid in full.

         The Canadian Agent's certificate as to each rate of interest payable hereunder shall be prima facie evidence of such rate.

         (b) Computation of Interest. TD Canada shall pay to the Canadian Agent for the benefit of the Canadian Facilities Lenders interest on each Canadian Loan, which interest shall be calculated on the outstanding principal amount daily for the period:

                 (i) in the case of a Canadian Prime Rate Loan or a Domestic Base Rate Loan, commencing on and including the day on which it is advanced and ending on, but excluding, the day on which it is repaid; or

                 (ii) in the case of a Eurodollar Rate Loan, commencing on and including the first day of the Interest Period relative to such Eurodollar Rate Loan and ending on, but excluding, the last day of such Interest Period, at the rate of interest per annum equal to:




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

                 (i) the Canadian Prime Rate for Canadian Prime Rate Loans, on the basis of a year of 365 days;

                 (ii) the Domestic Base Rate for Domestic Base Rate Loans, on the basis of a year of 365 days;

                 (iii) the Eurodollar Rate for Eurodollar Rate Loans, on the basis of a year of 360 days.

For the purposes of this Agreement, whenever interest is calculated on the basis of a year of 360 or 365 days, each rate of interest determined pursuant to such calculation expressed as an annual rate for the purposes of the Interest Act (Canada) is equivalent to such rate as so determined multiplied by the number of days in the calendar year in which the same is to be ascertained and divided by 360 or 365, as appropriate. The parties further agree that for the purposes of the Interest Act (Canada), (i) the principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement, and (ii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

         Interest on each Canadian Loan shall be paid on the last day of the applicable Interest Period for each Eurodollar Rate Loan and, if the Interest Period extends for more than three months, at intervals of three months after the first day of the Interest Period and on the Revolving Credit Termination Date.

         (c) Accrual and Payment of Interest. Interest on each Canadian Loan shall accrue from day to day but shall not compound and shall be payable:

                 (i) in the case of a Canadian Prime Rate Loan, Domestic Base Rate Loan or any other amount payable hereunder other than in respect of a Eurodollar Rate Loan, monthly in arrears on the first Business Day of each month; or

                 (ii) in the case of a Eurodollar Rate Loan, as set forth in Section 3.02(b).

         3.03 Payment of Principal. (a) The principal amount of each Canadian Loan shall be due and payable to the Agent for the benefit of the Canadian Facilities Lenders in full on the Revolving Credit Termination Date. The duration of the initial Interest Period for each Canadian Loan that is a Eurodollar Rate Loan shall be as specified in the initial Borrowing Notice. TD Canada shall have the option to elect the duration of subsequent Interest Periods and to Convert the Loans in accordance with Section 3.08 hereof. If the Canadian Agent does not receive a notice of election of duration of an Interest Period or to Convert by the time prescribed by Section 3.08 hereof, TD Canada shall be deemed to have elected to Convert such Canadian Loan to (or Continue such Canadian Loan as) a Canadian Prime Rate Loan or Domestic Base Rate Loan, as applicable, until TD Canada notifies the Agent in accordance with
Section 3.08.

         (b) Each payment of principal (including any prepayment) shall be made to the



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

Canadian Agent at its Applicable Lending Office, for the account of each Canadian Facilities Lender's Applicable Lending Office, to be recorded in Dollars as set forth in Section 3.01(b). The principal amount attributable to each specified Advance of the Alternative Currency (or the Continuation or Conversion thereof) (as determined from the Canadian Agent's records) shall be repaid in the Alternative Currency. Each such payment shall be made in immediately available funds before 12:30 P.M. Toronto, Canada time on the date such payment is due. The Canadian Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of TD Canada with the Canadian Agent. TD Canada shall give the Canadian Agent prior telephonic notice of any payment of principal, such notice to be given by not later than 11:00 A.M. Toronto, Canada time, prior to the date of such payment. Each repayment shall be effected in the currency of the outstanding Advance.

         (c) The Canadian Agent shall deem any payment by or on behalf of TD Canada hereunder that is not made both (a) in Dollars in the case of Eurodollar Rate Loans made in Dollars or Domestic Base Rate Loans and the Alternative Currency in the case of Canadian Loans in the Alternative Currency and in immediately available funds and (b) prior to 12:30 P.M. Toronto, Canada time to be a non-conforming payment. Any such payment shall not be deemed to be received by the Canadian Agent until the time such funds become available funds. The Canadian Agent shall give prompt telephonic notice to the applicable Authorized Representative and each of the Canadian Facilities Lenders (confirmed in writing) if any payment is non-conforming. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding Business Day) at a rate of interest per annum which shall be two percent (2%) above the Canadian Prime Rate or Domestic Base Rate, as the case may be, or the maximum rate permitted by applicable law, whichever is lower, from the date such amount was due and payable until the date such amount is paid in full.

         (d) In the event that any payment hereunder or under the Canadian Loans which bear interest at the Domestic Base Rate or Canadian Prime Rate becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day; provided that interest shall continue to accrue during the period of any such extension.

         3.04 Evidence of Indebtedness. TD Canada hereby authorizes each Canadian Facilities Lender and the Canadian Agent to record, from time to time, in its records, the date and amount of each Canadian Loan; the interest rates payable by TD Canada in respect of each Canadian Loan and any Interest Period applicable thereto; the Canadian Acceptances issued; the dates and amounts of all payments received by such Canadian Facilities Lender on account of principal, interest and fees; and the amount of all the Canadian Loans which remain payable by TD Canada to such Canadian Facilities Lender. All amounts and other information so recorded shall be prima facie evidence thereof. The failure to record, or any error in recording, any such amount or other information shall not limit or impair the obligations of TD Canada hereunder or under any Loan Document.




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

         3.05 Pro Rata Payments. Except as otherwise provided herein, (a) each payment on account of the principal of and interest on the Loans and the fees described in Section 3.09 hereof shall be made to the Canadian Agent for the account of the Canadian Facilities Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by TD Canada for the account of each of the Canadian Facilities Lenders on account of principal, interest and fees shall be made without set-off or counterclaim, and (c) the Canadian Agent in all other cases will promptly distribute payments received to the Canadian Facilities Lenders. Notwithstanding the foregoing, in the event any Canadian Facilities Lender shall not be able to make a Eurodollar Rate Loan as provided in Section 3.01, interest shall be allocated to such Canadian Facilities Lender according to the interest rate payable to such Canadian Facilities Lender as set forth in Section 4.04.

         3.06 Reductions. TD Canada shall, by notice from an Authorized Representative, have the right from time to time (but not more frequently than once during each fiscal quarter), upon not less than ten (10) Business Days written notice to the Canadian Agent, to reduce the Total Canadian Revolving Credit Commitment. The Canadian Agent shall give each Canadian Facilities Lender, within one (1) Business Day, telephonic notice (confirmed in writing) of such reduction. Each such reduction shall be in the aggregate amount of $5,000,000 or such greater amount which is in an integral multiple of $1,000,000, and shall permanently reduce the Total Canadian Revolving Credit Commitment of the Canadian Facilities Lenders pro rata. No such reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Canadian Loan unless such prepayment is accompanied by amounts due, if any, under Section 4.05. Each reduction of the Total Canadian Revolving Credit Commitment shall be accompanied by payment of the Canadian Facilities Loans to the extent that the Total Canadian Utilization exceeds the Total Canadian Revolving Credit Commitment, after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

         3.07 Increase and Decrease in Amounts. The amount of the Total Canadian Revolving Credit Commitment which shall be available to TD Canada for Canadian Loans shall be reduced by the aggregate amount of all Canadian Letters of Credit Outstandings and Canadian Acceptance Usage.

         3.08 Conversions and Elections of Subsequent Interest Periods. Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth below and in Sections 4.01(b), 4.02 and 4.03 hereof, TD Canada may, by delivering the Borrowing Notice set out in Exhibit D-2, request a Conversion or Continuance provided that:

                 (a)      the proceeds are used to retire the outstanding Loan;

                 (b) the notice identifies the outstanding Loan to be retired (the "Outstanding Loan");

                 (c) the Conversion or Continuance would otherwise be a permitted Advance



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

         hereunder and TD Canada and TDC comply with each provision hereof relative to the obtaining of an Advance;

                 (d) the aggregate principal amount of the Conversion or Continuance is not greater than the Outstanding Loan plus accrued interest in the case of Eurodollar Rate Loans rounded up to the nearest $10,000;

                 (e) no Conversions shall be made from one currency to another without first satisfying the original Obligation in the currency of its denomination;

                 (f)      each Conversion or Continuance is made
         contemporaneously with the retirement of the Outstanding Loan.

         Notice of any such elections or Conversions shall specify the effective date of such election or Conversion and the Interest Period to be applicable to the Canadian Loan as Continued or Converted.

         All such Continuations or Conversions of Canadian Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Canadian Facilities Lenders in respect of the Total Canadian Revolving Credit Commitment.

         3.09 Unused Fee. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date (or such earlier date on which the Total Canadian Revolving Credit Commitment has terminated), TD Canada agrees to pay to the Canadian Agent, for the pro rata benefit of the Canadian Facilities Lenders based on their Applicable Commitment Percentages, an unused fee equal to the Applicable Unused Fee times the sum of the daily amount by which the Total Canadian Revolving Credit Commitment exceeds the sum of average daily (i) outstanding Canadian Loans plus (ii) Canadian Letter of Credit Outstandings plus (iii) Canadian Acceptance Usage. Such payments of fees provided for herein shall be due in arrears on the first Business Day of each February, May, August and November beginning November 1, 1997 to and on the Revolving Credit Termination Date (or such earlier date on which the Total Canadian Revolving Credit Commitment has terminated). Notwithstanding the foregoing, so long as any Canadian Facilities Lender fails to make available any portion of its Canadian Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion. Such fee shall be calculated on the basis of a year of 365 days for the actual number of days elapsed.

         3.10 Deficiency Advances. No Canadian Facilities Lender shall be responsible for any default of any other Canadian Facilities Lender in respect to such other Canadian Facilities Lender's obligation to make any Canadian Loan hereunder nor shall the Canadian Revolving Credit Commitment of any Canadian Facilities Lender hereunder be increased as a result of such default of any other Canadian Facilities Lender. Without limiting the generality of the foregoing, in the event any Canadian Facilities Lender shall fail to advance funds to TD Canada as herein




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

provided, the Canadian Agent may in its discretion, but shall not be obligated to, advance in its favor as a Canadian Facilities Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Canadian Facilities Lender would have been entitled had it made such advance hereunder; provided that, upon payment to the Canadian Agent from such other Canadian Facilities Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Canadian Agent by TD Canada on each Canadian Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Canadian Agent, then such payment shall be credited against the applicable Obligation owed to the Canadian Agent in full payment of such deficiency advance and TD Canada shall be deemed to have borrowed the amount of such deficiency advance from such other Canadian Facilities Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by TD Canada thereon.

         3.11 Use of Proceeds. The proceeds of the Canadian Loans made pursuant to the Canadian Revolving Credit Facility hereunder shall be used by TD Canada to repay existing Indebtedness under the Prior Facilities, to support issuance of Canadian Letters of Credit and Canadian Acceptances, to finance capital expenditures and Permitted Acquisitions and for other working capital and general corporate needs of TD Canada, to the extent permitted under this Agreement.

         3.12 Extension of Revolving Credit Termination Date. At the request of TD Canada the Lenders may, in their sole discretion, elect to extend the Revolving Credit Termination Date for Canadian Facilities then in effect for additional periods of one year. TD Canada shall notify the Lenders of its request for such an extension by delivering to the Agent notice of such request signed by an Authorized Representative not more than one hundred and twenty
(120) days nor less than sixty (60) days prior to the second anniversary of the Closing Date. If all the Lenders shall elect to so extend, the Agent shall notify TD Canada in writing within sixty (60) days of its receipt of such request for extension of the decision of the Lenders of whether to extend the Revolving Credit Termination Date for Canadian Facilities. Failure by the Agent to give such notice shall constitute refusal by the Lenders to extend the Revolving Credit Termination Date for the Canadian Facilities.

         3.13 Letters of Credit. CIBC agrees, subject to the terms and conditions of this Agreement, to maintain the Existing Canadian Letters of Credit as Canadian Letters of Credit hereunder and, upon request of TD Canada, to issue from time to time for the account of the TD Canada Canadian Letters of Credit upon delivery to CIBC of a Letter of Credit Application in form and content acceptable to CIBC; provided, that the Canadian Letter of Credit Outstandings hereunder shall not exceed the Canadian Letter of Credit Commitment. No Canadian Letter of Credit shall be issued by CIBC with an expiry date or payment date occurring subsequent to the thirtieth Business Day preceding the Revolving Credit Termination Date and no Commercial Letter of Credit shall have an expiry date occurring more than six (6) months after the date of its




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

issuance. CIBC shall not be required to issue any Canadian Letter of Credit if the Total Canadian Utilization when added to the face amount of any requested Canadian Letter of Credit exceeds the Total Canadian Revolving Credit Commitment.

         3.14    Acceptances.

         (a) Creation of Canadian Acceptances; Existing Canadian Acceptances. Upon receipt of a Borrowing Notice given in accordance with this Agreement and subject to the provisions of this Agreement, each Canadian Facilities Lender severally agrees to accept from time to time such Canadian Dollar bills of exchange as TD Canada shall request within the scope of the Total Canadian Revolving Credit Commitment, provided that:

                 (i) Canadian Acceptances shall be issued on a Business Day specified in the Borrowing Notice;

                 (ii) each Canadian Acceptance shall have a term from 30 to 180 days (excluding days of grace), as designated by TD Canada in the relevant Borrowing Notice, provided that each Canadian Acceptance shall mature on a Business Day and TD Canada shall choose Canadian Acceptances of such duration so as to ensure that TD Canada complies in all respects with its reduction or repayment obligations under this Agreement; and

                 (iii) each Canadian Acceptance shall be in a form acceptable to the Canadian Facilities Lenders acting reasonably.

The obligation of the Canadian Facilities Lenders to accept bills of exchange shall be several and not joint, and the failure of any Canadian Facilities Lender to accept any bills of exchange shall not relieve any other Canadian Facilities Lender of its obligation to accept bills of exchange in accordance with the terms hereof, and no Canadian Facilities Lender shall be responsible for the failure by any other Canadian Facilities Lender to accept bills of exchange to be accepted by such other Canadian Facilities Lender. The Canadian Facilities Lenders agree, subject to the terms and conditions hereof, to maintain the Existing Canadian Acceptances as Acceptances hereunder.

         (b) Notice by Canadian Agent to Canadian Facilities Lenders. The Canadian Agent shall give prompt written notice to the Canadian Facilities Lenders of each Borrowing Notice requesting the issue of Canadian Acceptances and shall notify each Canadian Facilities Lender of the face amount at maturity of each bill of exchange to be accepted by such Canadian Facilities Lender based upon such Canadian Facilities Lender's pro rata share based on its Applicable Commitment Percentage of the face amount of Canadian Acceptances specified in the Borrowing Notice, except that, if the face amount of a Canadian Acceptance would not be Cdn $100,000 or a whole multiple thereof, the face amount may be increased or reduced by the Canadian Facilities Lender in its sole discretion without thereby increasing or reducing the aggregate face amount at maturity of the Canadian Acceptances to be accepted by the Canadian Facilities Lenders as



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

specified in the Borrowing Notice.

         (c) Stamping Fees. Upon tendering any bill of exchange for acceptance by a Canadian Facilities Lender pursuant to the Canadian Revolving Credit Facility, TD Canada shall pay to such Canadian Facilities Lender, a fee equal to the Credit Margin then in effect relating to Canadian Acceptances to be accepted pursuant to the Canadian Revolving Credit Facility, based on the principal amount of such bill of exchange for the duration of its stated term calculated on the basis of the actual number of days in the stated term, commencing on, and including, the date such Canadian Facilities Lender accepts the bill of exchange and ending on, but excluding, its stated payment date.

         (d) Pre-Signed Acceptances. TD Canada shall deliver to the Canadian Facilities Lenders sufficient pre- signed bills of exchange, in form acceptable to the Canadian Facilities Lenders or such other instrument as may reasonably be required by a Canadian Facilities Lender and acceptable to TD Canada, to enable the Canadian Facilities Lenders to meet requests by TD Canada for Canadian Advances by way of Canadian Acceptances from time to time. The Canadian Facilities Lenders shall not be responsible or liable for their failure to accept a Canadian Acceptance as required hereunder if the cause of such failure is, in whole or in part, due to the failure of TD Canada to provide duly executed and endorsed drafts to the Canadian Facilities Lenders on a timely basis nor shall the Canadian Facilities Lenders be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the negligence or willful misconduct of the Canadian Facilities Lenders or their employees. Each of the Canadian Facilities Lenders shall maintain a record with respect to Canadian Acceptances (i) received by it from TD Canada in blank hereunder, (ii) voided by it for any reason, (iii) accepted by it hereunder, and (iv) cancelled at their respective maturities. The Canadian Facilities Lenders further agree to retain such records in the manner and for the statutory periods provided in the various provincial or federal statutes and regulations which apply to the Canadian Facilities Lenders. Such pre-signed bills of exchange shall be blank as to date of issue, date of maturity and amount. With respect to the safekeeping of pre-signed bills of exchange delivered to the Canadian Facilities Lenders by TD Canada, the Canadian Facilities Lenders shall be obligated to exercise only the same degree of care as if such Canadian Acceptances were the property of the Canadian Facilities Lenders and the Canadian Facilities Lenders were keeping them at the place at which they are held. The Canadian Facilities Lenders may complete and accept pre-signed bills of exchange from time to time in accordance with the instructions of TD Canada, provided that the Canadian Facilities Lenders shall not incur any liability whatsoever in respect of instructions carried out by them in the belief that such instructions were properly given by TD Canada.

         (e) Execution of Acceptances. Bills of exchange of TD Canada to be accepted as Canadian Acceptances hereunder shall be signed by an Authorized Representative of TD Canada. Notwithstanding that any person whose signature appears on any Canadian Acceptance as one of such officers may no longer be an authorized signatory for TD Canada at the date of issuance of a Canadian Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Canadian

Acceptance so signed shall be binding on TD Canada.

         (f)     Payment of Discount Proceeds.  On the date set forth in
Section 3.01, each Canadian Facilities Lender will pay to TD Canada the Acceptance Discount Proceeds relating to the Canadian Acceptances accepted by it.

         The Canadian Facilities Lenders may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Canadian Acceptances purchased by them.

         (g) Discharge of Acceptances. TD Canada agrees that on each date on which a Canadian Acceptance matures (in this Section, a "maturity date"), unless TD Canada is entitled to a Canadian Advance under Section 3.01 or TD Canada has requested and is entitled to a Conversion in the amount of the maturing Canadian Acceptance TD Canada will provide the Canadian Agent for the benefit of the Canadian Facilities Lenders before 10:00 a.m. (Toronto Time) with immediately available funds (in this Section, the "discharge funds") to discharge in full the liabilities of the Canadian Facilities Lenders in respect of such Canadian Acceptance. TD Canada shall not claim any days of grace for the payment at maturity of any Canadian Acceptance. If TD Canada does not in fact provide the Canadian Agent with the discharge funds and is not entitled to an Advance or a Conversion in the amount of the maturing Canadian Acceptance, the Canadian Facilities Lenders may (but shall not be obliged to) make a Canadian Loan to TD Canada, which Canadian Loan TD Canada hereby requests the Canadian Facilities Lenders to make and which, if made, shall be made on a demand basis and shall bear interest at the Canadian Prime Rate as varied from time to time plus 2% per annum. To the extent not inconsistent with the demand nature of this loan, the terms and conditions of this Agreement pertinent to a Canadian Prime Rate Loan outstanding under the Canadian Revolving Credit Facility shall apply to such demand loan. This provision applies whether or not a Canadian Facilities Lender is the holder of the maturing Canadian Acceptance.

         (h) Acceptances Outstanding Upon Default. If any Canadian Acceptance is outstanding upon the occurrence of an Event of Default, TD Canada shall forthwith upon demand by the Canadian Agent pay to the Canadian Agent for the benefit of the Canadian Facilities Lenders an amount equal to the principal amount of all such Canadian Acceptances such amount to be held by the Canadian Agent for application against the Indebtedness owing by TD Canada to the Canadian Facilities Lenders in respect of such Canadian Acceptances or in respect of any other amount payable under the Canadian Loan Documents.

         (i) Obligations Unconditional. The obligations of TD Canada with respect to Canadian Acceptances under this Section 3.14 shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                 (i) any lack of validity or enforceability of any bill of exchange accepted by the Canadian Facilities Lenders as a Canadian Acceptance; and

                 (ii) the existence of any claim, set off, defense or other right which TD


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

         Canada may have at any time against the holder of a Canadian Acceptance, or any other Person, whether in connection with this Agreement or otherwise.

         (j)     Non-Acceptance Lenders.  Notwithstanding any provision of this
Section 3.14 to the contrary, if a Canadian Facilities Lender is a Non-Acceptance Lender and if TD Canada wishes to obtain an Advance by way of Canadian Acceptances, such Canadian Facilities Lender shall, in lieu of accepting Canadian Acceptances, pay to TD Canada on the date in Section 3.01 and on the terms and conditions of this Agreement the same amount of money in Canadian Dollars that it would have paid to TD Canada pursuant to Section 3.14(f) hereof if it had been a Canadian Facilities Lender that is not a
Schedule I chartered bank, and such Canadian Non-Acceptance Lender shall be entitled to a stamping fee in respect thereof equal to the amount and at the same time that it would be entitled to receive if it was a Canadian Acceptance Lender. Upon such payment being made to TD Canada by such Canadian Non-Acceptance Lender, it shall for all purposes be deemed to have accepted a Canadian Acceptance hereunder.

         3.15    Reimbursement.

                 (a) TD Canada hereby unconditionally agrees immediately to pay to CIBC on demand at its Lending Office all amounts required to pay all drafts drawn or purporting to be drawn under the Canadian Letters of Credit and any and all expenses of every kind incurred by CIBC in connection with the Canadian Letters of Credit and in any event and without demand to place in the possession of CIBC (which shall include Canadian Advances under the Canadian Revolving Credit Facility if permitted by Section 3.01(b)(vii) hereof) sufficient funds to pay all debts and liabilities arising under any Canadian Letter of Credit. TD Canada's obligations to pay CIBC under this Section 3.15, and the right of CIBC to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever. CIBC may charge any account TD Canada may have with CIBC for any and all amounts CIBC pays under a Canadian Letter of Credit; provided that to the extent permitted by Section 3.01(b)(vii), amounts shall be paid pursuant to Canadian Advances under the Canadian Revolving Credit Facility. TD Canada agrees that CIBC may, in its sole discretion, accept or pay, as complying with the terms of any Canadian Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Canadian Letter of Credit to draw or issue any drafts or other documents. TD Canada agrees to pay CIBC interest on any amounts not paid when due hereunder at the Canadian Prime Rate plus two percent (2%), or such lower rate as may be required by law.

                 (b) In accordance with the provisions of Section 3.01(b)(vii) hereof, CIBC shall notify the Canadian Agent (and shall also notify TD Canada) of any drawing under any Canadian Letter of Credit issued for the account of TD Canada as promptly as practicable following the receipt by CIBC of such drawing.

                 (c) Each Canadian Facilities Lender (other than CIBC) shall automatically acquire on the date of issuance thereof, a Participation in the liability of CIBC in respect of each




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

Canadian Letter of Credit in an amount equal to such Canadian Facilities Lender's Applicable Commitment Percentage of such liability, and to the extent that TD Canada is obligated to pay CIBC under Section 3.16(a), each Canadian Facilities Lender (other than CIBC) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to CIBC as hereinafter described, its Applicable Commitment Percentage (determined in respect of the Total Canadian Revolving Credit Commitment) of the liability of CIBC under such Canadian Letter of Credit. Prior to the Revolving Credit Termination Date, each Canadian Facilities Lender (including CIBC in its capacity as a Canadian Facilities Lender) shall, subject to the terms and conditions of this Article III, make a Canadian Prime Rate Loan to TD Canada by paying to the Canadian Agent for the account of CIBC at the Lending Office in Canadian Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage (determined in respect of the Total Canadian Revolving Credit Commitment) of any drawing under a Canadian Letter of Credit, all as described and pursuant to Section 3.01(b)(vii). With respect to drawings under any of the Canadian Letters of Credit, each Canadian Facilities Lender, upon receipt from the Canadian Agent of notice of a drawing in the manner described in Section 3.01(b)(vii), shall promptly pay to the Canadian Agent for the account of CIBC, prior to the applicable time set forth in
Section 3.01(b)(vii), its Applicable Commitment Percentage (determined in respect of the Total Canadian Revolving Credit Commitment) of such drawing or payment. Simultaneously with the making of each such payment by a Canadian Facilities Lender to CIBC, such Canadian Facilities Lender shall, automatically and without any further action on the part of CIBC or such Canadian Facilities Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accruing before such Canadian Facilities Lender made such payment) in the related Reimbursement Obligation of TD Canada. The Reimbursement Obligations of TD Canada shall be immediately due and payable whether by Canadian Advances made in accordance with Section 3.01(b)(vii) or otherwise. Each Canadian Facilities Lender's obligation to make payment to the Canadian Agent for the account of CIBC pursuant to this Section 3.16(c), and the right of CIBC to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Canadian Facilities Lender is obligated to pay but does not pay amounts to the Canadian Agent for the account of CIBC in full upon such request as required by this Section 3.16(c), such Canadian Facilities Lender shall, on demand, pay to the Canadian Agent for the account of CIBC interest on the unpaid amount for each day during the period commencing on the date of notice given to such Canadian Facilities Lender pursuant to Section 3.01(b)(vii) until such Canadian Facilities Lender pays such amount to the Agent for the account of CIBC in full at the interest rate per annum for overnight borrowing by CIBC.

                 (d) Promptly following the (i) issuance of each Canadian Letter of Credit and the creation of a Canadian Acceptance, CIBC shall give the Canadian Agent written notice of the terms and conditions thereof and (ii) end of each calendar month, CIBC shall deliver to the Canadian Agent and the Agent, and the Canadian Agent shall deliver to each Canadian Facilities Lender, a notice describing the aggregate undrawn amount of all Canadian Letters of Credit accepted and outstanding at the end of such month. Upon the request of any Canadian Facilities Lender from time to time, CIBC shall deliver to the Canadian Agent, and the Canadian Agent


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

shall deliver to such Canadian Facilities Lender, any other information reasonably requested by such Canadian Facilities Lender with respect to each Canadian Letter of Credit then outstanding.

                 (e) The issuance by CIBC of each Canadian Letter of Credit and a Canadian Acceptance shall, in addition to the conditions precedent set forth in Section 5.01 hereof, be subject to the conditions that such Canadian Letter of Credit and Canadian Acceptance be in such form, contain such terms and support such transactions or obligations as shall be reasonably satisfactory to CIBC consistent with the then current practices and procedures of CIBC with respect to similar letters of credit and acceptances. All Canadian Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto. TD Canada shall have executed and delivered such other instruments and agreements relating to such Canadian Letter of Credit and Canadian Acceptance as CIBC shall have reasonably requested consistent with such practices and procedures.

                 (f) Without duplication of Section 12.13 hereof, TD Canada hereby indemnifies and holds harmless CIBC, each other Canadian Facilities Lender and the Canadian Agent from and against any and all claims and damages, losses, liabilities, costs or expenses which CIBC, such other Canadian Facilities Lender or the Canadian Agent may incur (or which may be claimed against CIBC, such other Canadian Facilities Lender or the Canadian Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Canadian Letter of Credit or Canadian Acceptance; provided that TD Canada shall not be required to indemnify CIBC, any other Canadian Facilities Lender or the Canadian Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified, (ii) caused by the failure of CIBC to pay under any Canadian Letter of Credit or Canadian Acceptance after the presentation to it of a request strictly complying with the terms and conditions of such Canadian Letter of Credit or Canadian Acceptance, unless such payment is prohibited by any law, regulation, court order or decree, or (iii) paid or payable by any Canadian Facilities Lender under Sections 3.10 or 12.04(b) hereof.

                 (g)      Without limiting TD Canada's rights as set forth in
Section 3.15(f) above, the obligation of TD Canada to immediately reimburse the Canadian Agent or the Canadian Facilities Lenders for drawings made under Canadian Letters of Credit or payment of Canadian Acceptances shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Canadian Letters of Credit or Canadian Acceptances, under all circumstances whatsoever, including, without limitation, the following circumstances:

                          (i)     any lack of validity or enforceability of the
Canadian Letter of Credit or Canadian Acceptance, the obligation supported by the Canadian Letter of Credit or Canadian Acceptance or any other agreement or instrument relating thereto (collectively, the "Canadian Related Documents");




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

                          (ii)    any amendment or waiver of or any consent to
or departure from all or any of the Canadian Related Documents;

                          (iii)   the existence of any claim, setoff, defense
or other rights which TD Canada may have at any time against any beneficiary or any transferee of a Canadian Letter of Credit or Canadian Acceptance (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Canadian Agent, Canadian Facilities Lenders or any other person or entity, whether in connection with the Loan Documents, the Canadian Related Documents or any unrelated transaction;

                          (iv)    any breach of contract or other dispute
between TD Canada and any beneficiary or any transferee of a Canadian Letter of Credit or Canadian Acceptance (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Canadian Agent, Canadian Facilities Lenders or any other person or entity;

                          (v)     any draft, statement or any other document
presented under the Canadian Letter of Credit or Canadian Acceptance proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                          (vi)    any delay, extension of time, renewal,
compromise or other indulgence or modification granted or agreed to by the Canadian Agent or Canadian Facilities Lenders, with or without notice to or approval by TD Canada in respect of any of TD Canada's indebtedness under this Agreement; or

                          (vii)   any other circumstance or happening
whatsoever, whether or not similar to any of the foregoing;

provided, however, that nothing contained herein shall be deemed to release CIBC or any other Canadian Facilities Lender from any liability for actual loss arising as a result of its gross negligence or willful misconduct.

         3.16 Canadian Letter of Credit Fee. (a) For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, TD Canada agree to pay to the Canadian Agent, for the pro rata benefit of the Canadian Facilities Lenders based on their Applicable Commitment Percentages (determined in respect of the Total Canadian Revolving Credit Commitment), a fee for such period at a per annum rate equal to the Applicable Interest Addition for Eurodollar Rate Loans on the daily aggregate amount available to be drawn under Canadian Standby Letters of Credit and fees for such period at those rates established from time to time by the Canadian Agent and acceptable to Canadian Facilities Lenders for Commercial Letters of Credit.

                 (b) For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, TD Canada agrees to pay to the Canadian Agent for the account of




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

CIBC as issuer of the Canadian Letters of Credit, a fee for such period at a per annum rate equal to .125% on the daily aggregate amount available to be drawn under Canadian Letters of Credit.

                 (c)      Such payments of fees provided for in this Section
3.16 shall be due in arrears, the first such payment to be made on the last Business Day of October 1997 and on the last Business Day of each January, April, July and October thereafter.

         3.17 Administrative Fees and Reserves. TD Canada shall pay to CIBC administrative and other fees, if any, in connection with the Canadian Letters of Credit in such amounts and at such times as CIBC and TD Canada shall agree from time to time. In addition, TD Canada shall reimburse CIBC for all costs or reduction in yield occurring by reason of the issuance by CIBC of the Canadian Letters of Credit.

         3.18 Maximum Rate of Return. Notwithstanding any provision to the contrary contained in this Agreement, in no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code, Revised Statutes of Canada, 1985, C. 46 as the same may be amended, replaced or re-enacted from time to time) payable under this Agreement exceed the effective annual rate of interest on the "credit advanced" (as defined in that section) under this Agreement lawfully permitted under that section and, if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of TD Canada and the Canadian Facilities Lenders and the amount of such payment or collection shall be refunded to TD Canada; for purposes of this Agreement the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term of the applicable credit advanced on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Canadian Agent will be conclusive for the purposes of such determination.

         3.19 Reset of Canadian Lenders, Portion on Default. Upon an Event of Default occurring hereunder, the Canadian Agent shall determine the amount of outstanding Obligations of each of the Canadian Facilities Lenders under the Canadian Facilities based on Applicable Commitment Percentages (determined in respect of the Total Canadian Revolving Credit Commitment). If at such time any Canadian Facilities Lender holds Obligations under the Canadian Facilities in an amount less than its Applicable Commitment Percentage, as the case may be (the "Purchasing Lender"), the Purchasing Lender shall forthwith purchase from each Canadian Facilities Lender which holds Obligations under the Canadian Facilities in excess of its Applicable Commitment Percentage of the Obligations outstanding under the Canadian Facilities, as the case may be (the "Selling Lender") the amount of the Obligations under the Canadian Facilities from each Selling Lender required so that after such purchase and sale, each Canadian Facilities Lender holds Obligations under the Canadian Facilities equal to its Applicable Commitment Percentage of the Total Canadian Revolving Credit Commitment of such Obligations. Each Selling Lender agrees to sell such amount of such Obligations of the Canadian Facilities to the Purchasing Lender.




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

                                   ARTICLE IV

                        Yield Protection and Illegality

         4.01    Increased Cost and Reduced Return.

         (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                 (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Fixed Rate Loans, any Note, its obligation to make Fixed Rate Loans, or the issuance or maintenance by NationsBank or CIBC or any other Canadian Facilities Lender of or any other Lender's Participation in any Letter of Credit or Acceptance; or shall change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or any Note in respect of any Fixed Rate Loans, Letter of Credit, Acceptance or Participation (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                 (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, compulsory loan, or similar requirement (other than the Applicable Reserve Requirement utilized in the determination of the Eurodollar Rate or the CD Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Domestic Revolving Credit Commitment or Canadian Revolving Credit Commitment of such Lender hereunder; or

                 (iii) shall impose on such Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement or any Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Fixed Rate Loan or issuing, maintaining, or obtaining or maintaining a Participation in, any Letter of Credit or Acceptance, or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or any Note with respect to any Fixed Rate Loan, Letter of Credit, Acceptance, or Participation, then each Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by any Borrower under this Section 4.01(a), the applicable


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

Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 4.04 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

         (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand each Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         (c) Without limiting the foregoing but without duplication for any Associated Costs reimbursed pursuant to Section 4.01(a) or (b), as to any Loan denominated in British Pounds, the Borrowers will pay the Associated Costs.

         (d) Each Lender shall promptly notify the Borrowers and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall furnish to the Borrowers and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         4.02. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Fixed Rate Loan:

                 (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or CD Rate, as the case may be, for such Interest Period; or

                 (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate or the CD Rate will not adequately and



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

         fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans or CD Loans, as the case may be, for such Interest Period;

then the Agent shall give the Borrowers prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the applicable Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

         4.03. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrowers thereof and such Lender's obligation to make or Continue Eurodollar Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 4.04 shall be applicable).

         4.04. Treatment of Affected Loans. If the obligation of any Lender to make a particular Type of Fixed Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 4.01 or 4.03 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Domestic Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 4.03 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.01 or 4.03 hereof that gave rise to such Conversion no longer exist:

                 (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Domestic Base Rate Loans; and

                 (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Domestic Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Domestic Base Rate Loans.

If such Lender gives notice to the Borrowers (with a copy to the Agent) that the circumstances specified in Section 4.01 or 4.03 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section 4.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type




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

made by other Lenders are outstanding, such Lender's Domestic Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Domestic Revolving Credit Commitments or Canadian Revolving Credit Commitments, as applicable.

         4.05. Compensation. Upon the request of any Lender, each Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                 (a) any payment, prepayment, or Conversion of a Fixed Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.01) on a date other than the last day of the Interest Period for such Loan; or

                 (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article V to be satisfied) to borrow, Convert, Continue, or prepay a Fixed Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         4.06 Taxes. (a) Any and all payments by each Borrower to or for the account of any Lender or any of the Agents hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and each of the Agents, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or such Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or any of the Agents, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender or such Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Borrower shall furnish to the Agent, at its address referred to in Section 12.02, the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, each Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the




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

execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) Each Borrower agrees to indemnify each Lender and each of the Agents for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 4.06) paid by such Lender or such Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto. Each Borrower's obligation under this indemnity shall be conditioned upon: (i) the Lender or Agent immediately notifying Borrower of any claim for indemnity under this
Section 4.06(c); and (ii) the Lender or Agent shall not pay, settle or compromise the claim without the prior written consent of Borrower, which shall not be unreasonably withheld or delayed, or if required to avoid imposition of liens.

         (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by any Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrowers and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

         (e) For any period with respect to which a Lender has failed to provide the Borrowers and the Agent with the appropriate form pursuant to
Section 4.06(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06(a) or 4.06(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, each Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

         (f) If any Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.06, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender,



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is not otherwise disadvantageous to such Lender.

         (g) Within thirty (30) days after the date of any payment of Taxes, the applicable Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

         (h) Without prejudice to the survival of any other agreement of any Borrower hereunder, the agreements and obligations of each Borrower contained in this Section 4.06 shall survive the termination of the Commitments and the payment in full of the Obligations.

         4.07 Restricted Lender. In the event any Lender seeks additional compensation pursuant to this Article IV or is restricted from making any Fixed Rate Loan under this Agreement, including providing an Alternative Currency which is made available by other Lenders (a "Restricted Lender"), TDC may cause such Restricted Lender to be replaced by a financial institution reasonably acceptable to the Agent which is not similarly restricted and will not seek such additional compensation. Such Restricted Lender agrees to execute and to deliver to the Agent an Assignment and Acceptance as provided in Section 12.01 hereof upon payment of all amounts owed under this Agreement to such Restricted Lender.

         4.08 Funding. In the event any Borrower elects to obtain any Loans as Fixed Rate Loans pursuant to Section 2.01 or Section 3.01, or elects to Continue any Fixed Rate Loans or Convert any portion of the principal amount of any Domestic Base Rate Loans, Canadian Prime Rate Loans or Floating CD Loans to Fixed Rate Loans pursuant to Section 2.09 or Section 3.08, each Lender may, if it so elects, fulfill its obligation to make or Continue any portion of the principal amount of any Loan as, or to Convert any portion of the principal amount of any Loan into, a Fixed Rate Loan in accordance with any election made by such Borrower by causing a foreign branch or affiliate of such Lender or an international banking facility created by such Lender to make such Fixed Rate Loan; provided that in such event such Fixed Rate Loan shall be deemed to have been made by such Lender, and the obligation of the Borrower to repay such Fixed Rate Loan shall nevertheless be to such Lender and shall be deemed to be held by such Lender, to the extent of such Fixed Rate Loan, for the account of such foreign branch, affiliate or international banking facility. In addition, the Borrowers hereby consent and agree that, for purposes of any determination to be made for purposes of this Agreement (including Sections 4.01, 4.02, 4.03 and 4.04), it shall be conclusively assumed that each Lender elected to fund all Fixed Rate Loans by purchasing Dollar deposits or deposits in the Alternative Currency in its eurocurrency office's interbank eurocurrency market.



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                                   ARTICLE V

  Conditions to Making Loans, Issuing Letters of Credit and Creating Acceptances

         5.01 Conditions of Initial Advance and Issuance of Letters of Credit and Creating Acceptances. The obligation of the Lenders to make the initial Domestic Advance or Canadian Advance and of NationsBank and CIBC to issue the Letters of Credit and create Acceptances is subject to the following conditions precedent:

         (a) The Agent shall have received, on the Closing Date in form and substance satisfactory to the Agent and the Lenders the following:

                 (i) executed originals of each of this Agreement and the Notes and the other Loan Documents, together with all schedules and exhibits thereto in form and substance satisfactory to the Agent and the Lenders;

                 (ii) favorable written opinion or opinions of counsel to the Borrowers and each Subsidiary executing a Guaranty or Pledge Agreement dated the Closing Date, addressed to the Agent and the Lenders and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of Exhibits K-1 and K-2 attached hereto;

                 (iii) resolutions of the board of directors (or of the appropriate committee thereof) of each of the Borrowers certified by its secretary or assistant secretary as of the Closing Date, appointing the initial Authorized Representatives and approving and adopting the Loan Documents to be executed by such Borrower, and authorizing the execution and delivery thereof; specimen signatures of officers of each Borrower executing the Loan Documents, certified by the Secretary or Assistant Secretary of such Borrower;

                 (iv) the charter documents of each of the Borrowers certified as of a recent date by the Secretary of State or comparable official of its jurisdiction of organization;

                 (v) the by-laws of each of the Borrowers certified as of the Closing Date as true and correct by the secretary or assistant secretary of such Borrower;

                 (vi) certificates issued as of a recent date by the Secretary of State or comparable official of the jurisdiction of the formation of each of the Borrowers as to the corporate good standing of such Borrower therein;

                 (vii) appropriate certificates of qualification to do business and of corporate good standing with respect to each of the Borrowers issued as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business could materially adversely affect the business, operations or



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

         conditions, financial or otherwise, of such Borrower;

                 (viii) with respect to each Significant Subsidiary executing a Guaranty and each Subsidiary executing a Pledge Agreement, each of the opinions, certificates and documents described in subsections (ii) through (vii) above;

                 (ix) notice(s) of appointment of the initial Authorized Representatives;

                 (x) all fees payable by the Borrowers on the Closing Date to the Agent and the Lenders;

                 (xi) evidence satisfactory to the Agent of the repayment in full and termination of each of the Prior Facilities substantially simultaneously with the making of the initial Domestic Advance and the initial Canadian Advance hereunder, and the agreement to terminate any Liens on assets securing any obligations under any of the Prior Facilities which termination shall be effected with reasonable promptness following the Closing Date;

                 (xii) evidence of the delivery of stock certificates or such other documents, and the taking of such other action, as may be necessary or appropriate under applicable law to perfect the Liens of the Agent (for itself and on behalf of the Lenders) on the Collateral under the Loan Documents; and

                 (xiii) such other documents, instruments, certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

         (b)     In the good faith judgment of the Agent and the Lenders:

                 (i) there shall not have occurred or become known to the Agent or the Lenders any material adverse change in the business, financial condition, operations, properties or prospects of TDC and its Subsidiaries, taken as a whole, since January 31, 1997;

                 (ii) no litigation shall be pending or threatened which would be likely to materially and adversely affect the business, financial condition, operations, properties or prospects of TDC and its Subsidiaries, taken as a whole, or which could reasonably be expected to restrain or enjoin, impose burdensome conditions on, or otherwise materially and adversely (A) affect the ability of any of TDC and its Subsidiaries to fulfill their respective obligations under the Loan Documents, or (B) impair any interests or rights of the Agent or any Lender under the Loan Documents; and

                 (iii) TDC and its Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be




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
         required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any governmental authority or arbitral authority or (B) any agreement, document or instrument to which any of TDC or any Subsidiaries is a party or by which any of them or their properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which is not, in the good faith judgment of the Agent and the Lenders, material to the enforcement of any of the Loan Documents, or the financial condition, business or operations of TDC and its Subsidiaries, taken as a whole.

         5.02 Conditions of Loans. The obligations of the Lenders to make any Loans, and of NationsBank or CIBC to issue Letters of Credit or create Acceptances hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                 (a) the Agent shall have received a notice of such borrowing or request if required by Section 2.01, 2.04, 2.15, 2.18, 2.19, 3.01, 3.13 or 3.14;

                 (b) the representations and warranties of the Borrowers set forth in Article VII hereof and in each of the other Loan Documents shall be true and correct on and as of the date of such Advance or Loan or issuance of such Letter of Credit or Acceptance, as the case may be, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in
         Section 7.02(c) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section
         8.01 hereof;

                 (c) in the case of the issuance of a Letter of Credit, Borrower shall have executed and delivered to NationsBank or CIBC, as applicable, a Letter of Credit Application in form and content acceptable to NationsBank or CIBC, as applicable, together with such other instruments and documents as it shall request; provided that the terms and conditions of this Agreement shall control if any conflict should exist between the terms of such Letter of Credit Application and this Agreement;

                 (d) in the case of the creation of a Domestic Acceptance, the Multicurrency Facilities Borrower shall have executed and delivered to NationsBank a General Acceptance Agreement and a draft in form and content acceptable to NationsBank together with such other instruments and documents as NationsBank shall reasonably request;

                 (e) at the time of each such Advance or Loan or issuance of each Letter of Credit or Acceptance, as the case may be, no Default or Event of Default specified in Article X hereof, shall have occurred and be continuing;

                 (f) immediately after giving effect to a Domestic Advance or Domestic Loan,



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         a Domestic Acceptance or a Domestic Letter of Credit, the Total
         Domestic Utilization shall not exceed the Total Domestic Revolving Credit Commitment;

                 (g) immediately after giving effect to a Canadian Advance or Canadian Loan, a Canadian Acceptance or a Canadian Letter of Credit, the Total Canadian Utilization shall not exceed the Total Canadian Revolving Credit Commitment;

                 (h) immediately after giving effect to a Swing Line Loan the aggregate Swing Line Outstandings shall not exceed $25,000,000;

                 (i) immediately after giving effect to the issuance of any Domestic Letter of Credit the Domestic Letter of Credit Outstandings shall not exceed $125,000,000;

                 (j) immediately after giving effect to the issuance of any Canadian Letter of Credit, the Canadian Letter of Credit Outstandings shall not exceed $15,000,000; and

                 (k) immediately after giving effect to any Competitive Bid Loan, the aggregate principal amount of outstanding Competitive Bid Loans shall not exceed $50,000,000.

         Each borrowing of Loans and each issuance of a Letter of Credit and Acceptance shall constitute a representation and warranty by the Borrowers that the conditions set forth in clauses (b) and (e) above have been satisfied as of the date thereof and that as of the date of such Advance or issuance of a Letter of Credit or Acceptance there has not been any material adverse change in the business, operations or financial condition of TDC and its Subsidiaries.





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                                   ARTICLE VI

                                    Security


         6.01 Guaranties and Pledge Agreement. As support and security for the full and timely payment and performance of all Obligations, the Borrowers shall on or before the Closing Date cause to be delivered to the Agent (i) the unconditional guaranty of payment for the benefit of the Multicurrency Facilities Lenders of all Obligations of the Multicurrency Facilities Borrowers in connection with the Multicurrency Facilities by the Significant Subsidiaries of TDC (other than TD France and the Excluded Subsidiaries), (ii) the unconditional guaranty of payment by TDC and its Significant Subsidiaries (other than TD Canada and the Excluded Subsidiaries) for the benefit of the Canadian Facilities Lenders of all Obligations of TD Canada in connection with the Canadian Facilities, and (iii) the Pledge Agreements signed by TDC, Tech Data Latin America, Inc. and Tech Data Worldwide Partner, Inc.; and on or before the Closing Date shall do or cause to be done all things necessary in the opinion of the Agent and its counsel to grant to the Agent (for itself and on behalf of the Lenders) a duly perfected, first priority Lien in all Collateral, subject to no prior Lien (except as permitted by Section 9.08(v)) or other encumbrance or restriction on transfer.

         6.02 Further Assurances. At the request of the Agent, each Subsidiary and TDC will execute by its duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document and will procure any such certificate, instrument, statement or document, or take such other action (and pay all connected costs) which the Agent reasonably deems necessary to create, continue or preserve (a) the guaranty by such Subsidiary or TDC or
(b) the Liens on Collateral (and the perfection and priority thereof) of the Agent contemplated hereby and by the other Loan Documents.

         6.03 New Subsidiaries. As provided in Section 8.20 hereof, to the extent allowed under this Agreement, if TDC acquires or forms a Significant Subsidiary (a) TDC shall cause such Significant Subsidiary to execute a Guaranty of Obligations as described in Section 6.01 hereof (unless such Subsidiary is an Excluded Subsidiary); and (b) in the case of an Excluded Subsidiary other than TD France, that is directly owned by TDC or any Domestic Subsidiary, TDC shall execute or shall cause any applicable Domestic Subsidiary to execute a Pledge Agreement, granting to the Agent (for itself and for the benefit of the Lenders) a Lien on the lesser of (i) 65% of the total capital stock or ownership interests of such Excluded Subsidiary or (ii) 100% of such stock and ownership interests owned by TDC or any Domestic Subsidiary.





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                                  ARTICLE VII

                         Representations and Warranties

         7.01 Representations and Warranties as to Borrowers and Subsidiaries. Each Borrower represents and warrants to and in favor of the Agents and each Lender with respect to itself and to its Subsidiaries (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans and the issuance of Letters of Credit and Acceptances), that:

                 (a)      Organization and Authority.

                          (i) It is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation;

                          (ii) it has the corporate power and authority to own its properties and assets and to carry on its business as now being conducted and is qualified to do business in every jurisdiction in which failure so to qualify would have a material adverse effect on the business or operations of TDC or its Subsidiaries;

                          (iii) it has the corporate power and authority to execute and perform this Agreement, and to borrow hereunder (in the case of a Borrower), and to execute and deliver each of the other Loan Documents to which it is a party;

                          (iv) each Subsidiary executing a Guaranty or Pledge Agreement has the power and authority to execute, deliver and perform the Guaranty or Pledge Agreement to which it is a party; and

                          (v) when executed and delivered, each of the Loan Documents to which such Borrower or any Subsidiary is a party will be valid and binding obligations of the Borrower or such Subsidiary signatory thereto, enforceable against the Borrower or such Subsidiary signatory thereto, in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity);

                 (b) Loan Documents. The execution, delivery and performance by each Borrower and each Subsidiary of each of the Loan Documents to which it is a party:

                          (i) have been duly authorized by all requisite corporate action (including any required shareholder approval) of such Borrower or its Subsidiaries, as the case may be, required for the lawful execution, delivery and performance thereof;




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

                          (ii)    do not violate any provisions of (1)
                 applicable law, (2) any order of any court or other agency of government binding on the Borrower or its Subsidiaries or its or their properties, (3) the charter documents or by-laws of the Borrower or its Subsidiaries or (4) any provisions of any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party, or by which the properties or assets of the Borrower or its Subsidiaries are bound;

                          (iii) will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time, or both, would constitute an event of default, under any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party; and

                          (iv) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower or any Subsidiary.

                 (c) Solvency. Each Borrower and each of its Subsidiaries are Solvent after giving effect to the transactions contemplated by this Agreement and the other Loan Documents.

         7.02 Representations and Warranties of TDC. TDC represents and warrants with respect to itself and its Subsidiaries (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans and the issuance of Letters of Credit and Acceptances) that:

                 (a) Subsidiaries and Stockholders. It has no Subsidiaries other than those Persons listed as Subsidiaries in
         Schedule 7.02(a) hereto; Schedule 7.02(a) to this Agreement states as of the date hereof the authorized and issued capitalization of each Subsidiary, the number of shares of each class of capital stock issued and outstanding of each such Subsidiary and the number and percentage of outstanding shares of each such class of capital stock owned by TDC or by any such Subsidiary; the outstanding shares of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and TDC and each such Subsidiary owns beneficially and of record all the shares it is listed as owning in Schedule 7.02(a), free and clear of any Lien, except for the Lien created by the Security Instruments.

                 (b) Ownership Interests. It does not own any interest in any Person other than the Persons listed in Schedule 7.02(a) and
         Schedule 7.02(b) hereto;

                 (c)      Financial Condition.

                          (i) TDC has heretofore furnished to each Lender an audited unqualified consolidated balance sheet of TDC and its Subsidiaries as at January



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

                 31, 1997 and the notes thereto and the related consolidated statements of income, cash flow and changes in stockholders' equity for the Fiscal Year then ended as examined and certified by Price Waterhouse L.L.P. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of TDC and the Subsidiaries as of the end of such Fiscal Year and results of their operations and the changes in their stockholders' equity for the Fiscal Year then ended, all in conformity with Generally Accepted Accounting Principles applied on a Consistent Basis. Except as disclosed therein or otherwise described or referred to in Schedule 7.02(c), neither TDC nor any Subsidiary has, as of the date hereof, any known and material direct liability;

                          (ii) since January 31, 1997, there has been no material adverse change in the condition, financial or otherwise, of TDC and its Subsidiaries or in the businesses, properties and operations of TDC and its Subsidiaries, in each case, considered as a whole, nor have such businesses or properties, taken as a whole, been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God; and

                          (iii) except as set forth in Schedule 7.02(c) hereto, TDC and its Subsidiaries have not incurred, other than in the ordinary course of business, any material indebtedness, liabilities, obligations or commitments, contingent or otherwise which remain outstanding or unsatisfied;

                 (d) Title to Properties. TDC and its Subsidiaries have title to all their respective real and personal properties subject to no transfer restrictions, liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except for (i) the transfer restrictions and liens described in Schedule 7.02(d) attached hereto, and (ii) liens permitted under Section 9.08 hereof;

                 (e) Taxes. TDC and its Subsidiaries have filed or caused to be filed all federal, state and local tax returns which are required to be filed by them and except for taxes and assessments being contested in good faith and against which satisfactory reserves have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due;

                 (f)      Other Agreements.  Neither TDC nor any Subsidiary is

                          (i) a party to any judgment, order, decree or any agreement or instrument or subject to restrictions materially adversely affecting the business, properties or assets, operation or condition (financial or otherwise) of TDC and the Subsidiaries, taken as a whole; or





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                          (ii)    in default in the performance, observance or
                 fulfillment of any of the material obligations, covenants or conditions contained in any agreement or instrument to which TDC or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period could have, a material adverse effect on the business, operations or condition, financial or otherwise, of TDC and the Subsidiaries taken as a whole;

                 (g) Litigation. Except as set forth in Schedule 7.02(g) hereto, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the best knowledge of TDC, threatened by or against TDC or any Subsidiary or affecting TDC or any Subsidiary or any properties or rights of TDC or any Subsidiary, which, if, determined adversely to TDC or such Subsidiary, would materially adversely affect the financial condition, business or operations of TDC and the Subsidiaries taken as a whole;

                 (h) Margin Stock. Neither TDC nor any Subsidiary owns any "margin stock" as such term is defined in Regulation U, as amended (12 C.F.R. Part 221), of the Board. The proceeds of the borrowings made pursuant to Sections 2.01, 2.04, 2.15 and 3.01 hereof, the Letters of Credit and the Acceptances will be used by TDC and the other Borrowers only for the purposes set forth in Section 2.13 and
         Section 3.11 hereof. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither TDC nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934 or any state securities laws, in each case as in effect on the date hereof;

                 (i) Investment Company. Neither TDC nor any Subsidiary is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. Section 80a-1, et seq.). The application of the proceeds of the Loans, the Letters of Credit and the Acceptances and repayment thereof by TDC and the other Borrowers and the performance by TDC and the other Borrowers of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

                 (j) Patents, Etc. TDC and its Subsidiaries own or have the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, copyrights and know how necessary to the conduct of their businesses as now conducted, without known material



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         conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other Person;

                 (k) No Untrue Statement. Neither this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of TDC or any Subsidiary in accordance with Section
         5.01 hereof contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such representation or statement contained therein not misleading in any material respect;

                 (l) No Consents, Etc. Neither the respective businesses or properties of TDC or any Subsidiary, nor any relationship between TDC or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated hereby is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental or other authority or any other Person on the part of TDC or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement or the other Loan Documents or if so, such consent, approval, authorization, filing, registration or qualification has been obtained or effected, as the case may be;

                 (m)      ERISA.

                          (i) None of the employee benefit plans maintained at any time by TDC or any Subsidiary or the trusts created thereunder has engaged in a prohibited transaction which could subject any such employee benefit plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA or under any Foreign Benefit Law;

                          (ii) None of the employee benefit plans maintained at any time by TDC or any Subsidiary which are employee pension benefit plans and which are subject to Title IV of ERISA or any Foreign Benefit Law or the trusts created thereunder has been terminated so as to result in a material liability of TDC or any Subsidiary under ERISA or any other Person exercising similar duties and functions under any Foreign Benefit Law nor has any such employee benefit plan of TDC incurred any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, other than for required insurance premiums which have been paid; neither TDC nor any Subsidiary has withdrawn from or caused a partial withdrawal to occur with respect to any Multi-employer Plan; TDC and its Subsidiaries have made or provided for all contributions to all such employee pension benefit plans which they maintain and which are required as of the end of the most recent fiscal year under each such plan; neither TDC nor any Subsidiary has incurred any accumulated funding deficiency with respect to any such plan,



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                 whether or not waived; nor has there been any reportable
                 event, or other event or condition, which presents a material risk of termination of any such employee benefit plan by such Pension Benefit Guaranty Corporation or other Person exercising similar duties and functions under any Foreign Benefit Law;

                          (iii) The present value of all vested accrued benefits under the employee pension benefit plans which are subject to Title IV of ERISA or any Foreign Benefit Law, maintained by TDC or any Subsidiary, did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such employee benefit plans allocable to such benefits;

                          (iv) The consummation of the Loans and the issuance of the Letters of Credit and Acceptances provided for in Article II and Article III will not involve any prohibited transaction under ERISA or violate any Foreign Benefit Law;

                          (v) To the best of TDC's knowledge, each employee pension benefit plan subject to Title IV of ERISA or other Foreign Benefit Law, maintained by TDC or any Subsidiary, has been administered in accordance with its terms and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rules and any applicable Foreign Benefit Law;

                          (vi) There has been no withdrawal liability incurred with respect to any Multi-employer Plan to which TDC or any Subsidiary is or was a contributor;

                          (vii)   As used in this Agreement, the terms
                 "employee benefit plan," "employee pension benefit plan," "accumulated funding deficiency," "reportable event," and "accrued benefits" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in Internal Revenue Code
                 Section 4975 and ERISA; and

                          (viii) Neither TDC nor any Subsidiary has any liability, contingent or otherwise, under any plan or program or the equivalent for unfunded post-retirement benefits, including pension, medical and death benefits, which liability would have a material adverse effect on the financial condition of TDC and its Subsidiaries taken as a whole;

                 (n) No Default. As of the date hereof, there does not exist any Default or Event of Default hereunder;

                 (o) Hazardous Materials. Neither TDC nor any Subsidiary nor, to the best of TDC's knowledge, any previous owner or operator of any real property currently owned or operated by TDC or any Subsidiary (collectively, the "Property") or any other Person, has generated, stored, or disposed of any Hazardous Material on any portion of the Property, or transferred any Hazardous Material from the Property to any other location,





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         giving rise to any liability of TDC or any Subsidiary which would have a materially adverse effect on TDC and the Subsidiaries taken as a whole. TDC and each Subsidiary are in compliance with all applicable Environmental Laws and neither TDC nor any Subsidiary has been notified of any action, suit, proceeding or investigation which calls into question compliance by TDC or any Subsidiary with any Environmental Laws or which seeks to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material.





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                                  ARTICLE VIII

                             Affirmative Covenants

         Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, TDC will and will cause each Subsidiary to:

         8.01 Financial Reports, Etc. (a) As soon as practical and in any event within 120 days after the end of each Fiscal Year of TDC, deliver or cause to be delivered to the Agents and each Lender (i) consolidated and consolidating balance sheets of TDC and its Subsidiaries, and the notes thereto, and the related consolidated and consolidating statements of income, cash flow and changes in stockholders' equity and the respective notes thereto for such Fiscal Year, setting forth in each case comparative financial statements for the preceding Fiscal Year, all prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis and containing, with respect to the consolidated financial reports, opinions of Price Waterhouse L.L.P., or other such independent certified public accountants selected by TDC and approved by the Required Lenders, which are unqualified as to the scope of the audit performed and as to the "going concern" status of TDC; (ii) a copy of TDC's Form 10K as filed with the Securities and Exchange Commission; and (iii) a certificate of an Authorized Representative demonstrating compliance with Sections 9.01, 9.02, 9.03, 9.04, 9.05, 9.06, 9.07(iv), (v) and (vi), 9.15, 9.16 and 9.18 of this Agreement, which certificate shall be in the form attached as Exhibit L;

         (b) as soon as practical and in any event within 60 days after the end of each quarterly period (except the last reporting period of the Fiscal
Year), deliver to the Agents and each Lender (i) consolidated and consolidating balance sheets of TDC and its Subsidiaries, as of the end of such reporting period and the related consolidated and consolidating statements of income, cash flow and changes in stockholders' equity for such reporting period and for the period from the beginning of the Fiscal Year through the end of such reporting period, certified by an Authorized Representative as presenting fairly the financial position of TDC and its Subsidiaries as of the end of such reporting period and the results of their operations and the changes in their financial position for such reporting period, in conformity with the standards set forth in Section 7.02(c)(i) with respect to interim financials, (ii) a copy of TDC's Form 10Q for such quarterly period as filed with the Securities and Exchange Commission and (iii) a certificate of an Authorized Representative containing computations for such quarter similar to that required pursuant to
Section 8.01(a)(iii);

         (c) together with each delivery of the financial statements required by Section 8.01(a) hereof, deliver to the Agents and each Lender a letter from TDC's accountants specified in Section 8.01(a) hereof stating that in performing the examination necessary to render an opinion on the financial statements delivered therewith, they obtained no knowledge of any Default or Event of Default by TDC or any Subsidiary in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); and if the accountants have obtained knowledge of such Default or Event of Default, a




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statement specifying the nature and period of existence thereof;

         (d) promptly upon their becoming available to TDC, TDC shall deliver to the Agents and each Lender, a copy of (i) all regular or special reports or effective registration statements which TDC or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) all reports, proxy statements, financial statements and other information distributed by TDC to its stockholders, bondholders or the financial community in general, and (iii) any reports submitted to TDC or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of TDC or any of its Subsidiaries;

         (e) promptly, from time to time, deliver or cause to be delivered to each Lender such other information regarding TDC's and each Subsidiary's operations, business affairs and financial condition as such Lender may reasonably request, including audited financial statements of any Subsidiary, to the extent such statements exist. The Agents and the Lenders are hereby authorized to deliver a copy of any such financial information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent, to any regulatory authority having jurisdiction over any of the Lenders pursuant to any written request therefor, and to any other Person who shall acquire or consider the acquisition of a participation interest in or assignment of any Loan or the Letters of Credit or Acceptances permitted by this Agreement.

         8.02 Maintain Properties. Maintain all properties and other personal property necessary to its operations in good working order and condition and make all needed repairs, replacements and renewals as are necessary to conduct its business in accordance with customary business practices.

         8.03 Existence, Qualification, Etc. Do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, trade names, trademarks and permits and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business requires such qualification where the failure to maintain such license or qualification would have a material adverse effect on TDC and its Subsidiaries.

         8.04 Regulations and Taxes. Comply with or contest in good faith all statutes and governmental regulations and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, might become a lien against any of its properties except liabilities being contested in good faith and against which adequate reserves have been established.

         8.05 Insurance. Maintain with financially sound and reputable insurers insurance with respect to its properties and business and against such liabilities, casualties and contingencies of such types and in such amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.

         8.06 True Books. Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by Generally Accepted Accounting Principles or other accounting principles applicable in the jurisdiction of a Borrower's or Subsidiary's organization or creation with respect to all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

         8.07 Pay Indebtedness to Lenders and Perform Other Covenants. (a) Make full and timely payment of the principal of and interest on the Notes and all other Obligations whether now existing or hereafter arising; and (b) duly comply with all the terms and covenants contained in all other instruments and documents given to the Agent or any Lender pursuant to this Agreement.

         8.08 Right of Inspection. Permit any Person designated by any Lender, at the Lender's expense, to visit and inspect any of the properties, corporate books and financial reports of TDC and its Subsidiaries, and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all at such reasonable times, at reasonable intervals and with reasonable prior notice. Information received by the Agent and any Lender pursuant to such inspections shall be limited to distribution in the same manner as described in Section 8.01(e) hereof.

         8.09 Observe all Laws. Conform to and duly observe all laws, regulations and other valid requirements of any regulatory authority with respect to the conduct of its business, the failure to observe which would have a material adverse effect on its business.

         8.10 Covenants Extending to Subsidiaries. Cause each of its Subsidiaries to do with respect to itself, its business and its assets, each of the things required of TDC in Sections 8.02 through 8.09, inclusive.

         8.11 Officer's Knowledge of Default. Upon an officer of TDC obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of TDC or any Subsidiary, cause such officer to promptly notify the Agents of the nature thereof, the period of existence thereof, and what action TDC proposes to take with respect thereto.

         8.12 Suits or Other Proceedings. Upon an officer of TDC obtaining knowledge of any litigation, dispute or proceedings being instituted or threatened against TDC or its Subsidiaries, or any attachment, levy, execution or other process being instituted against any assets of TDC or its Subsidiaries in an amount greater than $5,000,000 not otherwise covered by insurance, promptly deliver to the Agents written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

         8.13 Environmental Reports. Promptly provide to the Agents true, accurate and complete copies of any and all documents, including reports, submissions, notices, orders, directives, findings and correspondence made by TDC or any Subsidiary to the United States

Environmental Protection Agency ("EPA"), the United States Occupational Safety and Health Administration ("OSHA") or to any other federal, state or local authority pursuant to any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder which require informational submissions concerning environmental, health or safety matters.

         8.14 Notice of Discharge of Hazardous Material or Environmental Complaint. Give to the Agents immediate written notice of any complaint, order, directive, claim, citation or notice by any governmental authority or any Person to TDC, any Subsidiary or any successor with respect to (i) air emissions, (ii) spills, releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the Property, (iii) noise emissions, (iv) solid or liquid waste disposal, or (v) the use, generation, storage, transportation or disposal of Hazardous Material. Such notices shall include, among other information, the name of the party who filed the claim, the nature of the claim and the actual or potential amount of the claim. TDC shall, and shall cause its Subsidiaries to, promptly comply with its obligations under law with regard to such matters. However, neither TDC nor any Subsidiary shall not be obligated to give such notice to Agent of discharge or existence of any Hazardous Material which occurs legally in accordance with and pursuant to the terms and conditions of a valid governmental permit, license, certificate or approval therefor.

         8.15 Indemnification. The Borrowers hereby jointly and severally agree to defend, indemnify and hold the Agents and Lenders harmless from and against any and all claims, losses, liabilities, damages and expenses (including, without limitation, cleanup costs and reasonable attorneys' fees including those arising by reason of any of the aforesaid or an action against TDC or any Subsidiary under this indemnity) arising directly or indirectly from, out of or by reason of the handling, storage, treatment, emission or disposal of any Hazardous Material by or in respect of TDC or any Subsidiary or property owned or leased by TDC or any Subsidiary. The provisions of this
Section 8.15 shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date and expiration or termination of this Agreement. This indemnity shall not apply to the extent of damages caused to Agent, Lenders or others by Agent or Lenders.

         8.16 Further Assurances. At its cost and expense, upon request of either of the Agents, duly execute and deliver or cause to be duly executed and delivered, to the Agents such further instruments, documents, certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the opinion of the Agents to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

         8.17 ERISA Requirement. Comply with all material requirements of ERISA, to the extent applicable, and any Foreign Benefit Law applicable to it and furnish to the Agents as soon as possible and in any event (i) within thirty (30) days after TDC or duly appointed administrator of a employee benefit plan knows or has reason to know that any reportable event




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or other event under any Foreign Benefit Law with respect to any employee benefit plan has occurred, written statement of an Authorized Representative describing in reasonable detail such reportable event or other event under any Foreign Benefit Law and any action which TDC proposes to take with respect thereto, together with a copy of the notice of such reportable event given to the PBGC or a statement that said notice will be filed with the annual report to the United States Department of Labor with respect to such plan if such filing has been authorized, (ii) promptly after receipt thereof, a copy of any notice that TDC or any Subsidiary may receive from the PBGC relating to the intention of the PBGC to terminate any employee benefit plan or plans or to appoint a trustee to administer any such plan, and (iii) within 10 days after a filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a plan, a certificate of an Authorized Representative setting forth details as to such failure and the action that TDC or its Subsidiary proposes to take with respect thereto, together with a copy of such notice given to the PBGC.

         8.18 Continued Operations. Continue at all times (i) to maintain the chief executive offices and principal place of business of TDC at 5350 Tech Data Drive, Clearwater, Florida 33760, (ii) to conduct its business and engage principally in the same line or lines of business substantially as heretofore conducted, and (iii) to preserve, protect and maintain free from Liens its material patents, copyrights, licenses, trademarks, trademark rights, trade names, trade name rights, trade secrets and know-how necessary or useful in the conduct of its operations.

         8.19 Use of Proceeds. Use the proceeds of the Loans, Letters of Credit and Acceptances solely for the purposes specified in Articles II and III hereof, as applicable.

         8.20 New Subsidiaries. (a) Simultaneously with the formation of any Significant Subsidiary or the acquisition of any Significant Subsidiary permitted by the terms of this Agreement or at any time a Subsidiary becomes a Significant Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders each of the following:

                 (i) guaranty agreements of each Significant Subsidiary, each duly executed by such Significant Subsidiary substantially in the form of Exhibit G-1 and Exhibit G-2, provided that a Significant Subsidiary shall not be required to deliver a guaranty agreement in the form of Exhibit G-1 or Exhibit G-2 if such Significant Subsidiary (an "Excluded Subsidiary") is a Foreign Subsidiary;

                 (ii) in the case of an Excluded Subsidiary that is directly owned in whole or in part by TDC or any Domestic Subsidiary, a Pledge Agreement duly executed by such owners and granting to the Agent (for itself and on behalf of the Lenders) a Lien on the lesser of (a) 65% of the total capital stock or ownership interests of such Excluded Subsidiary or (b) 100% of such stock and ownership interests owned by TDC or any Domestic Subsidiaries;

                 (iii) the stock certificates or other documents (duly executed by TDC or the Domestic Subsidiaries) that are required to ensure that the Agent (for itself and on behalf of the Lenders) has a duly perfected first priority Lien on the Collateral described in any Pledge Agreement delivered pursuant to clause (ii) of this Section 8.20, subject to no




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         prior Liens (except as permitted by Section 9.08(v)) or
         encumbrances or restrictions on transfer;

                 (iv) an opinion of counsel to the Borrowers and the Significant Subsidiaries (which may be an employee of TDC) dated as of the date of delivery of the documents provided in the foregoing clauses (i), (ii) and (iii) and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent and the Lenders (which opinion may include assumptions and qualifications of similar effect to those contained in the opinions of counsel delivered pursuant to Section 5.01(a)(ii) hereof), to the effect that:

                          (A)     such Significant Subsidiary is duly
                 organized, validly existing and in good standing in the jurisdiction of its incorporation, has the requisite corporate power and authority to own its properties and conduct its business as then owned and then proposed to be conducted and is duly qualified to transact business and is in good standing as a foreign corporation in each other jurisdiction in which the character of the properties owned or leased, or the business carried on by it, requires such qualification; and

                          (B) the execution, delivery and performance of the documents described in clause (i) and (ii) of this Section
                 8.20 to which such Significant Subsidiary or its parent is a signatory have been duly authorized by all requisite corporate action (including any required shareholder approval), such documents have been duly executed and delivered and constitute valid and binding obligations of such Significant Subsidiary or its parent, as the case may be, enforceable against such Subsidiary or its parent in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity), and the documents delivered pursuant to clause (iii) of this Section 8.20 are sufficient to ensure that the Agent (for itself and the Lenders) has a perfected Lien on the Collateral described in the respective Pledge Agreement, and such Lien secures the Obligations; and

                 (v) current copies of the charter and bylaws of such Significant Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors (and, if required by such charter, bylaws or by applicable laws, of the shareholders) of such Significant Subsidiary and its parent authorizing the actions and the execution and delivery of documents described in clauses (i), (ii) and (iii) of this Section 8.20 and evidence satisfactory to the Agent (confirmation of the receipt of which will be provided by the Agent to the Lenders) that such Significant Subsidiary is Solvent as of such date and after giving effect to its Guaranty.



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

         (b) If at any time the sum of the total assets or total revenues of Subsidiaries that have not executed and delivered to the agent a Guaranty exceeds in the aggregate $40,000,000, TDC shall promptly cause there to be delivered to the Agent one or more additional Guaranties of Subsidiaries that do not constitute Significant Subsidiaries in order that after giving effect to such additional Guaranties, the sum of the total assets or total revenues, in either or both cases, of Subsidiaries not having delivered a Guaranty does not exceed in the aggregate $40,000,000.

                                   ARTICLE IX

                               Negative Covenants

         Until the Obligations have been paid and satisfied in full and this Agreement has been terminated in accordance with the terms hereof, unless the Required Lenders shall otherwise consent in writing, TDC will not, nor will it permit any Subsidiary to:

         9.01 Current Ratio. Permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than: 1.10 to 1.00 at any time from the Closing Date to January 30, 1999, and 1.20 to 1.00 at any time thereafter.

         9.02 Shareholders' Equity. Permit at any time Consolidated Shareholders' Equity to be less than the sum of (a) $411,988,500, plus (b) on a cumulative basis, (with no reduction for net losses during such period) 75% of Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ended July 31, 1997. In addition, after the date hereof, such minimum level of Consolidated Shareholders' Equity shall be increased by 75% of the net proceeds received by TDC from the sale of any shares of capital stock.

         9.03 Senior Indebtedness to Total Capital. Permit the ratio of Consolidated Senior Indebtedness to Consolidated Total Capital to exceed: 0.60 to 1.00 at any time prior to the issuance by TDC or any Subsidiary of any Convertible Indebtedness, and 0.55 to 1.00 at any time on and after the date of issuance of such Convertible Indebtedness.

         9.04 Indebtedness to Total Capital. Permit the ratio of Consolidated Funded Indebtedness to the Consolidated Total Capital to exceed
 .65 to 1.00 at any time.

         9.05 EBIT to Interest Expense. Permit the ratio of Consolidated EBIT to Consolidated Interest Expense for the Four-Quarter Period immediately preceding the date of computation to be less than 2.50 to 1.00 at any time.

         9.06 Lease Expense Ratio. Permit at any time the ratio of the (i) sum of Consolidated EBIT plus Consolidated Lease Expense for the Four-Quarter Period immediately preceding the date of computation to (ii) the sum of Consolidated Interest Expense plus Consolidated Lease Expense for the Four-Quarter Period immediately preceding the date of computation to be less than 2.00 to 1.00.

         9.07 Indebtedness. Incur, create, assume or permit to exist any Indebtedness, howsoever evidenced, except

                 (i) Indebtedness existing as of the date hereof which is set forth in Schedule 9.07 attached hereto;

                 (ii) Indebtedness arising in connection with this Agreement;



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

                 (iii) the endorsement of negotiable instruments for deposit or collection, the guaranty of payment of Borrowers' customers' Indebtedness to commercial finance entities arising solely from the purchase of products by such customers from one or more Borrowers or their Subsidiaries or similar transactions in the ordinary course of business;

                 (iv) Indebtedness incurred to purchase personal property provided such Indebtedness is secured only by the property so acquired and does not exceed the actual cost of such property; provided that the total outstanding amount of all such Indebtedness shall not exceed at any time $25,000,000;

                 (v) Convertible Subordinated Indebtedness not exceeding in the aggregate amount at any time outstanding $300,000,000, so long as after giving effect thereto no Default or Event of Default exists hereunder;

                 (vi) Indebtedness that is not secured by any assets or property of TDC or any Subsidiary and does not exceed the aggregate amount at any time outstanding of $100,000,000, so long as after giving effect thereto no Default or Event of Default exists hereunder;

                 (vii) any obligations arising under the Transfer and Administration Agreement; and

                 (viii)   any Indebtedness permitted under Section 9.10(vii).

         9.08 Liens. Incur, create or permit to exist any pledge, Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by any Borrower or any of its Subsidiaries, other than

                 (i) Liens existing as of the date hereof which are set forth in Schedule 7.02(d) attached hereto;

                 (ii) Liens on that equipment acquired with Indebtedness permitted under Section 9.07(iv) hereof;

                 (iii) Liens on receivables arising in connection with the Trade Receivable Purchase Facility;

                 (iv) any unfiled lien of materialmen, mechanics, workmen, warehousemen, carriers, landlords or repairmen; provided that if such a lien shall be perfected and shall not be contested in good faith, it shall be discharged of record immediately by payment, bond or otherwise;

                 (v) tax liens which are being contested in good faith, or which constitute liens



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

         for taxes the payment of which is not yet required;

                 (vi) easements, restrictions, defects in title, covenants and similar encumbrances in respect of real estate that do not render title thereto uninsurable or detract from or interfere in any material respect with the use of such property subject thereto in connection with the business of the Borrower or any of its Subsidiaries; and

                 (vii) Liens on the Collateral in favor of the Agent (for itself and on behalf of the Lenders) pursuant to the Security Instruments.

         9.09 Transfer of Assets. Sell, lease, transfer or otherwise dispose of any item of property or asset except (i) sales, leases, transfers or other dispositions in the ordinary course of business, (ii) sales and dispositions of assets or property which are obsolete, worn out or no longer useful in its business, (iii) sales or transfers of receivables related to the Transfer and Administration Agreement, (iv) the inter-company transfer or sales of receivables, inventory or other assets to Subsidiaries who have guaranteed payment of the Obligations or whose shares have been pledged pursuant to the Pledge Agreement and (v) the sale of certain assets of Macrotron, A.G. having a book value of not in excess of $125,000,000.

         9.10 Investments. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person; provided, TDC and its Subsidiaries may maintain investments or invest in

                 (i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations guaranteed by the United States of America or any agency or instrumentality thereof, provided that such obligations mature within one year from the date of acquisition thereof;

                 (ii) demand deposits, time deposits or certificates of deposit issued by any of the Lenders or certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $400 million and being rated A-3 or better by Standard & Poor's Rating Services or A or better by Moody's Investors Services, Inc.;

                 (iii) commercial paper rated A-1 or better by Standard & Poor's Rating Services or P-1 or better by Moody's Investors Services, Inc. (Commercial Paper Record);

                 (iv) one or more Subsidiaries created or acquired in compliance with the provisions of Section 8.20 hereof;

                 (v) shares of capital stock owned by TDC and each Subsidiary as listed on Schedule 7.02(a);




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                 (vi)     investments existing as of the date hereof which are
         set forth in Schedule 7.02(b) attached hereto; and

                (vii) loans by TDC or a wholly-owned Subsidiary of TDC to another Subsidiary of TDC or TDC.

         9.11 Merger or Consolidation. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into TDC if after giving effect to the merger of any Person into TDC (i) a Default or Event of Default would exist under this Agreement or (ii) TDC is not the surviving entity. Any Subsidiary of TDC may merge with and into any other entity if the survivor is a Subsidiary of TDC.

         9.12 Transactions with Affiliates. Enter into any transaction after the date hereof, including, without limitation, the purchase, sale, leasing or exchange of property, real or personal, or the rendering of any service, with any stockholder, officer or director of TDC or any Subsidiary (other than TDC or another Subsidiary), except (a) that directors, shareholders, officers and employees of TDC and the Subsidiaries may render services to TDC or the Subsidiaries for compensation at the same rates generally paid by corporations engaged in the same or similar businesses for the same or similar services and (b) in the ordinary course of and pursuant to the reasonable requirements of TDC's (or any Subsidiary's) business consistent with past practice of TDC and its Subsidiaries and upon fair and reasonable terms no less favorable to TDC (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not a stockholder, officer or director.

         9.13 ERISA. With respect to all employee pension benefit plans maintained by TDC or any Subsidiary:

                 (i) terminate any of such employee pension benefit plans so as to incur any liability in excess of $500,000 to the Pension Benefit Guaranty Corporation established pursuant to ERISA or to any other Person exercising similar duties and functions under any Foreign Benefit Law;

                 (ii) allow or suffer to exist any prohibited transaction involving any of such employee pension benefit plans or any trust created thereunder which would subject TDC or a Subsidiary to a tax or penalty or other liability (A) on prohibited transactions in excess of $500,000 imposed under Internal Revenue Code Section 4975 or ERISA or
         (B) under any Foreign Benefit Law;

                 (iii) fail to pay to any such employee pension benefit plan any contribution which it is obligated to pay under the terms of such plan;

                 (iv) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such employee pension benefit plan;





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                 (v)      allow or suffer to exist any occurrence of a
         reportable event or any other event or condition, which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such employee pension benefit plan that is a Single Employer Plan, which termination could result in any liability (A) to the Pension Benefit Guaranty Corporation or (B) under any Foreign Benefit Law; or

                 (vi) incur any withdrawal liability with respect to any Multi-employer Plan which is not fully funded.

         9.14    Fiscal Year.  Change TDC's Fiscal Year.

         9.15 Rate Hedging Obligations. Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except in regard to (i) Indebtedness evidenced by the Notes, the aggregate amount of such outstanding Rate Hedging Obligation in no event to exceed $550,000,000; (ii) Indebtedness and obligations arising pursuant to the Trade Receivable Purchase Facility, the aggregate amount of such Rate Hedging Obligation not to exceed $500,000,000; (iii) existing Indebtedness to Aetna Life and Casualty Company secured by TDC's headquarters office building, all such Rate Hedging Obligations to be at rates, in form and with counterparties reasonably acceptable to the Agent and (iv) up to $90,000,000 of obligations arising under the TDC TROL.

         9.16 Acquisition. Enter into any agreement to acquire all or any part of the assets or equity securities of any Person unless (a) such acquisition constitutes a Permitted Acquisition and (b) the Cost of Acquisition of such assets or equity securities of any Person does not exceed 35% of Consolidated Shareholders' Equity.

         9.17 Transfer and Administration Agreement. Amend, modify or change the definition of Eligible Receivables as set forth in the Transfer and Administration Agreement as it exists on the Closing Date.

         9.18 Lease-Backs. Enter into any arrangements, directly or indirectly, with any Person whereby any of the Borrowers or its Subsidiaries shall sell or transfer any property, whether now owned or hereafter acquired, used or useful in its business, in connection with the rental or lease of the property so sold or transferred or of other property which the Borrowers or their Subsidiaries intend to use for substantially the same purpose or purposes as the property so sold or transferred except property of the Borrowers and their Subsidiaries having a book value of not to exceed in the aggregate $10,000,000.

         9.19 Dividends or Distributions. Declare or pay dividends (other than stock dividends and dividends by Subsidiaries) or make other stockholder distributions or purchases of its capital stock, or make any distribution of capital, cash or property to any stockholders or partners provided, however, that nothing in this Section 9.19 shall limit the right of (i) TDC to purchase shares of its common stock for the purposes of making required contributions to its employee stock option plan so long as the aggregate dollar amount spent for such stock in any Fiscal Year



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does not exceed $5,000,000 or (ii) Macrotron A.G. from paying required dividends on preferred stock of Macrotron A.G.

         9.20 Negative Pledge. Except as set forth in Schedule 9.20, enter into any agreement whereby any Borrower or a Subsidiary limits its rights to impose any Lien or encumbrance on any of its assets.




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                                   ARTICLE X

                       Events of Default and Acceleration

         10.01 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

                 (a) if default shall be made in the due and punctual payment of the principal of any Loan or Reimbursement Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II or Article III hereof, at maturity, by acceleration or otherwise; or

                 (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan or Reimbursement Obligation or of any fees on the date on which the same shall be due and payable; or

                 (c) if default shall be made in the performance or observance of any covenant set forth in Sections 8.07 or 8.11 or
         Article IX hereof; or

                 (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clause (a), (b) or (c) above) and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or any Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents or in any instrument or document evidencing or creating any obligation, guaranty, lien or security interest in favor of the Agent or Canadian Agent or delivered to any of the Lenders in connection with or pursuant to this Agreement or any of the Obligations (beyond any applicable grace period contained therein), or if any Loan Document ceases to be in full force and effect (other than by reason of any action by the Agent or any Lender), or if without the written consent of the Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or by reason of any action by the Agents or any Lender); or

                 (e) if a default shall occur, which is not waived, (i) in the payment of any principal, interest or premium with respect to any Indebtedness in an amount in excess of $5,000,000 (other than the Loans and Reimbursement Obligations) of TDC or any Subsidiary or (ii) in the performance, observance or fulfillment of any term or covenant




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         contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by TDC or any Subsidiary, and such default shall continue for more than the period of grace, if any, therein specified, or if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof; or

                 (f) if any representation, warranty or other statement of fact contained herein or in any other Loan Document or in any writing, certificate, report or statement at any time furnished to either of the Agents or any Lender by or on behalf of TDC or any Subsidiary pursuant to or in connection with this Agreement, or otherwise, shall be false or misleading in any material respect when given; or

                 (g) if TDC or any Subsidiary shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a custodian, receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking receivership, liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country or province thereof; or

                 (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of TDC or any Subsidiary or of the whole or any substantial part of its properties, or approve a petition filed against TDC or any Subsidiary seeking receivership, liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country or province thereof; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of TDC or any Subsidiary or of the whole or any substantial part of its properties; or if there is commenced against TDC or any Subsidiary any proceeding or petition seeking receivership, liquidation, reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country or province thereof, which proceeding or petition remains undismissed for a period of 90 days; or if TDC or any Subsidiary takes any action to indicate its consent to or approval of any such proceeding or petition; or

                 (i) if (i) any judgment where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $5,000,000 is rendered against TDC or any Subsidiary, or
         (ii) there is any attachment, injunction or execution against any of TDC's or any Subsidiary's properties for any amount in excess of $5,000,000; and such judgment, attachment, injunction or execution remains unpaid, unstayed or undismissed for a period of sixty (60) days; or




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                 (j)      if TDC or any Subsidiary shall, other than in the
         ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of TDC and the Subsidiaries, taken as a whole; or

                 (k) if (i) TDC or any Subsidiary shall engage in any prohibited transaction (as described in Section 9.13(ii) hereof) involving any employee pension benefit plan of TDC or any Subsidiary,
         (ii) any accumulated funding deficiency (as referred to in Section 9.13(iv) hereof), whether or not waived, shall exist with respect to any Single Employer Plan, (iii) a reportable event (as referred to in Section 9.13(v) hereof) (other than a reportable event for which the statutory notice requirement to the Pension Benefit Guaranty Corporation has been waived by regulation) shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed to administer or to terminate, any Single Employer Plan, which reportable event or institution or proceedings is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Single Employer Plan for purposes of Title IV of ERISA, and in the case of such a reportable event, the continuance of such reportable event shall be unremedied for thirty
         (30) days after notice of such reportable event pursuant to Section 4043(a), (c) or (d) of ERISA is given, as the case may be, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) TDC or any Subsidiary shall withdraw from a Multi-employer Plan for purposes of Title IV of ERISA, and, as a result of any such withdrawal, TDC or any Subsidiary shall incur withdrawal liability to such Multi-employer Plan, or (vi) any other event or condition shall occur or exist; and in each case in clauses (i) through (vi) of this
         Section 10.01(k), such event or condition, together with all other such events or conditions, if any, could subject TDC or any Subsidiary to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of TDC and the Subsidiaries, taken as a whole, and in each such case the event or condition is not remedied to the satisfaction of the Required Lenders within ninety (90) days after the earlier of
         (i) receipt of notice of such event or condition by the Authorized Representative from the Agent or (ii) TDC becomes aware of such event or condition; or

                 (l) if TDC or any Subsidiary shall breach any of the terms or conditions of any agreement under which any Rate Hedging Obligation permitted pursuant to Section 9.15 is created and such breach shall continue beyond any grace period, if any, relating thereto pursuant to the terms of such Obligation; or TDC or any Subsidiary shall disaffirm or seek to disaffirm any such agreement or any of its obligations thereunder; or

                 (m) if a Termination Event (as defined in the Transfer and Administration Agreement) shall occur under the Transfer and Administration Agreement which Termination Event is not cured or waived;

                 (n) if there shall occur any Change of Control of TDC or any Significant Subsidiary; or





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

                 (o) if there shall occur any event of default under the TDC TROL, which is not cured within any grace period;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall then be continuing,

                          (A) either or both of the following actions may be taken: (i) the Agent, with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders to make further Loans or issue Letters of Credit or Acceptances terminated, whereupon the obligation of each Lender to make further Loans or issue Letters of Credit or Acceptances, hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrowers any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrowers to the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause
                 (g) or (h) above, then the obligations of the Lenders to extend credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice by the Agent or the Lenders; and

                          (B) Borrowers shall, upon demand of Agent deposit cash with the Agent in an amount equal to the amount of any Letters of Credit and Acceptances remaining undrawn or unpaid, as collateral security for the repayment of any future drawings or payments under such Letters of Credit and Acceptances, and Borrowers shall forthwith deposit and pay such amounts and such amounts shall be held by Agent pursuant to the terms of the LC/Acceptance Account Agreement;

         10.02 Agent to Act. In case any one or more Events of Default shall occur and be continuing, the Agent and the Canadian Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         10.03 Cumulative Rights. No right or remedy herein conferred upon the Lenders, Agent or Canadian Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter




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existing at law or in equity or by statute, or otherwise.

         10.04 No Waiver. No course of dealing between the Borrowers and any Lender or the Agents or any failure or delay on the part of any Lender or Agent in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies hereunder and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         10.05 Default. The Agent and the Lenders shall have no right to accelerate any of the Loans upon the occurrence of any Default which shall not also constitute an Event of Default; provided, however, nothing contained in this sentence shall in any respect impair or adversely affect the right, power and authority of the Agent and the Lenders (i) to take any action expressly required or permitted to be taken under the Loan Documents upon the occurrence of any Default (and including any action or proceeding which the Agent may determine to be necessary or appropriate in furtherance of any such expressly authorized action) and (ii) to take any action provided under the Loan Documents or otherwise available by statute, at law or in equity upon the occurrence of any Default.

         10.06 Allocation of Proceeds. If an Event of Default has occurred and is continuing, and the maturity of the Obligations has been accelerated pursuant to Article X hereof, all payments received by the Agent or the Canadian Agent, or both, hereunder in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrowers hereunder shall be applied by the Agent or Canadian Agent in the following order:

                 (i) amounts due to the Agents, the Lenders, NationsBank and CIBC pursuant to Sections 2.10, 2.22, 3.09, 3.17, 8.15, 12.06 and 12.13
hereof;

                 (ii) amounts due to (A) NationsBank pursuant to Section 2.23, (B) CIBC pursuant to Section 3.10, and (C) the Agents pursuant to Section
11.08 hereof;

                 (iii) payments of interest on Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders, without distinction or preference as between Canadian Loans and Domestic Loans and Reimbursement Obligations;

                 (iv) payments of principal on Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders, without distinction or preference as between Canadian Loans and Domestic Loans and Reimbursement Obligations;

                 (v) payment of cash amounts to the Agent for deposit to the account created pursuant to the LC/Acceptance Account Agreement pursuant to
Section 10.01(B) hereof;

                 (vi) payment of Obligations owed Lenders pursuant to Swap Agreements on a pro rata basis according to amounts owed; and





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                 (vii)    payments of all other amounts due under this
Agreement and the other Loan Documents, if any, to be applied in accordance with each Lender's or Agent's pro rata share of all such amounts.






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                                   ARTICLE XI

                                   The Agents

         11.01 Appointment, Powers, and Immunities. Each Lender (including NationsBank in its capacity as maker of Swing Line Loans and NationsBank and CIBC in their respective capacities as issuers of the Letters of Credit and Acceptances) hereby irrevocably appoints and authorizes NationsBank to act as the Agent of the Lenders and CIBC to act as Canadian Agent for the Canadian Facilities Lenders under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent and Canadian Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each of the Agents (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. Each of the Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         11.02. Reliance by Agents. Each of the Agents shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 12.01 hereof. As to any matters not expressly provided for by this Agreement, neither of the Agents shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that neither of the Agents shall be required to take any action that exposes such Agent




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to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         11.03. Defaults. The Agents shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or a Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agents shall (subject to Section 11.02 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable in the best interest of the Lenders.

         11.04. Rights as Lender. With respect to its commitment and the Loans made by it, each of NationsBank (and any successor acting as Agent) and CIBC (and any successor acting as Canadian Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent or Canadian Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include each of the Agents in its individual capacity. Each of NationsBank (and any successor acting as Agent) and CIBC (and any successor acting as Canadian Agent) and their respective affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of its Subsidiaries or affiliates as if it were not acting as Agent or Canadian Agent, and each of NationsBank (and any successor acting as Agent) and CIBC (and any successor acting as Canadian Agent) and their respective affiliates may accept fees and other consideration from any Loan Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         11.05. Indemnification. The Lenders agree to indemnify the Agents (to the extent not reimbursed under Section 12.13 hereof, but without limiting the obligations of the Borrowers under such Section) on a pro rata basis in accordance with their respective commitment to lend under this Agreement as it relates to the sum of the Total Canadian Credit Commitment and the Total Domestic Revolving Credit Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against any of the Agents (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by any of the Agents under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified.
Without limitation of the foregoing, each Lender agrees to reimburse the Agents promptly upon demand for its ratable share of any costs or expenses payable by the Borrowers under Section 12.06, to the extent that the Agents are not promptly reimbursed for




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such costs and expenses by the Borrowers.  The agreements contained in this
Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

         11.06. Non-Reliance on Agents and Other Lenders. Each Lender agrees that it has, independently and without reliance on either of the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon either of the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agents hereunder, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of its Subsidiaries or affiliates that may come into the possession of either of the Agents or any of its affiliates.

         11.07. Resignation of an Agent. Either of the Agents may resign at any time by giving notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent or Canadian Agent, as the case may be, for the Lenders (and so long as no Default or Event of Default exists, a successor acceptable to the Borrower), which, in the case of the Agent, shall be a commercial bank organized or licensed under the laws of the United States or any state thereof, and, in the case of the Canadian Agent, shall be a bank organized under the laws of Canada or a province thereof, in each case having a combined surplus and capital of not less than $500,000,000. If no successor Agent or Canadian Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's or retiring Canadian Agent's giving of notice of resignation, then the retiring Agent or Canadian Agent may, on behalf of the Lenders, appoint a successor Agent or Canadian Agent which shall be a commercial bank organized under the laws of the United States or any state thereof or Canada or a province thereof, as the case may be. Upon the acceptance of any appointment as Agent or Canadian Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent or Canadian Agent, and the retiring Agent or Canadian Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's or retiring Canadian Agent's resignation hereunder as Agent or Canadian Agent, the provisions of this Article XI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent or Canadian Agent.

         11.08 Fees. The Borrowers agree to pay to each of the Agents, for its individual account, an annual Agent's fee pursuant to the terms of fee letters dated as of July 22, 1997 among the Borrowers and the Agents. Such fees shall be paid in quarterly installments in advance on the last day of each October, January, April and July, the first such installment to be paid on the Closing Date.




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         11.09   Power of Attorney.  Each Lender hereby irrevocably appoints the Agent as its attorney in fact to execute and file such documents (including the granting of one or more powers of attorney to agents in foreign jurisdictions), and take such other actions, on behalf of such Lender as the Agent may deem appropriate in order to create, maintain, perfect or ensure the enforceability or priority of Liens on any Collateral, wheresoever located, securing any of the Obligations. This power-of-attorney is coupled with an interest.





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                                  ARTICLE XII

                                 Miscellaneous

         12.01   Assignments and Participations.  (a)       Each Lender may
assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, its Domestic Revolving Credit Commitment, its Canadian Revolving Credit Commitment and its Participations); provided, however, that

                 (i)      each such assignment shall be to an Eligible
Assignee;

                 (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations in the Canadian Facilities or the Multicurrency Facilities, respectively, under this Agreement, any such partial assignment shall include a minimum assignment of at least $5,000,000 of such Lender's Canadian Revolving Credit Commitment (if any) and $10,000,000 of such Lender's Domestic Revolving Credit Commitment;

                 (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations (including Loans and Participations) under this Agreement with respect to the Canadian Facilities or the Multicurrency Facilities, as applicable, and its Notes; provided that an assignment by NationsBank shall not include any portion of the Swing Line;

                 (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit B hereto, together with any Note subject to such assignment and a processing fee of $3,500;

                 (v) each Canadian Facilities Lender must also be a Multicurrency Facilities Lender after giving effect to any assignment hereunder; and

                 (vi) such assignee shall have an office located in the United States.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrowers and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with
Section 4.06.

         (b)     The Agent shall maintain at its address referred to in Section
12.02 a copy of each



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Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Domestic Revolving Credit Commitment or Canadian Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Domestic Revolving Credit Commitment, its Canadian Revolving Credit Commitment, its Loans and Participations); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article IV and the right of set-off contained in Section 12.04, (iv) the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and
(v) such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to its Loans, its Notes and its Participations and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable or the amount of fees payable on such Loans or Notes or the Reimbursement Obligations, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes or the Reimbursement Obligations, releasing any Guarantor or all or substantially all of the Collateral, or extending such Lender's Domestic Revolving Credit Commitment or Canadian Revolving Credit Commitment, except as permitted by Section 2.14 or Section 3.12).

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans, its Notes and its interest under the Loan Documents to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (f) Any Lender may furnish any information concerning any Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) evaluating the assignment or participation and subject to the confidentiality agreement required by TDC of all Lenders.




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         12.02   Notices.  Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy, telegram or telex
(where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone, telecopy or telex number as may from time to time be specified in written or verbal notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, addressed to such party at said address:

                 (a)      if to any Borrower:

                          Tech Data Corporation
                          5350 Tech Data Drive
                          Clearwater, Florida  33760
                          Attention:  Chief Financial Officer
                          Telefacsimile: 813-538-5860
                          Telephone: 813-538-7825

                 (b)      if to the Authorized Representative:

                          at the address set forth for
                          receipt of notices in the
                          notice of appointment thereof.

                 (c)      if to the Agent:

                          NationsBank, National Association
                          901 Main Street, 67th Floor
                          Dallas, Texas  75202
                          Attention:  Timothy M. O'Connor
                          Telefacsimile: 214-508-0980
                          Telephone: 214-508-9419

                          with a copy to:

                          NationsBank, National Association
                          Independence Center
                          Charlotte, North Carolina  28255
                          Attention:  Agency Services
                          Telefacsimile: 704-386-9923
                          Telephone: 800-788-7125




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                 (d)      if to NationsBank in its capacity as issuer of the
                          Domestic Letters of Credit or Domestic Acceptances:

                          NationsBank, National Association
                          901 Main Street, 9th Floor
                          Dallas, Texas  75202
                          Attention: Alan Hanna,
                                     Letter of Credit Department
                          Telefacsimile: 214-508-1814
                          Telephone: 214-508-3606

                 (e)      if to the Canadian Agent:

                          Canadian Imperial Bank of Commerce
                          Head Office
                          Commerce Court West, 7th Floor
                          Toronto Ontario M5L 1A2
                          Attention: Manager Agent Administration
                          Telefacsimile: 416-980-5151
                          Telephone: 416-980-4077

                 (f) If to CIBC in its capacity as issuer of the Canadian Letters of Credit or Canadian Acceptances:

                          Canadian Imperial Bank of Commerce
                          Corporate Client Support Center
                          Commerce Court West, 50th Floor
                          Toronto, Ontario M5L 1A2
                          Attention: Associate
                          Telefacsimile: 416-980-5855
                          Telephone: 416-214-8417

                 (g)      if to the Lenders:

                          At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance

                 (h) if to any other Subsidiary signatory to a Guaranty, at the address of such Subsidiary provided in such Guaranty.

         12.03 No Waiver. No failure or delay on the part of the Agent or any Lender in the exercise of any right, power or privilege hereunder shall operate as a waiver of any such right, power or privilege nor shall any such failure or delay preclude any other or further exercise thereof. The rights and remedies herein provided are cumulative and not exclusive of any rights



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or remedies provided by law.

         12.04   Right of Set-off; Adjustments.

         (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of any Borrower (other than for safekeeping or collateral accounts for other Persons) against any and all of the Obligations of such Borrower now or hereafter existing under this Agreement, any other Loan Document and the Notes held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement, any other Loan Document or such Notes and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 12.04(a) are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

         (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans (excluding Competitive Bid Loans) or Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans (excluding Competitive Bid Loans) or Reimbursement Obligations owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 12.04(b) may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of such Borrower in the amount of such participation.

         12.05 Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and Acceptances and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any commitment hereunder. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrowers which are contained in this Agreement and the Notes shall inure to the benefit of the



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successors and permitted assigns of the Lenders or any of them.  No Borrower shall assign any of its rights or obligations hereunder without the consent of all Lenders.

         12.06 Expenses. Each Borrower jointly and severally agrees to pay on demand all reasonable and customary out-of-pocket costs and expenses of the Agents in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable and customary fees and expenses of counsel for the Agents with respect thereto and with respect to advising the Agents as to their rights and responsibilities under the Loan Documents. Each Borrower further agrees jointly and severally to pay on demand all reasonable and customary costs and expenses of the Agents and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement or preservation of rights under this Agreement (whether through negotiations, legal proceedings, or otherwise), any other Loan Documents and any other documents to be delivered hereunder.

         12.07 Amendments and Waivers. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers and the Required Lenders (and, if Article XI or the rights or duties of the Agent or the Canadian Agent are affected thereby, by the Agent or Canadian Agent, as applicable); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Domestic Revolving Credit Commitments or Canadian Revolving Credit Commitments of any Lenders; (ii) increase the Canadian Letter of Credit Facility or the Domestic Letter of Credit Facility or the maximum amount of Competitive Bid Loans; (iii) reduce the principal of or rate of interest on any Loan or Reimbursement Obligation or any fees or other amounts payable hereunder; (iv) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or Reimbursement Obligation or any fees or other amounts payable hereunder or for termination of any Domestic Revolving Credit Commitment or Canadian Revolving Credit Commitment; (v) change the percentage of the Domestic Revolving Credit Commitments or Canadian Revolving Credit Commitments or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement; or (vi) release any Guarantor or all or substantially all of the Collateral; provided, further, that no such amendment or waiver that affects the rights or duties of NationsBank or CIBC as maker of Swing Line Loans, issuer of Letters of Credit or issuer of Acceptances, as applicable, shall be effective unless signed by NationsBank or CIBC, as applicable.

Notwithstanding any provision of the other Loan Documents to the contrary, as between the Agent and the Lenders, execution by the Agent shall not be deemed conclusive evidence that the Agent has obtained the written consent of the Required Lenders. No notice to or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or either Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.



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         12.08   Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

         12.09 WAIVERS BY BORROWERS. IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE LOANS, ANY OF THE NOTES, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN THE BORROWER AND THE LENDERS OR THE AGENT, (I) EACH BORROWER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, RECOUPMENT, COUNTER-CLAIM OR CROSS-CLAIM UNLESS SUCH SETOFF, RECOUPMENT, COUNTER-CLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL, STATE OR PROVINCE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION AND (II) THE BORROWER AND EACH LENDER AND THE AGENTS HEREBY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

         12.10 Termination. The termination of this Agreement shall not affect any rights of the Borrowers, the Lenders or the Agents or any obligation of any Borrower, the Lenders or either of the Agents, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agents for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof or the Borrowers have furnished the Lenders and the Agent with an indemnification satisfactory to the Agents and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrowers shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         12.11   Governing Law.




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                 (A)      THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER
         THAN THOSE LOAN DOCUMENTS WHICH EXPRESSLY PROVIDE THAT THEY SHALL BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. NOTWITHSTANDING THE FOREGOING, TO THE EXTENT THAT ANY ACTION, SUIT OR PROCEEDING IS BROUGHT AGAINST TD CANADA WITHIN CANADA, THEN THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

                 (B) EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTIES OF PINELLAS OR HILLSBOROUGH, STATE OF FLORIDA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                 (C) EACH BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 12.02, ATTENTION GENERAL COUNSEL OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

                 (D) NOTHING CONTAINED IN SUBSECTION (A) OR (B) HEREOF SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY BORROWER OR ANY BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE




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         APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH BORROWER HEREBY
         IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

         12.12 Representation and Warranty of the Lenders. Each Lender hereby represents that no part of any funds used by such Lender to fund any Loan or other extension of credit to the Borrowers made by it constitutes or will constitute assets allocated to any "separate account" maintained by such Lender. As used herein, the term "separate account" shall have the meaning assigned to such term in Section 3 of ERISA.

         12.13 Indemnification. Each Borrower jointly and severally agrees to indemnify and hold harmless each of the Agents and each Lender and NCMI and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith):

                 (a)      the Loan Documents;

                 (b) any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans; or any transaction supported by any Letter of Credit or Acceptance;

                 (c) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the release by TDC or any of its Subsidiaries of any Hazardous Material; or

                 (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, any real property owned or operated by TDC or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, costs, expenses or claims asserted or arising under any Environmental
         Law), regardless of whether caused by, or within the control of, TDC or such Subsidiary,

except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 12.13 applies, such indemnity shall be





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effective whether or not such investigation, litigation or proceeding is brought by any Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Borrower agrees not to assert any claim against any of the Agents, any Lender, any of their affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

         Without prejudice to the survival of any other agreement of any Borrower hereunder, the agreements and obligations of each Borrower contained in this Section 12.13 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

         12.14 Judgment Currency. Each Borrower, the Agent and each Lender hereby agree that if, in the event that a judgment is given in relation to any sum due to either Agent or any Lender hereunder, such judgment is given in a currency (the "Judgment Currency") other than that in which such sum was originally denominated (the "Original Currency"), such Borrower agrees to indemnify such Agent or such Lender, as the case may be, to the extent that the amount of the Original Currency which could have been purchased by the Agent in accordance with normal banking procedures on the Business Day following receipt of such sum is less than the sum which could have been so purchased by the Agent had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding the giving of such judgment, and if the amount so purchased exceeds the amount which could have been so purchased had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding such judgment, the Agent or the applicable Lender agrees to remit such excess to the Borrowers. The agreements in this Section shall survive payment of all other Obligations.

         12.15   Economic and Monetary Union in the European Community.

         (a) The parties confirm that, except as provided in subsection (b) below of this Section 12.15, the occurrence or non-occurrence of an event associated with economic and monetary union in the European Community will not have the effect of altering any term of, or discharging or excusing performance under, this Agreement, any other Loan Document, any Loan or any transaction contemplated by any of the foregoing, nor give a party the right unilaterally to alter or terminate this Agreement, any other Loan Document, any Loan or any transaction contemplated by any of the foregoing or give rise to an Event of Default or otherwise be the basis for the effective designation of a Revolving Credit Termination Date.

         "An event associated with economic and monetary union in the European Community" includes, without limitation, each (and any combination) of the following:

                 (i) the introduction of, changeover to or operation of a single or unified

         European currency (whether known as the euro or otherwise);

                 (ii) the fixing of conversion rates between a member state's currency and the new currency or between the currencies of member states;

                 (iii) the substitution of that new currency for the ECU as the unit of account of the European Community;

                 (iv) the introduction of that new currency as lawful currency in a member state;

                 (v) the withdrawal from legal tender of any currency that, before the introduction of the new currency, was lawful currency in one of the member states; or

                 (vi) the disappearance or replacement of a relevant price source for the ECU or the national currency of any member state, or the failure of the agreed sponsor (or a successor sponsor) to publish or display a relevant rate, index, price, page or screen.

         (b) Any agreement between the parties that amends or overrides the provisions of this Section in respect of any Loan or any other transaction contemplated by this Agreement or any of the Loan Documents will be effective if it is in writing and expressly refers to this Section or to European monetary union or to an event associated with economic and monetary union in the European Community and would otherwise be effective in accordance with
Section 12.07.

         (c) Each Borrower agrees that, notwithstanding anything to the contrary contained in any agreement relating to "an event associated with economic and monetary union in the European Community", upon the occurrence of any such event, the Lenders shall have the right to convert any or all Alternative Currency Loans into Loans denominated in Dollars determined as of such date as may be selected by the Agent in its sole discretion.

         12.16 Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

         12.17 Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

WITNESS:                                      TECH DATA CORPORATION

/s/ R. Malloy McKeithen
--------------------------------

/s/ Terry L. Witcher                          By: /s/ Jeffery P. Howells
--------------------------------                  --------------------------
                                              Name:  Jeffery P. Howells
                                              Title: Executive Vice
                                                     President of Finance and
                                                     Chief Financial Officer


WITNESS:                                      TECH DATA FRANCE, S.N.C.

/s/ R. Malloy McKeithen                       By:    TECH DATA FRANCE, INC.,
--------------------------------                     Managing Director

/s/ Terry L. Witcher
--------------------------------
                                                     By: /s/ Jeffery P. Howells
                                                        -----------------------
                                                     Name:  Jeffery P. Howells
                                                     Title: Executive Vice
                                                            President of Finance
                                                            and Chief Financial
                                                            Officer



WITNESS:                                      TECH DATA CANADA INC.

/s/ R. Malloy McKeithen
--------------------------------

/s/ Terry L. Witcher                          By: /s/ Jeffery P. Howells
--------------------------------                  --------------------------
                                              Name:     Jeffery P. Howells
                                              Title:    Secretary and Chief
                                                        Financial Officer

                                        NATIONSBANK, NATIONAL ASSOCIATION,
                                        as Agent for the Lenders


                                        By:    /s/ Timothy M. O'Connor
                                           --------------------------------
                                        Name:   Timothy M. O'Connor
                                        Title:  Vice President



                                        NATIONSBANK, NATIONAL ASSOCIATION


                                        By:    /s/ Timothy M. O'Connor
                                           --------------------------------
                                        Name:   Timothy M. O'Connor
                                        Title:  Vice President

                                        Lending Office: NationsBank Plaza
                                        901 Main Street, 67th Floor
                                        Dallas, Texas  75202

                                        Wire Transfer Instructions:

                                        NationsBank, National Association
                                        Dallas, Texas
                                        ABA# 111000025
                                        Reference Tech Data Corporation
                                        Attention:     Corporate Credit Support
                                                       Account No.: 136621-2163

                                        CIBC INC., as Domestic Facililties
                                        Lender

                                        By: /s/ William C. Humphries
                                           --------------------------------
                                        Name:  William C. Humphries
                                        Title: as Agent, CIBC Wood Gundy
                                               Securities Corp.

                                        Domestic Lending Office:
                                        Two Paces West
                                        2727 Paces Ferry Road
                                        Suite 1200
                                        Atlanta, Georgia 30339

                                        Domestic Wire Transfer Instructions:
                                        Morgan Guaranty Trust Company
                                          of New York
                                        60 Wall Street
                                        New York, New York 10260
                                        ABA #021-000-238
                                        For Account of: CIBC Atlanta
                                        A/C #630-00-480
                                        Reference: Tech Data

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        as Canadian Agent

                                        By: /s/ M. Warren Lobo
                                           --------------------------------
                                        Name:   M. Warren Lobo
                                        Title:  Associate

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        as Canadian Facilities Lender

                                        By:   /s/ Mauro Spagnolo
                                           --------------------------------
                                        Name:   Mauro Spagnolo
                                        Title:  Director

                                        Lending Office:
                                        Corporate Client Support Center
                                        Commerce Court West, 50th Floor
                                        Toronto, Ontario M5L 1A2

                                        Wire Transfer Instruction:
                                        Corporate Client Support Centre
                                        Canadian Imperial Bank of Commerce
                                        Transit #00002
                                        Swiftcode-CIBCCATT
                                        CCSC Suspense

                                        Account Number:  Cdn$ 09-55515
                                                         US$ 05-42016
                                        Attention    Jennie Harris

                                        BARNETT BANK, N.A., Co-Agent


                                        By: /s/ Michael S. Crowe
                                           -------------------------------
                                        Name:   Michael S. Crowe
                                        Title:  Senior Vice President

                                        Lending Office:
                                        200 Central Avenue
                                        Suite 1800
                                        St. Petersburg, Florida 33701

                                        Wire Transfer Instructions:
                                        Barnett Bank, N.A.
                                        Jacksonville, Florida 32256
                                        ABA #063000047
                                        Account #01396-10231
                                        Attention: Commercial Loan Operations
                                        Reference: Tech Data Corporation

                                   BAYERISCHE VEREINSBANK AG, NEW YORK BRANCH


                                   By: /s/ Pamela T. Gillons /s/ Sylvia K. Cheng
                                        ---------------------------------------
                                   Name:  Pamela T. Gillons    Sylvia K. Cheng
                                   Title: Asst. Treasurer      Vice President

                                   Lending Office:
                                   335 Madison Avenue, 19th Floor
                                   New York, New York York 10017-4679

                                   Wire Transfer Instructions:
                                   Bayerische Vereinsbank AG
                                   New York, New York
                                   ABA #026008 808 Bay Vereins Bk
                                   Attention: Loan Servicing
                                   Reference: Tech Data Corporation

                                        CREDIT LYONNAIS ATLANTA AGENCY


                                        By: /s/ David M. Cawrse
                                           ---------------------------------
                                        Name:    David M. Cawrse
                                        Title:   First Vice President & Manager

                                        Lending Office:
                                        303 Peachtree Street, N.E.
                                        Suite 4400
                                        Atlanta, Georgia 30308

                                        Wire Transfer Instructions:
                                        Credit Lyonnais New York
                                        New York, New York 10019
                                        ABA #0260-0807-3
                                        Account #01.24173.0001.00
                                        For further credit to: Credit Lyonnais
                                        Atlanta Agency

                                        Attention: Loan Servicing
                                        Reference: Tech Data Corporation

                                        DEUTSCHE BANK AG NEW YORK BRANCH
                                        AND/OR CAYMAN ISLANDS BRANCH


                                        By: /s/ Ralf Hoffmann
                                           -------------------------------
                                        Name:    Ralf Hoffmann
                                        Title:   Vice President



                                        By: /s/ John Augsburger
                                           -------------------------------
                                        Name:  John Augsburger
                                        Title: Vice President

                                        Lending Office:
                                        31 West 52nd Street, 24th Floor
                                        New York, New York 10019

                                        Wire Transfer Instructions:
                                        Deutsche Bank AG New York Branch
                                        New York, New York
                                        ABA #026-003-780
                                        Attention: Nancy Zorn
                                        Reference: Tech Data Corporation

                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By: /s/ Curtis A. Price
                                           -----------------------------------
                                        Name:   Curtis A. Price
                                        Title:  First Vice President,
                                                as authorized agent

                                        Lending Office:
                                        One First National Plaza
                                        Suite 0324, 10th Floor
                                        Chicago, Illinois 60670

                                        Wire Transfer Instructions:
                                        The First National Bank of Chicago
                                        Chicago, Illinois
                                        ABA #071000013
                                        Account #7521-7653
                                        Attention: Bill Laird
                                        Reference: Tech Data Corporation

                                         ROYAL BANK OF CANADA

                                         By:     /s/ M. A. Cole
                                            --------------------------------
                                         Name:     M. A. Cole
                                         Title:       Manager

                                         Lending Office:
                                         New York Branch
                                         Financial Square
                                         32 Old Slip
                                         New York, New York 10005-3531

                                         Address for Notices:
                                         Royal Bank of Canada, New York Branch
                                         Financial Square, 23rd Floor
                                         32 Old Slip
                                         New York, New York 10005-3531

                                         For matters related to Domestic Letters
                                           of Credit:
                                         Attention: Assistant Manager,
                                           Standby Lcs
                                         Telefacsimile: (212) 428-2301
                                         Telephone: (212) 428-6275

                                         For matters related to Competitive Bid
                                           Loans:
                                         Attention: Irene Wanamaker
                                         Telefacsimile: (212) 428-2310
                                         Telephone: (212) 428-6308

                                         For all other matters:
                                         Attention: Manager, Credit
                                           Administration
                                         Telefacsimile: (212) 428-2372
                                         Telephone: (212) 428-6204

                                         In each case with a copy to:
                                         Royal Bank of Canada
                                         600 Wilshire Boulevard, Suite 800
                                         Los Angeles, California 90017
                                         Attention: M.A. Cole
                                         Telefacsimile: (213) 955-5350
                                         Telephone: (213) 955-5328

                                         Wire Transfer Instructions:
                                         The Chase Manhattan Bank, NY
                                         New York, New York
                                         ABA #021000021
                                         Account #920-1-033363
                                         For further credit to:
                                           Account #218-599-9
                                         Attention: Linda Smith

                                         Reference: Tech Data

                                        THE BANK OF NOVA SCOTIA


                                        By:      /s/ P. Hawes
                                           --------------------------------
                                        Name:    P. Hawes
                                        Title:   Compt.

                                        Lending Office:
                                        600 Peachtree Street, N.E.
                                        Suite 2700
                                        Atlanta, Georgia 30308

                                        Wire Transfer Instructions:
                                        The Bank of Nova Scotia, New York
                                          Agency
                                        New York, New York
                                        ABA #02600 2532
                                        Account #0606634
                                        Attention: Atlanta Agency
                                        Reference: Tech Data Corporation

                                        FIRST UNION NATIONAL BANK


                                        By:      /s/ Michael J. Carlin
                                            --------------------------------
                                        Name:     Michael J. Carlin
                                        Title:    Senior Vice President


                                        Lending Office:
                                        225 Water Street, 11th Floor
                                        Jacksonville, Florida 32202

                                        Wire Transfer Instructions:
                                        First Union National Bank
                                        Jacksonville, Florida
                                        ABA #063000021
                                        Account #145916-2008
                                        Attention: Cindy Petrie
                                        Reference: Tech Data Corporation

                                        BANQUE NATIONALE DE PARIS,
                                        HOUSTON AGENCY


                                        By:      /s/ John L. Stacy
                                           ---------------------------------
                                        Name:  John L. Stacy
                                        Title: Vice President

                                        Lending Office:
                                        333 Clay
                                        Suite 3400
                                        Houston, Texas 77002

                                        Wire Transfer Instructions:
                                        BNP New York
                                        New York, New York
                                        ABA #026007689
                                        Account #141011-001-69
                                        Attention: Loan Operations
                                        Reference: Tech Data Corporation

                                        SUNTRUST BANK, TAMPA BAY


                                        By:     /s/ Janet P. Sammons
                                           ------------------------------
                                        Name:   Janet P. Sammons
                                        Title:  Vice President

                                        Lending Office:
                                        300 1st Avenue South
                                        St. Petersburg, Florida 33701

                                        Wire Transfer Instructions:
                                        SunTrust Bank, Tampa Bay
                                        St. Petersburg, Florida
                                        ABA #063 106 569
                                        Account #MTS 9656624110
                                        Attention: Peggy Corbet
                                        Reference: Tech Data Corporation

                                  NATEXIS BANQUE
                                  (previously BFCE, New York Branch)


                                  By: /s/ Pieter J. van Tulder   /s/ John Rigo
                                     ------------------------------------------
                                  Name:   Pieter J. van Tulder       John Rigo
                                  Title:  Vice President and         Assistant
                                          Manager                Vice President
                                          Multinational Group

                                  Lending Office:
                                  645 Fifth Avenue
                                  New York, New York 10022

                                  Wire Transfer Instructions:
                                  Chase Manhattan Bank
                                  New York, New York
                                  ABA #0210-0002-1
                                  Account #544-7-75330
                                  For credit to: Banque Francaise du
                                                 Commerce Exterieur

                                  Attention:     Loan Department
                                  Reference:     Tech Data Corporation

                                        THE DAI-ICHI KANGYO BANK, LIMITED
                                        ATLANTA AGENCY


                                        By:       /s/ Tatsuji Noguchi
                                           ----------------------------------
                                        Name:  Tatsuji Noguchi
                                        Title: Joint General Manager

                                        Lending Office:
                                        Marquis Two Tower, Suite 2400
                                        285 Peachtree Center Avenue, N.E.
                                        Atlanta, Georgia 30303

                                        Wire Transfer Instructions:
                                        The Dai-Ichi Kangyo Bank, Ltd.
                                        New York, New York
                                        ABA #0260 0430 7
                                        For credit to: DKB-Atlanta Agency
                                        Account #H79-740-111250
                                        Reference: Tech Data Corporation

                                DRESDNER BANK AG
                                NEW YORK AND GRAND CAYMAN BRANCHES


                                By: /s/ William E. Lambert   /s/ Brian Haughney
                                   --------------------------------------------
                                Name:   William E. Lambert       Brian Haughney
                                Title:  Assistant Vice President   Assistant
                                                                   Treasurer

                                Lending Office:
                                75 Wall Street
                                New York, New York 10005-2889

                                Wire Transfer Instructions:

                                ___________________________________

                                ____________, ____________

                                ABA #____________
                                Account #____________
                                Attention:____________________________
                                Reference: Tech Data Corporation

                                        MELLON BANK, N.A.


                                        By:      /s/ Clifford A. Smith
                                            ---------------------------------
                                        Name:  Clifford A. Smith
                                        Title: Assistant Vice President

                                        Lending Office:
                                        One Mellon Bank Center
                                        Room 4440
                                        Pittsburgh, Pennsylvania 15258

                                        Wire Transfer Instructions:
                                        Mellon Bank, N.A.
                                        Pittsburgh, Pennsylvania
                                        ABA #043000261
                                        Account #990873800
                                        Attention: Jodi Stewart
                                        Reference: Tech Data Corporation

                                        PNC BANK, KENTUCKY, INC.


                                        By:       /s/ Ralph M. Bowman
                                           ----------------------------------
                                        Name:  Ralph M. Bowman
                                        Title: Vice President

                                        Lending Office:
                                        500 W. Jefferson Street
                                        Louisville, Kentucky 40202

                                        Wire Transfer Instructions:
                                        PNC Bank, Kentucky, Inc.
                                        Louisville, Kentucky
                                        ABA #083000108
                                        Account #3000991434
                                        Attention: Commercial Loan Operations
                                        Reference: Tech Data Corporation

                                        THE SAKURA BANK, LIMITED
                                        ATLANTA AGENCY


                                        By:       /s/ Hiroyasu Imanishi
                                           -------------------------------
                                        Name:  Hiroyasu Imanishi
                                        Title: V.P. & Senior Manager

                                        Lending Office:
                                        245 Peachtree Center Avenue, N.E.
                                        Suite 2703
                                        Atlanta, Georgia 30303

                                        Wire Transfer Instructions:
                                        Morgan Guaranty Trust Co. of New York
                                        New York, New York
                                        ABA #021 000 238
                                        Account Name: The Sakura Bank, Ltd.,
                                          New York
                                        Account #631-22-624
                                        In favor of: MTKB, Atlanta,
                                        A/C 8000100-1

                                        SOUTHTRUST BANK, NATIONAL ASSOCIATION


                                        By:      /s/ Dianne M. Flannery
                                           ----------------------------------
                                        Name: Dianne M. Flannery
                                        Title:  Vice President

                                        Lending Office:
                                        420 N. 20th Street
                                        Birmingham, Alabama 35203

                                        Wire Transfer Instructions:
                                        SouthTrust Bank, National Association
                                        St. Petersburg, Florida
                                        ABA #062-0000-80
                                        Account $131009
                                        Attention: Joanne Gundling
                                        (813) 898-2607
                                        Reference: Tech Data Corporation

                                        THE SUMITOMO BANK, LIMITED


                                        By:       /s/ Jeffrey N. Frost
                                            -----------------------------------
                                        Name:  Jeffrey N. Frost
                                        Title: Vice President & Manager
                                               Regional Credit (East)


                                        By:       /s/ Brian M. Smith
                                            -----------------------------------
                                        Name:  Brian M. Smith
                                        Title: Senior Vice President &
                                               Regional Manager (East)

                                        Lending Office:
                                        100 S. Ashley Drive
                                        Suite 1780
                                        Tampa, Florida 33602

                                        Wire Transfer Instructions:
                                        Sumitomo Bk Chgl
                                        Chicago, Illinois
                                        ABA #017001850
                                        Account # Tech Data
                                        Attention: Loans Administration

                                   EXHIBIT A

                            Lenders' Commitments and
                       Applicable Commitment Percentages


                                              Applicable                            Applicable     Total Revolving     Applicable
                                              Commitment         Canadian           Commitment     Credit Commitment   Commitment
                    Domestic Revolving        Percentage       Revolving Credit      Percentage       (Domestic        Percentage
 Lender             Credit Commitment        (Domestic)          Commitment         (Canadian)       and Canadian)     (Combined)
 -----              -----------------        -----------      -----------------     -----------    ---------------     -----------
NationsBank,           $45,000,000           8.49056604%                  0              0%          $ 45,000,000       8.18181818%
National
Association

Barnett Bank, N.A.     $40,000,000           7.54716981%                  0              0%          $ 40,000,000       7.27272727%

Bayerische             $40,000,000           7.54716981%                  0              0%          $ 40,000,000       7.27272727%
Vereinsbank AG New
York Branch

Credit Lyonnais        $40,000,000           7.54716981%                  0              0%          $ 40,000,000       7.27272727%
Atlanta Agency

Deutsche Bank          $40,000,000           7.54716981%                  0              0%          $ 40,000,000       7.27272727%

The First National     $40,000,000           7.54716981%                  0              0%          $ 40,000,000       7.27272727%
Bank of Chicago

Royal Bank of          $40,000,000           7.54716981%                  0              0%          $ 40,000,000       7.27272727%
Canada

The Bank of Nova       $30,000,000           5.66037736%        $10,000,000             50%          $ 40,000,000       7.27272727%
Scotia

CIBC Inc.              $30,000,000           5.66037736%        $10,000,000             50%          $ 40,000,000       7.27272727%

First Union            $25,000,000           4.71698113%                  0              0%          $ 25,000,000       4.54545455%
National Bank

Banque Nationale       $20,000,000           3.77358491%                  0              0%          $ 20,000,000       3.63636364%



de Paris, Houston
Agency

SunTrust Bank,         $20,000,000           3.77358491%                  0              0%          $ 20,000,000       3.63636364%
Tampa Bay

Natexis Banque         $15,000,000           2.83018868%                  0              0%          $ 15,000,000       2.72727273%
(previously BFCE,
New York Branch)

The Dai-Ichi Kangyo    $15,000,000           2.83018868%                  0              0%          $ 15,000,000       2.72727273%
Bank, Atlanta
Agency

Dresdner Bank AG       $15,000,000           2.83018868%                  0              0%          $ 15,000,000       2.72727273%
New York and Grand
Cayman Branches

Mellon Bank, N.A.      $15,000,000           2.830188.68%                 0              0%          $ 15,000,000       2.72727273%

PNC Bank, Kentucky,    $15,000,000           2.83018868%                  0              0%          $ 15,000,000       2.72727273%
Inc.

The Sakura Bank,       $15,000,000           2.83018868%                  0              0%          $ 15,000,000       2.72727273%
Limited, Atlanta
Agency

SouthTrust Bank, N.A.  $15,000,000           2.83018868%                  0              0%          $ 15,000,000       2.72727273%

The Sumitomo Bank,     $15,000,000           2.83018868%                  0              0%          $ 15,000,000       2.72727273%
Limited


   TOTALS             $530,000,000            100%              $20,000,000            100%          $550,000,000       100%
